                             2000 SEMI-ANNUAL REPORT




                       ----------------------------------
                       VALUE INVESTING IN SMALL COMPANIES
                             FOR MORE THAN 25 YEARS


                                       THE
                                      ROYCE
                                      FUNDS


                       ----------------------------------


                            PENNSYLVANIA MUTUAL FUND
                              ROYCE MICRO-CAP FUND
                             ROYCE TOTAL RETURN FUND
                           ROYCE LOW-PRICED STOCK FUND
                             ROYCE OPPORTUNITY FUND
                               ROYCE PREMIER FUND
                          ROYCE TRUST & GIFTSHARES FUND
                                ROYCE SELECT FUND


                               www.roycefunds.com

THE ROYCE FUNDS ROAD MAP

                              TWO DISTINCT MARKETS

--------------------------------------------------------------------------------

     FOR MORE THAN 25 YEARS, ROYCE & ASSOCIATES HAS UTILIZED A DISCIPLINED
        VALUE APPROACH TO INVEST IN SMALL-CAP COMPANIES. WE BELIEVE THAT
          THE SMALL-CAP UNIVERSE IS COMPRISED OF TWO DISTINCT MARKETS,
             SMALL- AND MICRO-CAP, AND THAT EACH REQUIRES A DISTINCT
                              INVESTMENT STRATEGY.


MICRO-CAP

The micro-cap segment (companies with market caps less than $300 million) provides many choices (more than 6,100 companies), yet faces significant trading difficulties, including limited trading volumes and high volatility. Therefore, we broadly diversify most of the Funds' portfolios investing in this segment by holding relatively smaller positions in most securities.

SMALL-CAP

The upper tier of the small-cap universe (companies with market caps between $300 million and $1.5 billion) is more efficient, offering greater trading volume and narrower bid/ask spreads. Therefore, we use a more concentrated approach in this tier, holding larger positions in a relatively limited number of securities.

------------------------------------------------------------------------------------------
                                          PORTFOLIO APPROACH
------------------------------------------------------------------------------------------
                          BROADLY DIVERSIFIED              CONCENTRATED
------------------------------------------------------------------------------------------
SMALL-CAP COMPANIES                                        ROYCE PREMIER FUND
------------------------------------------------------------------------------------------
SMALL- AND MICRO-CAP      PENNSYLVANIA MUTUAL FUND
COMPANIES                 ROYCE TOTAL RETURN FUND          ROYCE TRUST & GIFTSHARES FUND
                          ROYCE LOW-PRICED STOCK FUND      ROYCE SELECT FUND
                          ROYCE OPPORTUNITY FUND
------------------------------------------------------------------------------------------
MICRO-CAP COMPANIES       ROYCE MICRO-CAP FUND
------------------------------------------------------------------------------------------

BROADLY DIVERSIFIED FUNDS

PENNSYLVANIA MUTUAL FUND - our flagship fund managed by Chuck Royce since 1973 that invests in small- and micro-cap companies.

ROYCE MICRO-CAP FUND - a portfolio that selects companies with market capitalizations below $300 million that meet its pricing and valuation criteria.

ROYCE TOTAL RETURN FUND - a small- and micro-cap portfolio that invests in dividend-paying companies.

ROYCE LOW-PRICED STOCK FUND - a portfolio that invests primarily in small- and micro-cap companies trading at less than $15 per share at the time of purchase.

ROYCE OPPORTUNITY FUND - a small- and micro-cap portfolio incorporating an opportunistic value approach.


CONCENTRATED FUNDS

ROYCE PREMIER FUND - a portfolio whose top 35 holdings, selected almost exclusively from the upper tier of small-cap, represent approximately 80% of the portfolio's equities.

ROYCE TRUST & GIFTSHARES FUND - a small- and micro-cap portfolio for gifting and estate-planning that allows a donor to combine the advantages of a trust with the benefits of a mutual fund.

ROYCE SELECT FUND - a small- and micro-cap portfolio for qualified investors that incorporates an all-inclusive performance management fee.

                                                                 THE ROYCE FUNDS

SEMI-ANNUAL REPORT REFERENCE GUIDE

--------------------------------------------------------------------------------

[GRAPHIC looking through magnifying glass at The Royce Funds listing in newspaper.]

FOR MORE THAN 25 YEARS, OUR APPROACH HAS FOCUSED ON EVALUATING A COMPANY'S CURRENT WORTH -- OUR ASSESSMENT OF WHAT WE BELIEVE A KNOWLEDGEABLE BUYER MIGHT PAY TO ACQUIRE THE ENTIRE COMPANY, OR WHAT WE THINK THE VALUE OF THE COMPANY SHOULD BE IN THE STOCK MARKET. THIS ANALYSIS TAKES INTO CONSIDERATION A NUMBER OF RELEVANT FACTORS, INCLUDING THE COMPANY'S FUTURE PROSPECTS. WE SELECT THESE SECURITIES USING A RISK-AVERSE VALUE APPROACH, WITH THE EXPECTATION THAT THEIR MARKET PRICES SHOULD INCREASE TOWARD OUR ESTIMATE OF THE CURRENT WORTH, RESULTING IN CAPITAL APPRECIATION FOR FUND INVESTORS.

LETTER TO OUR SHAREHOLDERS:

WHO WANTS TO BE A MILLIONAIRE...WHO WANTS TO BE A SURVIVOR?                   2
--------------------------------------------------------------------------------
THROUGH THEIR EYES: PROFILES OF TWO ROYCE EMPLOYEES                           8
--------------------------------------------------------------------------------
SMALL-CAP MARKET CYCLE PERFORMANCE                                           10
--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS                                                       11
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO REVIEW: PENNSYLVANIA MUTUAL FUND,
ROYCE MICRO-CAP FUND, ROYCE TOTAL RETURN FUND, ROYCE
LOW-PRICED STOCK FUND, ROYCE OPPORTUNITY FUND, ROYCE PREMIER
FUND, ROYCE TRUST & GIFTSHARES FUND AND ROYCE SELECT FUND                    12
--------------------------------------------------------------------------------
UPDATES AND NOTES: WHAT'S NEW AT www.roycefunds.com                          28
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                         29
--------------------------------------------------------------------------------
POSTSCRIPT: REMEMBER Y2K?                                     INSIDE BACK COVER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                    YEAR-TO-DATE                                                        FROM          INCEPTION
FUND                                    2000*        1-YEAR          3-YEAR            5-YEAR         INCEPTION         DATE
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND**              6.59%          7.40%           9.14%           12.19%           15.58%        6/30/73
------------------------------------------------------------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND**                 12.21          24.05           11.77            13.67            15.89         12/31/91
------------------------------------------------------------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND                 3.26           2.89            6.43            13.61            13.38         12/15/93
------------------------------------------------------------------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK FUND            13.97          29.30           19.02            18.28            17.09         12/15/93
------------------------------------------------------------------------------------------------------------------------------------
ROYCE OPPORTUNITY FUND**               18.36          35.87           21.59             N/A             22.61         11/19/96
------------------------------------------------------------------------------------------------------------------------------------
ROYCE PREMIER FUND                      4.39           8.77            8.68            12.60            13.40         12/31/91
------------------------------------------------------------------------------------------------------------------------------------
ROYCE TRUST & GIFTSHARES FUND**         7.62          30.94           26.99             N/A             26.51         12/27/95
------------------------------------------------------------------------------------------------------------------------------------
ROYCE SELECT FUND                       7.96          19.50            N/A              N/A             32.54         11/18/98
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000                            3.04          14.33           10.57            14.27             n/a             n/a
------------------------------------------------------------------------------------------------------------------------------------

Pennsylvania Mutual Fund's 10-year average annual total return for the period ended 6/30/00 was 11.15%.

*    Not Annualized

** All performance and risk information reflect Investment Class results. Shares of the Funds' Consultant Class and Institutional Service Class bear an annual distribution expense, and Consultant Class Shares are subject to a deferred sales charge, neither of which are borne by the Investment Class.

[SIDENOTE]
[PHOTO]

Charles M. Royce, PRESIDENT

WHILE MOST INVESTORS KNOW THAT THE RUSSELL 2000 IS AN INDEX OF SMALL-CAP COMPANIES, VERY FEW KNOW MUCH ABOUT WHAT COMPRISES THE INDEX OR ITS HISTORY. FRANK RUSSELL CO., A PENSION-CONSULTING FIRM BASED IN TACOMA, WASHINGTON, CREATED THE INDEX ON JANUARY 1, 1979. IT ACTUALLY REPRESENTS THE 2000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH IS MADE UP OF THE LARGEST 3000 PUBLICLY TRADED DOMESTIC COMPANIES. THE RUSSELL 1000 COMPRISES THE LARGEST 1000 COMPANIES. ALTHOUGH THE SMALL-CAP RUSSELL 2000 INCLUDES TWICE AS MANY COMPANIES AS THE RUSSELL 1000, IT ACCOUNTS FOR LESS THAN 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000.

UNLIKE THE S&P INDICES, WHICH ARE REBALANCED AS MEMBERSHIP CRITERIA DICTATE, THE RUSSELL INDICES ARE REBALANCED ANNUALLY IN JUNE. THIS ONCE-A-YEAR EXERCISE CAN OFTEN MEAN HUGE SWINGS IN INDIVIDUAL SECURITIES' PRICES AS NAMES ENTER OR FALL OUT OF THE REBALANCED INDEX. RUMORS OF PROSPECTIVE INCLUSION (OR EXCLUSION) PRIOR TO THE


                                                              (cont'd on page 4)

LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

               [GRAPHIC Royce portfolio managers stranded on island]
                      CAPTION: SURVIVORS ON VALUE ISLAND

WHO WANTS TO BE A MILLIONAIRE...                                  Blaustein 2000
WHO WANTS TO BE A SURVIVOR?

What a difference the turn of a century makes! Just six months ago, the world seemed like a very different place, dominated by large-cap companies, Internet IPOs (Initial Public Offerings) and growth-stock investing. Market savvy was the province of those who ignored traditional valuation yardsticks and breezily asserted "This time it's different." For one brief, heady moment, it seemed as if anyone who wanted to be a millionaire could be, and it did not require sweating it out with Regis Philbin. All it took was a hot stock tip or two and the click of a mouse. Today, thanks to a once unthinkable bear market in the Nasdaq Composite and a bursting bubble in Internet (particularly e-commerce) stock performance, we are in a market in which the discarded investment ideas of the past -- small-cap companies, energy stocks and value investing -- now look like great finds at an eBay auction. In fact, swashbuckling, multi-millionaire hedge fund managers, once the toast of the investment world, now look like the exiled participants on the hit series, SURVIVOR. Whoever said life imitates art (or at least television) must have known something about the stock market.

     The changes involve not just a shift in market psychology, but perhaps in market leadership as well. Small-cap stocks arrived late to the high-return party, finally showing up in 2000's opening quarter, just before the Federal Reserve helped break up the celebration by once again raising interest rates. THE ARRIVAL OF SMALL-CAPS WAS WELCOME NEWS FOR THOSE OF US WHO WATCHED THE SMALL-CAP RUSSELL 2000 FINISH THIRD IN A THREE-INDEX RACE BEHIND THE NASDAQ COMPOSITE AND S&P 500 FOR MUCH OF THE LATE `90s. Yet, after starting the new year in fine fashion --


2 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 all three indices were up in the first quarter -- the trio posted negative second-quarter returns. As befits latecomers, small-caps endured the post-boom hangover with more grace than their large-cap counterparts. The Russell 2000 (+3.0% year-to-date) was the only one of the three indices to finish the six months in positive territory (S&P 500: -0.4% YTD; Nasdaq Composite: -2.5% YTD).

     The Russell 2000 managed to outperform the other indices year-to-date despite suffering a 25% decline from March 9, 2000 through April 14, 2000. This took place against a backdrop of rising interest rates, lower overall equity returns (the S&P 500's one-year trailing total return dropped to 7.3% from 21.1% at 12/31/99) and higher market volatility. According to THE NEW YORK TIMES, the Nasdaq Composite rose or fell 3% or more in a single trading session on only 40 occasions from 1971 to 1997. Between 1998 and 1999, there were 35 such occasions. Through the first six months of 2000, there were 41, or roughly one out of every three trading sessions year-to-date. HISTORICALLY, A MORE VOLATILE, LOWER RETURN ENVIRONMENT HAS GENERALLY BEEN POSITIVE FOR SMALL-CAP VALUE INVESTING, YET IT'S STILL TOO EARLY TO GAUGE WHETHER SMALL-CAPS CAN DEVELOP AND EXTEND MARKET LEADERSHIP.

[SIDENOTE]
Today, thanks to a once unthinkable bear market in the Nasdaq Composite and a bursting bubble in Internet (particularly e-commerce) stock performance, we are in a market in which the discarded investment ideas of the past -- small-cap companies, energy stocks and value investing -- now look like great finds at an eBay auction.


IT'S A SMALL WORLD

     Although small-caps had a strong opening quarter, they actually began to show some life late in 1999, with the Russell 2000 edging past the S&P 500 for the calendar year (21.3% versus 21.1%). Nevertheless, expectations for our asset class were low entering the current year, and the considerable downturn from 3/9/00 - 4/14/00 probably did little to raise many investors' hopes. INTERMEDIATE-TERM PERFORMANCE, HOWEVER, HAS BEEN STRONG. AS SHOWN BELOW, THE RUSSELL 2000 HELD A ONE-YEAR TRAILING RETURN ADVANTAGE AT 6/30/00 VERSUS THE S&P 500 AND AN EDGE FROM THE 10/8/98 SMALL-CAP MARKET TROUGH. In addition, the Russell 2000 held a slight advantage from the S&P 500's market cycle low on 8/31/98 through 6/30/00 (+56.7% versus +55.6%).

                                   [BAR CHART]
               RUSSELL 2000 VS. S&P 500: CUMULATIVE TOTAL RETURNS

                      2000 YTD      1-YEAR ENDED 6/30/00     10/8/98 - 6/30/00
RUSSELL 2000           3.0%                 14.3%                   70.3%
S&P 500               -0.4%                  7.3%                   54.9%


                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 3

LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

     After dominating performance within small-cap in late 1998, all of 1999 and early 2000, Technology stocks tumbled, losing 16% in the second quarter and down 1% year-to-date. Timely first-quarter selling enabled all of THE ROYCE FUNDS to avoid losing much of what we had gained in Technology before the small-cap correction hit. In fact, the correction led us to re-purchase several Technology issues in April and May after we had sold them earlier in the year. Energy and Healthcare stepped in to take the lead as the Russell 2000's best-performing sectors through 6/30/00. Energy stocks rallied following a mostly disappointing 1999 and Healthcare drew most of its performance from red-hot biotechnology stocks in this year's first quarter. Depressed energy stock prices during 1999's first quarter gave us the opportunity to increase our exposure to this sector in several Royce Fund portfolios.

VALUE ADDED

     Value began the year looking like the losing tribe on Survivor, unable to catch a fish or even start a fire. BUT AFTER FALLING BEHIND IN JANUARY AND FEBRUARY, VALUE PROVED THAT IT COULD SURVIVE SOME PRETTY TOUGH CONDITIONS, AS THE RUSSELL 2000 VALUE INDEX OUTPERFORMED THE RUSSELL 2000 GROWTH INDEX IN MARCH, APRIL AND MAY, AND FOR THE YEAR-TO-DATE PERIOD AS WELL. As we would expect, the performance edge from March through May occurred during an overall small-cap decline of 17.3% (as measured by the Russell 2000). The Russell 2000 Value index was down 0.5% versus a loss of 26.6% for the Russell 2000 Growth index. While the virtues of GROWTH may be alluring, inside small-cap, we think that VALUE'S virtues are more lasting, and better suited for a long-term investment horizon.

                                  [LINE GRAPH]

               VALUE LED DURING THE DECLINE, OUTPERFORMING GROWTH
                        FROM 3/9/00 PEAK AND YEAR-TO-DATE

                                 Russell 2000         Russell 2000
                                 Value                Growth
              12/31/99                0.00%                0.00%
                1/3/00               -1.83%               -1.18%
                1/4/00               -3.93%               -6.07%
                1/5/00               -3.45%               -6.24%
                1/6/00               -2.98%               -7.72%
                1/7/00               -1.11%               -4.64%
               1/10/00               -0.10%               -0.84%
               1/11/00               -1.06%               -3.27%
               1/12/00               -1.30%               -3.96%
               1/13/00                0.06%               -1.15%
               1/14/00                0.78%                0.49%
               1/18/00                1.08%                2.21%
               1/19/00                1.52%                4.09%
               1/20/00                1.82%                6.31%
               1/21/00                2.31%                8.18%
               1/24/00                0.74%                5.66%
               1/25/00                0.29%                5.47%
               1/26/00                0.17%                5.39%
               1/27/00               -0.57%                4.54%
               1/28/00               -1.85%                1.31%
               1/31/00               -2.62%               -0.93%
                2/1/00               -1.55%                0.86%
                2/2/00               -0.96%                2.49%
                2/3/00                0.21%                5.56%
                2/4/00                0.22%                6.85%
                2/7/00                0.68%                8.81%
                2/8/00                0.59%               10.55%
                2/9/00                0.10%               10.39%
               2/10/00                0.15%               12.43%
               2/11/00               -0.81%               11.41%
               2/14/00               -0.71%               12.27%
               2/15/00               -0.11%               11.97%
               2/16/00                0.23%               14.24%
               2/17/00                1.07%               17.20%
               2/18/00               -0.60%               14.13%
               2/22/00               -0.87%               12.77%
               2/23/00               -0.40%               15.37%
               2/24/00               -0.15%               16.61%
               2/25/00                0.13%               17.29%
               2/28/00                0.17%               17.58%
               2/29/00                3.34%               22.12%
                3/1/00                3.75%               25.35%
                3/2/00                3.48%               24.11%
                3/3/00                4.81%               27.91%
                3/6/00                5.14%               28.86%
                3/7/00                3.65%               27.72%
                3/8/00                3.30%               27.77%
                3/9/00                4.62%               30.65%
               3/10/00                3.92%               30.36%
               3/13/00                2.50%               26.81%
               3/14/00                0.32%               22.56%
               3/15/00                0.45%               17.97%
               3/16/00                4.23%               20.44%
               3/17/00                4.26%               20.61%
               3/20/00                2.57%               13.31%
               3/21/00                3.12%               14.17%
               3/22/00                4.94%               19.08%
               3/23/00                5.04%               19.84%
               3/24/00                5.03%               19.96%
               3/27/00                4.67%               20.03%
               3/28/00                3.03%               16.31%
               3/29/00                2.71%               11.28%
               3/30/00                2.36%                7.78%
               3/31/00                3.82%                9.28%
                4/3/00                2.17%                2.82%
                4/4/00                0.85%                0.40%
                4/5/00                2.39%                3.33%
                4/6/00                4.12%                7.03%
                4/7/00                5.30%                9.65%
               4/10/00                2.64%                3.44%
               4/11/00                2.58%                0.69%
               4/12/00                1.93%               -4.37%
               4/13/00                1.59%               -5.51%
               4/14/00               -2.66%              -14.36%
               4/17/00               -2.02%              -13.03%
               4/18/00                0.62%               -5.92%
               4/19/00                0.60%               -5.82%
               4/20/00                0.68%               -7.35%
               4/24/00               -0.69%              -10.80%
               4/25/00                2.27%               -6.00%
               4/26/00                2.05%               -7.41%
               4/27/00                3.07%               -4.70%
               4/28/00                4.44%               -1.75%
                5/1/00                5.87%                1.49%
                5/2/00                4.21%               -1.90%
                5/3/00                2.56%               -4.00%
                5/4/00                3.63%               -2.62%
                5/5/00                5.19%               -0.04%
                5/8/00                4.05%               -3.46%
                5/9/00                3.12%               -5.88%
               5/10/00                1.29%              -10.07%
               5/11/00                3.79%               -6.72%
               5/12/00                4.10%               -6.43%
               5/15/00                5.33%               -5.00%
               5/16/00                6.15%               -2.84%
               5/17/00                5.04%               -4.17%
               5/18/00                3.96%               -6.31%
               5/19/00                2.51%               -9.07%
               5/22/00                1.64%              -11.13%
               5/23/00                0.50%              -14.52%
               5/24/00                1.04%              -13.91%
               5/25/00                0.18%              -15.22%
               5/26/00                0.67%              -15.12%
               5/30/00                2.71%              -10.12%
               5/31/00                2.84%              -10.35%
                6/1/00                4.51%               -6.10%
                6/2/00                6.25%               -0.57%
                6/5/00                5.57%               -0.01%
                6/6/00                5.64%               -0.60%
                6/7/00                6.08%                0.73%
                6/8/00                5.53%                0.45%
                6/9/00                6.33%                2.73%
               6/12/00                5.23%               -1.28%
               6/13/00                6.40%               -0.30%
               6/14/00                6.13%               -1.37%
               6/15/00                6.34%               -0.65%
               6/16/00                6.02%                0.01%
               6/19/00                7.20%                2.23%
               6/20/00                7.02%                3.30%
               6/21/00                6.95%                3.99%
               6/22/00                4.76%                1.32%
               6/23/00                4.52%               -0.06%
               6/26/00                5.20%                1.44%
               6/27/00                4.65%               -0.87%
               6/28/00                6.40%                2.24%
               6/29/00                5.52%                0.08%
               6/30/00                5.85%                1.23%

     Prior to the current period, it had been more than two years since anyone used the words "value" and "outperformance" together in the same sentence. INTERESTINGLY, VALUE HAD OUTPERFORMED GROWTH IN EVERY RUSSELL 2000 FULL-MARKET CYCLE EXCEPT THE MOST RECENT ONE THAT RAN FROM 4/21/98 THROUGH 3/9/00. NOT ONLY DID VALUE UNDERPERFORM IN THAT CYCLE, BUT IT ALSO POSTED


[SIDENOTE]
ANNUAL REBALANCING, AND THE SUBSEQUENT EFFECT ON A STOCK'S PRICE, FREQUENTLY LEAD TO A FLURRY OF TRADING. INVESTORS SEEK TO ANTICIPATE THE NEW COMPOSITION, KNOWING THAT MUTUAL FUNDS THAT MIMIC THE INDEX WILL NEED TO BUY LARGE AMOUNTS OF THE NEW MEMBERS AND SELL OFF SHARES OF THE DISPLACED.

THE LARGEST COMPANY IN THE RUSSELL 2000 PRIOR TO THE JUNE 30 REBALANCING WAS BROADVISION, WHICH SPORTED A MARKET CAPITALIZATION OF APPROXIMATELY $10 BILLION -- HARDLY A SMALL-CAP COMPANY. IN CONTRAST, THE LARGEST COMPANY IN THE NEW, REBALANCED INDEX HAS A MARKET CAP OF APPROXIMATELY $3.9 BILLION. THE SMALLEST COMPANY'S MARKET CAP IS APPROXIMATELY $80 MILLION.

THERE ARE PLENTY OF NEW NAMES IN THE REBALANCED RUSSELL 2000. APPROXIMATELY 500 COMPANIES, ABOUT 26% OF THE INDEX, WERE ADDED TO REPLACE THOSE THAT DROPPED OUT DUE TO CAPITALIZATION CUTOFFS OR MERGERS. IN TERMS OF INDUSTRY SECTORS, TECHNOLOGY REMAINS THE LARGEST, BUT ITS WEIGHTING HAS BEEN REDUCED FROM APPROXIMATELY 23% TO 20%. INSIDE THE TECHNOLOGY SECTOR, THE NUMBER OF INTERNET COMPANIES INCREASED FROM 65 TO APPROXIMATELY 160 AND THEIR TOTAL WEIGHTING MORE THAN DOUBLED FROM 4.0% TO 8.5%.


                                                              (cont'd on page 6)

4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

A NEGATIVE RETURN OVER A FULL CYCLE, FOR THE FIRST TIME SINCE THE INDEX'S INCEPTION. In the current cycle that began on March 9, 2000, value has performed more in line with its historical norm, providing substantially better down market performance. As value managers, maybe we should be careful what we wish for -- better performance from small-cap value may correspond with more difficult equity market conditions overall.

[SIDENOTE]
Prior to the current period, it had been more than two years since anyone used the words "value" and "outperformance" together in the same sentence.

ROYCE ROLLS

     In the more dynamic first quarter, five of THE ROYCE FUNDS (Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Trust & GiftShares Fund, Royce Opportunity Fund and Royce Select Fund) outperformed the benchmark index. Our more conservatively managed offerings (Pennsylvania Mutual Fund, Royce Total Return Fund and Royce Premier Fund) lagged in what was the best first-quarter start for small-cap companies since 1991. IN THE MORE DIFFICULT SECOND QUARTER, ALL OF OUR FUNDS OUTPERFORMED THE SMALL-CAP INDEX, LED BY ROYCE LOW-PRICED STOCK FUND AND PENNSYLVANIA MUTUAL FUND. MORE IMPORTANTLY, ALL ROYCE FUNDS WERE AHEAD OF THE RUSSELL 2000 ON A YEAR-TO-DATE BASIS THROUGH JUNE 30, 2000.

                                  [BAR CHART]

PENNSYLVANIA MUTUAL FUND              6.59%
ROYCE MICRO-CAP FUND                 12.21%
ROYCE TOTAL RETURN FUND               3.26%
ROYCE LOW-PRICED STOCK FUND          13.97%
ROYCE OPPORTUNITY FUND               18.36%
ROYCE PREMIER FUND                    4.39%
ROYCE TRUST & GIFTSHARES FUND         7.62%
ROYCE SELECT FUND                     7.96%
RUSSELL 2000                          3.04%

     Performance in the new market cycle that began on March 9 struck a similar note -- all Royce Funds were ahead of the small-cap benchmark and all but Royce Micro-Cap Fund provided positive performance. In contrast, the Russell 2000 was off 14.4% from the March 9, 2000 peak through June 30. NOTEWORTHY PERFORMANCES WERE TURNED IN BY ROYCE OPPORTUNITY FUND (OUR BEST YEAR-TO-DATE PERFORMER), ROYCE LOW-PRICED STOCK FUND (OUR BEST PERFORMER IN THE SECOND QUARTER AND SINCE THE MARCH 9 SMALL-CAP PEAK) AND ROYCE MICRO-CAP FUND (+12.2% YEAR-TO-DATE THROUGH 6/30/00). While we are pleased with THE ROYCE FUNDS' recent relative performance, we know that we have to maintain some perspective on what has so far been a near-term recovery for small-cap value (for more complete performance information, see pages 12-27).


                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 5

LETTER TO OUR SHAREHOLDERS
-------------------------------------------------------------------------------

                       [GRAPHIC The Royce Funds baseball team]

                          CAPTION: EARLY IN THE NEW GAME
                                                                  Blaustein 2000
CYCLICAL MARKETS, EMOTIONAL INVESTORS

     Many investors simply go where the action is, or where they think it is. Media stories focusing on the return to traditional measures of valuation may not represent anything more than the fact that value is what seems to be working right now. Unless they are avowed value investors like ourselves, most people are not terribly philosophical about investing, they simply want the best returns. If better returns seem to be coming from stocks with attractive valuations, then that is where the money will flow. While this may appear to be cynicism on our part, it actually represents our ongoing faith both in cyclical markets and emotional investors.

     While momentum and emotion will remain potent motivators, most investors now seem to realize that millions are not easily made by answering trivial questions on a one-hour game show or by investing in every stock whose name begins with a small "e" or "i." Throughout the euphoria of the previous cycle, we resisted the siren song of what looked like easy, short-term gains. Instead, we chose to concentrate on a

[SIDENOTE]
Throughout the euphoria of the previous cycle, we resisted the siren song of what looked like easy, short-term gains. Instead, we chose to concentrate on a long-term time frame and continued to select securities using the same criteria that we always have, even though our methods looked antiquated to some observers at the time.

[SIDENOTE]
FINANCIAL SERVICES REMAINS THE SECOND LARGEST SECTOR, FOLLOWED BY CONSUMER SERVICES, HEALTHCARE AND CAPITAL GOODS.

THE NEW, REBALANCED RUSSELL 2000 CONTAINS MORE COMPANIES WITH NO EXPECTED EARNINGS -- ACCORDING TO DATA FROM FIRST CALL AND I/B/E/S, APPROXIMATELY 20% ARE EXPECTED TO LOSE MONEY, VERSUS 14% FROM THE PREVIOUSLY CONSTRUCTED SMALL-CAP INDEX. THE NEWLY CONSTRUCTED RUSSELL 2000 IS CHEAPER IN TERMS OF VALUATION AS MEASURED BY BOTH P/E (PRICE EARNINGS) AND PEG (P/E-TO-GROWTH) RATIOS.


DESPITE A REBALANCING POLICY THAT GENERALLY RESULTS IN SUBSTANTIAL ANNUAL CHANGES, AS WELL AS SIGNIFICANT COMPETITION FROM OTHER VENDORS (S&P, WILSHIRE, CALLAN, LIPPER AND SOON, DOW JONES), RUSSELL REMAINS THE OLDEST AND PROBABLY THE MOST RECOGNIZABLE SMALL-CAP INDEX.

Reconstituted Index data provided by Frank Russell Co. and Morgan Stanley Dean Witter.


6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

-------------------------------------------------------------------------------

long-term time frame and continued to select securities using the same criteria that we always have, even though our methods looked antiquated to some observers at the time. Today, this same approach may look like the next big thing to some of those same people. REGARDLESS OF WHAT'S TRENDY, WE STILL BELIEVE THAT PORTFOLIO DIVERSIFICATION, ATTRACTIVE VALUATIONS AND LONG-TERM INVESTING CAN CONTINUE TO HELP PEOPLE MEET THEIR FINANCIAL GOALS, REGARDLESS OF WHETHER THEY WANT TO BE "MILLIONAIRES" OR JUST "SURVIVORS."

[PHOTO]
(L-R) CHARLIE DREIFUS, JACK FOCKLER, BUZZ ZAINO,
     WHITNEY GEORGE, CHUCK ROYCE

LOWER OVERALL RETURNS, BETTER SMALL-CAP VALUE PERFORMANCE?

     We have been claiming that the market's high returns were too good to last (our own take on "irrational exuberance") since 1997. However poor or premature our forecasting has been, our guess is that equity returns going forward will be closer to their historical norms than they were through the late `90s, and that this would be a positive development for small-cap value investors. More historically typical equity returns do not necessarily mean lower, or negative, small-cap returns. WHILE HISTORICAL MARKET PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS, OUR RESEARCH INDICATES THAT WHEN THE S&P 500 HAS PROVIDED WHAT WE VIEW AS A MORE NORMAL LEVEL OF RETURN (13.8% OR LOWER ON A ROLLING 10-YEAR BASIS), SMALL-CAPS TENDED TO OUTPERFORM LARGE-CAPS ON AVERAGE ABOUT 80% OF THE TIME.*

     We believe that small-caps are finally reversing the significant performance divergence that previously plagued the asset class. IN FACT, WE THINK THAT THE MAJOR MARKET PEAKS IN MARCH COINCIDED WITH A LEADERSHIP SHIFT FAVORING SMALL-CAPS IN GENERAL AND SMALL-CAP VALUE IN PARTICULAR. At a minimum, we think we are in the early innings of a new game, prepared as always to play every inning with the same consistent approach.

     Finally, we invite you to visit our continually evolving website at www.roycefunds.com and to meet on page 8 of this report two of our valued team members, Espie Spaulding and Dan O'Byrne, who make it a pleasure to work at Royce & Associates.


Sincerely,

/s/ Charles M. Royce      /s/ W. Whitney George       /s/ Jack E. Fockler, Jr.

Charles M. Royce          W. Whitney George           Jack E. Fockler, Jr.
   PRESIDENT               VICE PRESIDENT               VICE PRESIDENT

July 25, 2000

* Our examination of 10-year rolling return periods from 1936 - 1999, including what we designated as above-average, average and below-average returns, showed that small-cap stocks outperformed large-cap stocks in 82% of the average and below-average S&P 500 10-year return periods and underperformed in 75% of the above-average S&P 500 10-year return periods. For small-cap stocks, we used the Center for Research in Security Prices 6-10 index, an unmanaged composite of the bottom five deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market. For large-cap stocks, we used the S&P 500, an unmanaged index of domestic large-cap stocks.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 7

THROUGH THEIR EYES
-------------------------------------------------------------------------------

IN A BUSINESS CHARACTERIZED BY HIGH EMPLOYEE TURNOVER IN A CITY WHERE PEOPLE COME AND GO WITH ALARMING SPEED, WE ARE PROUD TO COUNT MANY LONG-TERM STAFF MEMBERS. IN FACT, AS OF JUNE 30, 2000, 44% OF ROYCE EMPLOYEES HAVE BEEN WITH THE FIRM MORE THAN FIVE YEARS. THE EVOLUTION OF THE FIRM IS CHARTED BELOW THROUGH THE EYES OF TWO PEOPLE WHO CONTINUE TO MAKE SIGNIFICANT CONTRIBUTIONS, AND WHO MAKE WORKING AT ROYCE THE SPECIAL EXPERIENCE THAT IT IS.


[PHOTO]
ESPIE SPAULDING
ESPIE IS CHUCK ROYCE'S ADMINISTRATIVE ASSISTANT.

     How did a chance meeting at a Manhattan jeweler result in one of our longest-term employees getting her job in 1984? The answer takes us back to 1969, when Chuck Royce was providing outside research information to the manager of Pennsylvania Mutual Fund. Esperanza Spaulding was working as a Client Service Representative for the Fund. In June 1973, Chuck became the portfolio manager of the Fund and President and Chief Investment Officer of Quest Advisory Corp. Earlier that year, however, Espie had left her job on maternity leave, devoting most of the next 11 years to being a full-time mother to her son.

     Fast-forward to 1984, when a small-cap value fund manager strolls into a well-known Manhattan jeweler looking for a gift and chats with a salesman named Tommy Spaulding (Espie's husband). Soon into their conversation, their connection dawned on them. Chuck asked Tommy to have Espie call him if she were interested in working in the mutual fund business again. So in September 1984, Espie found herself working directly for Chuck. Espie's proximity to the reception area and her excellent interpersonal skills soon led to increased receptionist and administrative responsibilities as well.

     She remembers the fall of 1986 as perhaps the most memorable of these times. The firm was preparing to go public with the first small-cap value closed-end fund, Royce Value Trust. "To this day, I've never seen anything quite like Chuck, Tom Ebright and Joanne Newgard working day and night for two straight weeks, trying to raise the money for the $100 million offering." While the three of them were out on the road, Espie played a crucial part in keeping business running smoothly at the firm's office. She even saved RVT's first order ticket as a souvenir.

[SIDENOTE]
How did a chance meeting at a Manhattan jeweler result in one of our longest-term employees getting her job in 1984? The answer takes us back to 1969.


     Espie enjoys her work at Royce and the opportunity to continue learning. She says that she feels more like "Chuck's time management consultant" than his assistant, as she organizes his schedule, offers regular reminders as to what's happening next and keeps the rest of us apprised of his agenda. Espie also believes that her 20-plus years at Royce have given her the chance to grow and mature personally and professionally.


8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

-------------------------------------------------------------------------------

[PHOTO]
DAN O'BYRNE
DAN IS CURRENTLY VICE PRESIDENT AND A PRINCIPAL OF ROYCE & ASSOCIATES (THE ROYCE FUNDS' INVESTMENT ADVISER) AND VICE PRESIDENT AND ASSISTANT SECRETARY OF THE ROYCE FUNDS. HE PLAYS AN IMPORTANT ROLE IN OFFICE MANAGEMENT AND TRADING.

In 1986, Dan O'Byrne was tending bar at one of the many Irish pubs that populate Manhattan's East Side. Having graduated from University College, Dublin in 1983, he had tried his hand at various far-flung sales jobs in his native Ireland, selling everything from insurance to hardware to men's clothing. Wanting a change, he had come to New York City in 1985. Tending bar was lucrative, but the nights were long and the work was often draining. Too many shifts ended with Dan "arriving home at 6 a.m. just in time to see my wife off to work at 7." Dan's wife, Mary, then herself a Royce employee, told him that a part-time position was available as a mutual fund Client Service Representative for Pennsylvania Mutual Fund, our sole offering at the time. Dan accepted the job, but also hung on to a few shifts at the bar. "A wise move," he says, "since taking the position at Royce initially meant a 75% pay cut. But the opportunity was too good to turn down."

     His first important assignment at Royce was researching series funds and multiple class funds, a new trend in the mutual fund business back in 1986. The fact that the eight funds in this report to shareholders are organized as series of The Royce Fund results directly from Dan's seminal efforts. In 1988, he moved from the mutual fund area to a position with the investment adviser. He continued to work in multiple capacities, including helping to set up appointments for company visits, answering the phone, and doing some "back office" work settling trades. As it happened, his desk in the reception area was next to the trading area. Soon, he was helping out as a trader, virtually full time.

     "I really enjoyed trading. I loved the quick, instant gratification you get from doing a trade. What I didn't like about it," Dan says, "was that you couldn't get away from the desk during the trading day and leave the phone. So there was little time for other projects." By 1994, Dan's contributions to several other projects, including the design of our internal Portfolio Management System software, resulted in less time at the trading desk and more attention to managerial and administrative duties. These changes coincided with the expansion of Royce & Associates, as we added more funds, services and employees throughout the `90s.

     Dan credits his skills as a bartender in helping him become an effective trader. He developed the ability to listen to several people at once while still working and remaining "effective amidst the chaos." He sees the advent of electronic trading systems and the attendant technological innovations that have followed as critical developments for the industry, resulting in "a more transparent market, which has been good for everyone." Having Dan around has certainly been good for us.

[SIDENOTE]
Dan credits his ability to listen to several people at once in helping him become an effective trader.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000  | 9

SMALL-CAP MARKET CYCLE PERFORMANCE
-------------------------------------------------------------------------------

The last full market cycle for small-caps included a long up phase, punctuated by a recent downturn. This cycle, which ended with a peak on March 9, 2000, marked the first time that VALUE underperformed GROWTH over a full market cycle since the Russell 2000's 1979 inception. It was also the first time that VALUE posted a negative return for a full market cycle. Since then, the small-cap index has endured a major correction, losing 25.1% through its recent trough on April 14, 2000. Although the index has rallied 14.2% from this trough through 6/30/00, it remains almost 15% below its historical peak.

     1998 - 2000 Small-Cap Market Cycle: Russell 2000 Indices Total Returns

                                   [LINE GRAPH]

                       1998 - 2000 SMALL-CAP MARKET CYCLE:
                       RUSSELL 2000 INDICES TOTAL RETURNS

                         Russell            Russell 2000        Russell 2000
                         2000               Value               Growth
     Dec-97                0.00%                0.00%                0.00%
                          -0.13%                0.04%               -0.30%
                          -0.01%               -0.09%                0.07%
                          -0.91%               -0.95%               -0.87%
                          -1.65%               -1.70%               -1.60%
                          -2.57%               -2.49%               -2.66%
                          -5.47%               -4.87%               -6.12%
                          -5.95%               -5.08%               -6.88%
                          -4.21%               -4.06%               -4.37%
                          -3.41%               -3.21%               -3.62%
                          -3.44%               -3.29%               -3.60%
                          -2.39%               -2.26%               -2.53%
                          -1.25%               -1.46%               -1.02%
                          -1.59%               -1.92%               -1.25%
                          -2.43%               -2.50%               -2.35%
                          -2.76%               -2.92%               -2.59%
                          -3.64%               -3.39%               -3.89%
                          -3.29%               -3.05%               -3.55%
                          -1.92%               -1.99%               -1.84%
                          -1.14%               -1.51%               -0.74%
                          -1.58%               -1.81%               -1.33%
                          -1.58%               -1.81%               -1.33%
                          -0.60%               -1.12%               -0.04%
                           0.15%               -0.63%                0.99%
                           1.10%               -0.04%                2.32%
                           1.61%                0.42%                2.88%
                           1.95%                0.79%                3.19%
                           2.37%                1.03%                3.79%
                           3.26%                1.83%                4.78%
                           3.47%                2.02%                5.01%
                           3.56%                2.16%                5.05%
                           4.00%                2.42%                5.69%
                           3.71%                2.36%                5.14%
                           4.06%                2.65%                5.56%
                           3.96%                2.43%                5.59%
                           3.91%                2.44%                5.48%
                           4.43%                2.99%                5.97%
                           3.98%                2.86%                5.18%
                           4.94%                3.60%                6.37%
                           5.65%                4.13%                7.27%
                           5.70%                4.13%                7.38%
                           5.70%                4.13%                7.38%
                           5.62%                4.19%                7.14%
                           5.84%                4.63%                7.13%
                           5.77%                4.41%                7.22%
                           4.55%                3.40%                5.78%
                           6.12%                4.63%                7.70%
                           5.51%                4.42%                6.68%
                           6.30%                4.97%                7.72%
                           6.88%                5.48%                8.38%
                           7.04%                5.53%                8.66%
                           7.27%                5.64%                9.01%
                           7.95%                6.19%                9.82%
                           7.78%                6.47%                9.19%
                           8.07%                6.64%                9.59%
                           8.56%                6.93%               10.31%
                           8.56%                7.05%               10.17%
                           8.51%                6.86%               10.26%
                           9.04%                7.38%               10.81%
                           9.20%                7.55%               10.96%
                           9.37%                7.73%               11.12%
                           9.25%                7.57%               11.04%
                           9.06%                7.38%               10.85%
                          10.06%                8.35%               11.88%
                          11.04%                9.07%               13.13%
                          11.36%                9.48%               13.36%
                          11.22%                9.45%               13.11%
                          10.33%                8.93%               11.83%
                           8.83%                7.97%                9.76%
                           8.87%                7.69%               10.13%
                           9.95%                8.55%               11.44%
                           9.84%                8.66%               11.09%
                          11.04%                9.61%               12.58%
                          11.59%                9.90%               13.39%
                          10.96%                9.12%               12.92%
                          11.56%                9.80%               13.44%
                          11.95%                9.96%               14.08%
                          12.55%               10.43%               14.81%
                          12.50%               10.71%               14.41%
                          11.09%                9.65%               12.64%
                          10.03%                8.65%               11.50%
                           7.35%                6.30%                8.48%
                           8.27%                6.84%                9.79%
                           9.30%                7.52%               11.20%
                          10.67%                8.89%               12.57%
                          11.15%                9.49%               12.92%
                          11.26%                9.64%               12.98%
                          10.42%                8.89%               12.04%
                           9.90%                8.46%               11.44%
                           9.14%                7.91%               10.45%
                           9.94%                8.43%               11.55%
                           9.35%                8.16%               10.63%
                           9.17%                7.98%               10.43%
                           9.48%                8.23%               10.81%
                           9.03%                7.90%               10.23%
                           8.31%                7.33%                9.37%
                           7.19%                6.59%                7.85%
                           7.94%                7.24%                8.70%
                           7.41%                6.92%                7.95%
                           7.11%                6.76%                7.50%
                           6.15%                5.99%                6.35%
                           4.35%                4.64%                4.07%
                           3.26%                3.53%                2.99%
                           4.55%                4.63%                4.49%
                           4.71%                5.03%                4.39%
                           4.71%                5.03%                4.39%
                           3.47%                4.41%                2.50%
                           3.15%                4.15%                2.13%
                           3.03%                4.17%                1.86%
                           3.63%                4.57%                2.66%
                           4.20%                4.98%                3.41%
                           4.68%                5.30%                4.04%
                           4.75%                5.21%                4.29%
                           3.47%                4.33%                2.60%
                           1.94%                2.96%                0.89%
                           1.35%                2.25%                0.42%
                          -0.42%                0.79%               -1.66%
                           0.62%                1.31%               -0.09%
                           1.93%                2.40%                1.46%
                           0.92%                1.39%                0.45%
                           0.61%                0.96%                0.26%
                           1.34%                1.52%                1.17%
                           2.66%                2.38%                2.97%
                           3.61%                3.07%                4.19%
                           3.31%                2.85%                3.81%
                           3.37%                3.09%                3.68%
                           4.14%                3.74%                4.58%
     Jun-98                4.93%                4.44%                5.46%
                           5.50%                5.25%                5.80%
                           5.16%                5.13%                5.23%
                           5.56%                5.36%                5.80%
                           5.35%                5.40%                5.35%
                           5.55%                5.40%                5.75%
                           5.56%                5.48%                5.70%
                           5.21%                5.01%                5.45%
                           5.29%                4.84%                5.78%
                           5.44%                4.98%                5.93%
                           6.04%                5.24%                6.87%
                           6.43%                5.45%                7.43%
                           6.14%                5.20%                7.10%
                           6.05%                4.79%                7.34%
                           4.75%                3.68%                5.85%
                           3.55%                2.57%                4.54%
                           1.58%                1.00%                2.19%
                           0.71%                0.13%                1.31%
                          -0.54%               -1.00%               -0.05%
                          -1.84%               -2.19%               -1.46%
                          -2.15%               -2.34%               -1.92%
                          -1.37%               -1.77%               -0.93%
                          -3.57%               -3.74%               -3.35%
                          -5.04%               -4.71%               -5.33%
                          -7.73%               -7.14%               -8.27%
                          -8.40%               -7.56%               -9.19%
                          -6.58%               -6.05%               -7.05%
                          -4.47%               -4.30%               -4.58%
                          -5.43%               -5.24%               -5.56%
                          -7.96%               -7.50%               -8.37%
                          -6.11%               -5.87%               -6.31%
                          -7.19%               -6.68%               -7.66%
                          -7.45%               -6.69%               -8.14%
                          -7.18%               -6.52%               -7.79%
                          -5.50%               -5.09%               -5.86%
                          -6.74%               -6.16%               -7.27%
                          -7.67%               -6.91%               -8.37%
                          -9.05%               -8.08%               -9.96%
                          -9.51%               -8.37%              -10.57%
                         -10.42%               -9.22%              -11.55%
                         -12.55%              -11.06%              -13.97%
                         -15.86%              -13.93%              -17.70%
                         -17.58%              -15.17%              -19.89%
                         -22.29%              -18.82%              -25.66%
                         -19.96%              -17.23%              -22.59%
                         -18.91%              -16.46%              -21.28%
                         -20.38%              -17.83%              -22.86%
                         -20.20%              -17.62%              -22.71%
                         -16.77%              -15.07%              -18.40%
                         -18.89%              -16.83%              -20.89%
                         -20.67%              -18.44%              -22.82%
                         -18.67%              -16.77%              -20.51%
                         -17.71%              -16.05%              -19.31%
                         -17.70%              -15.76%              -19.59%
                         -17.17%              -15.47%              -18.82%
                         -18.23%              -16.29%              -20.09%
                         -16.40%              -14.41%              -18.32%
                         -16.54%              -14.51%              -18.50%
                         -15.25%              -13.43%              -17.01%
                         -13.44%              -12.01%              -14.83%
                         -14.77%              -13.12%              -16.36%
                         -15.04%              -13.54%              -16.50%
                         -15.22%              -13.57%              -16.82%
                         -15.73%              -13.90%              -17.50%
                         -16.21%              -14.23%              -18.12%
                         -19.31%              -16.52%              -22.01%
                         -19.36%              -16.15%              -22.46%
                         -22.34%              -18.39%              -26.16%
                         -23.33%              -19.25%              -27.28%
                         -25.71%              -21.01%              -30.25%
                         -28.48%              -23.56%              -33.25%
                         -26.62%              -22.48%              -30.63%
                         -24.95%              -21.65%              -28.15%
                         -26.15%              -22.64%              -29.53%
                         -25.07%              -21.85%              -28.19%
                         -22.79%              -20.21%              -25.28%
                         -20.91%              -18.50%              -23.23%
                         -18.71%              -16.59%              -20.75%
                         -17.37%              -15.13%              -19.54%
                         -16.99%              -14.84%              -19.06%
                         -15.50%              -13.61%              -17.32%
                         -15.36%              -13.63%              -17.03%
                         -14.22%              -12.61%              -15.77%
                         -14.36%              -12.95%              -15.72%
                         -14.35%              -13.01%              -15.64%
                         -13.66%              -12.41%              -14.86%
                         -12.79%              -11.69%              -13.85%
                         -10.82%              -10.14%              -11.47%
                         -10.66%               -9.96%              -11.32%
                          -9.40%               -8.84%               -9.92%
                          -8.51%               -7.87%               -9.12%
                          -7.70%               -7.27%               -8.11%
                          -8.15%               -8.01%               -8.27%
                          -8.49%               -8.44%               -8.53%
                          -9.26%               -9.15%               -9.36%
                          -9.55%               -9.45%               -9.63%
                         -10.19%               -9.91%              -10.45%
                          -9.93%              -10.02%               -9.83%
                         -10.17%              -10.38%               -9.95%
                          -9.56%              -10.13%               -9.00%
                          -9.04%               -9.74%               -8.35%
                          -9.04%               -9.78%               -8.30%
                          -8.16%               -9.46%               -6.89%
                          -8.51%               -9.53%               -7.50%
                          -7.88%               -9.05%               -6.72%
                          -7.25%               -8.89%               -5.65%
                          -8.22%               -9.30%               -7.17%
                          -8.00%               -9.04%               -6.97%
                          -8.27%               -9.36%               -7.20%
                          -8.85%               -9.80%               -7.91%
                          -8.07%               -9.23%               -6.93%
                          -7.41%               -8.68%               -6.16%
                          -7.33%               -8.92%               -5.79%
                          -7.21%               -9.03%               -5.43%
                          -8.47%              -10.04%               -6.94%
                          -8.73%              -10.34%               -7.16%
                         -10.45%              -11.56%               -9.36%
                         -10.07%              -11.40%               -8.77%
                         -10.00%              -11.42%               -8.61%
                          -9.08%              -10.90%               -7.31%
                          -8.24%              -10.51%               -6.04%
                          -7.25%               -9.98%               -4.61%
                          -7.62%              -10.36%               -4.97%
                          -6.57%               -9.71%               -3.53%
                          -6.39%               -9.64%               -3.24%
                          -5.78%               -9.45%               -2.22%
                          -5.24%               -8.99%               -1.61%
                          -4.87%               -8.42%               -1.44%
     Dec-98               -2.55%               -6.45%                1.23%
                          -2.69%               -6.07%                0.57%
                          -2.50%               -5.85%                0.75%
                          -1.18%               -5.14%                2.65%
                          -1.14%               -5.59%                3.17%
                          -0.35%               -5.22%                4.35%
                           0.13%               -5.77%                5.80%
                          -1.20%               -6.85%                4.23%
                          -1.79%               -7.09%                3.31%
                          -2.90%               -8.19%                2.19%
                          -1.32%               -6.97%                4.11%
                          -0.40%               -6.86%                5.81%
                          -0.47%               -6.99%                5.80%
                          -1.99%               -7.98%                3.77%
                          -2.36%               -8.16%                3.22%
                          -2.45%               -8.19%                3.07%
                          -1.71%               -7.86%                4.20%
                          -2.68%               -9.06%                3.46%
                          -2.01%               -9.03%                4.74%
                          -1.25%               -8.57%                5.78%
                          -1.51%               -9.04%                5.72%
                          -2.50%               -9.74%                4.45%
                          -2.04%               -9.68%                5.29%
                          -3.40%              -10.68%                3.59%
                          -4.54%              -11.34%                1.98%
                          -4.88%              -11.27%                1.26%
                          -6.78%              -12.09%               -1.67%
                          -7.94%              -13.17%               -2.91%
                          -6.05%              -12.53%                0.17%
                          -7.86%              -13.94%               -2.02%
                          -8.29%              -14.24%               -2.58%
                          -9.86%              -15.20%               -4.73%
                          -9.52%              -14.62%               -4.61%
                          -9.23%              -14.56%               -4.10%
                          -7.97%              -13.70%               -2.45%
                          -7.70%              -13.74%               -1.89%
                          -8.57%              -14.55%               -2.83%
                          -9.14%              -14.94%               -3.57%
                          -9.25%              -14.82%               -3.89%
                          -8.76%              -14.50%               -3.23%
                          -8.75%              -14.76%               -2.97%
                          -9.31%              -15.03%               -3.81%
                          -8.82%              -14.66%               -3.21%
                          -7.90%              -14.08%               -1.98%
                          -7.43%              -14.35%               -0.81%
                          -7.61%              -14.58%               -0.92%
                          -7.15%              -14.25%               -0.34%
                          -7.14%              -14.19%               -0.39%
                          -7.76%              -14.41%               -1.38%
                          -7.19%              -14.15%               -0.52%
                          -7.58%              -14.79%               -0.66%
                          -7.74%              -14.90%               -0.88%
                          -7.48%              -14.92%               -0.35%
                          -8.17%              -15.43%               -1.21%
                          -8.96%              -15.99%               -2.21%
                         -11.22%              -17.37%               -5.31%
                         -10.96%              -17.19%               -4.98%
                          -8.97%              -16.05%               -2.18%
                          -8.75%              -15.93%               -1.87%
                          -7.36%              -15.04%                0.00%
                          -7.57%              -15.22%               -0.25%
                          -7.83%              -15.52%               -0.47%
                          -7.57%              -15.36%               -0.12%
                          -6.75%              -14.99%                1.12%
                          -7.03%              -15.56%                1.11%
                          -7.79%              -16.09%                0.15%
                          -7.29%              -15.85%                0.89%
                          -5.91%              -14.82%                2.60%
                          -4.41%              -13.97%                4.70%
                          -3.26%              -13.63%                6.62%
                          -3.21%              -12.21%                5.38%
                          -3.14%              -11.50%                4.87%
                          -2.23%              -10.00%                5.22%
                          -4.35%               -9.39%                0.55%
                          -3.67%               -9.90%                2.34%
                          -1.07%               -8.75%                6.29%
                          -0.55%               -8.65%                7.21%
                           0.13%               -8.30%                8.19%
                           0.88%               -8.72%               10.05%
                           0.93%               -8.33%                9.77%
                           0.57%               -7.64%                8.44%
                           0.45%               -7.41%                7.98%
                           0.43%               -7.81%                8.32%
                           0.54%               -7.26%                8.02%
                           0.38%               -6.92%                7.39%
                           0.78%               -6.91%                8.15%
                           0.57%               -6.47%                7.34%
                           1.21%               -6.11%                8.24%
                           2.55%               -5.07%                9.87%
                           3.70%               -4.46%               11.53%
                           4.28%               -4.44%               12.64%
                           4.67%               -3.85%               12.83%
                           2.88%               -5.09%               10.53%
                           2.46%               -5.75%               10.33%
                           2.74%               -5.69%               10.81%
                           3.60%               -5.05%               11.89%
                           4.04%               -4.39%               12.12%
                           4.29%               -3.76%               12.01%
                           2.27%               -4.87%                9.11%
                           0.89%               -5.40%                6.93%
                           1.11%               -5.47%                7.43%
                           0.55%               -5.83%                6.68%
                           1.89%               -4.97%                8.49%
                           1.61%               -4.69%                7.67%
                           1.45%               -4.82%                7.49%
                           1.28%               -4.76%                7.10%
                           2.76%               -4.10%                9.34%
                           3.81%               -3.66%               10.98%
                           3.13%               -4.04%               10.02%
                           3.44%               -4.05%               10.62%
                           2.75%               -4.54%                9.75%
                           1.79%               -5.08%                8.39%
                           0.28%               -5.46%                5.82%
                           0.83%               -4.87%                6.33%
                           2.54%               -4.04%                8.87%
                           3.05%               -3.62%                9.47%
                           3.44%               -3.38%               10.00%
                           4.46%               -2.85%               11.49%
                           3.97%               -2.93%               10.62%
                           3.92%               -3.11%               10.67%
                           3.02%               -3.71%                9.50%
                           3.02%               -3.54%                9.33%
                           4.32%               -2.49%               10.87%
                           5.61%               -1.81%               12.73%
     Jun-99                6.50%               -1.53%               14.21%
                           5.74%               -1.98%               13.10%
                           6.22%               -1.81%               13.92%
                           6.22%               -2.01%               14.15%
                           5.34%               -2.60%               12.95%
                           5.82%               -2.29%               13.62%
                           6.58%               -1.68%               14.53%
                           6.89%               -1.45%               14.92%
                           6.62%               -1.67%               14.59%
                           7.41%               -1.49%               16.04%
                           8.41%               -0.89%               17.48%
                           8.28%               -0.91%               17.23%
                           7.39%               -1.38%               15.88%
                           5.57%               -2.44%               13.25%
                           5.82%               -2.25%               13.58%
                           5.10%               -2.53%               12.37%
                           4.38%               -3.18%               11.58%
                           3.10%               -3.86%                9.67%
                           3.95%               -3.48%               11.01%
                           3.98%               -3.62%               11.24%
                           2.83%               -4.47%                9.77%
                           3.58%               -3.87%               10.67%
                           3.08%               -4.00%                9.77%
                           1.61%               -4.79%                7.58%
                           0.08%               -5.70%                5.38%
                           0.09%               -5.84%                5.57%
                          -0.29%               -6.16%                5.11%
                          -0.79%               -6.33%                4.27%
                          -1.50%               -6.89%                3.39%
                          -0.23%               -6.04%                5.12%
                          -0.08%               -6.23%                5.62%
                           1.13%               -5.68%                7.55%
                           1.09%               -5.85%                7.66%
                           1.60%               -5.51%                8.34%
                           0.94%               -5.99%                7.49%
                           0.86%               -5.81%                7.12%
                           1.24%               -5.45%                7.53%
                           1.90%               -5.15%                8.58%
                           1.88%               -5.32%                8.72%
                           2.06%               -5.47%                9.27%
                           1.63%               -5.78%                8.71%
                           0.81%               -6.42%                7.69%
                          -0.36%               -7.42%                6.34%
                          -0.25%               -7.38%                6.53%
                           0.50%               -6.91%                7.58%
                          -0.33%               -7.52%                6.53%
                           1.65%               -6.24%                9.24%
                           2.19%               -6.00%               10.11%
                           1.66%               -6.45%                9.50%
                           2.09%               -6.29%               10.22%
                           2.88%               -5.96%               11.51%
                           2.55%               -6.19%               11.06%
                           2.22%               -6.74%               10.97%
                           1.79%               -6.71%               10.04%
                           0.38%               -7.91%                8.42%
                           1.36%               -7.43%                9.93%
                           1.06%               -7.86%                9.78%
                          -0.50%               -9.02%                7.81%
                          -0.24%               -9.24%                8.57%
                          -1.95%              -10.48%                6.38%
                          -2.67%              -10.98%                5.41%
                          -1.56%              -10.20%                6.88%
                          -2.31%              -10.79%                5.97%
                          -1.60%              -10.35%                6.97%
                          -0.23%               -9.24%                8.59%
                          -1.12%               -9.90%                7.48%
                          -0.40%               -9.50%                8.53%
                          -0.54%               -9.74%                8.49%
                           0.36%               -9.39%                9.97%
                          -0.03%               -9.84%                9.66%
                          -0.12%              -10.04%                9.68%
                           0.46%               -9.84%               10.67%
                          -0.82%              -10.96%                9.24%
                          -2.06%              -11.60%                7.37%
                          -2.05%              -11.93%                7.73%
                          -3.14%              -12.45%                6.04%
                          -4.49%              -13.19%                4.05%
                          -4.01%              -13.39%                5.26%
                          -3.31%              -13.43%                6.74%
                          -3.22%              -13.61%                7.11%
                          -2.19%              -12.54%                8.10%
                          -2.40%              -12.70%                7.82%
                          -2.87%              -13.09%                7.28%
                          -2.62%              -12.67%                7.35%
                          -1.21%              -11.69%                9.21%
                           0.17%              -11.05%               11.37%
                           0.90%              -10.67%               12.47%
                           1.04%              -10.31%               12.36%
                           2.48%               -9.65%               14.62%
                           2.82%               -9.83%               15.50%
                           3.40%               -9.72%               16.59%
                           4.03%               -9.65%               17.80%
                           4.32%               -9.68%               18.43%
                           4.91%               -9.64%               19.59%
                           4.62%              -10.01%               19.40%
                           5.13%               -9.68%               20.09%
                           5.90%               -9.19%               21.14%
                           6.82%               -8.77%               22.60%
                           6.83%               -8.97%               22.82%
                           7.99%               -8.42%               24.61%
                           7.80%               -8.83%               24.67%
                           7.69%               -9.57%               25.23%
                           6.22%              -10.54%               23.22%
                           6.57%              -10.64%               24.05%
                           7.26%              -10.37%               25.19%
                           6.83%              -10.86%               24.82%
                           6.15%              -10.59%               23.15%
                           6.07%              -10.68%               23.06%
                           7.65%              -10.23%               25.82%
                           8.62%               -9.93%               27.50%
                           8.90%              -10.43%               28.60%
                           8.90%              -10.92%               29.11%
                           9.63%              -11.33%               31.04%
                           8.71%              -12.09%               29.97%
                           9.13%              -12.09%               30.83%
                          10.02%              -11.88%               32.42%
                           8.22%              -12.56%               29.46%
                           7.93%              -12.51%               28.80%
                           8.86%              -12.22%               30.41%
                           9.09%              -12.07%               30.70%
                           9.32%              -12.09%               31.20%
                          11.32%              -11.28%               34.46%
                          11.83%              -11.17%               35.39%
                          12.88%              -10.41%               36.72%
                          13.34%              -10.41%               37.67%
                          14.31%              -10.23%               39.46%
                          16.40%               -8.85%               42.29%
                          16.26%               -9.02%               42.19%
     Dec-99               18.17%               -7.84%               44.85%
                          16.47%               -9.53%               43.15%
                          12.01%              -11.47%               36.06%
                          12.11%              -11.02%               35.81%
                          11.29%              -10.59%               33.67%
                          14.36%               -8.87%               38.13%
                          17.53%               -7.93%               43.63%
                          15.35%               -8.82%               40.11%
                          14.75%               -9.04%               39.12%
                          17.38%               -7.79%               43.18%
                          18.89%               -7.12%               45.56%
                          20.25%               -6.85%               48.06%
                          21.78%               -6.44%               50.77%
                          23.50%               -6.17%               53.99%
                          25.06%               -5.72%               56.71%
                          22.53%               -7.16%               53.05%
                          22.18%               -7.58%               52.77%
                          22.07%               -7.69%               52.66%
                          21.12%               -8.37%               51.43%
                          18.22%               -9.55%               46.75%
                          16.27%              -10.25%               43.50%
                          18.05%               -9.27%               46.09%
                          19.49%               -8.73%               48.46%
                          22.22%               -7.65%               52.90%
                          23.14%               -7.64%               54.78%
                          24.76%               -7.22%               57.61%
                          25.95%               -7.30%               60.13%
                          25.61%               -7.75%               59.90%
                          27.08%               -7.70%               62.86%
                          25.91%               -8.59%               61.38%
                          26.57%               -8.50%               62.63%
                          26.63%               -7.95%               62.19%
                          28.40%               -7.63%               65.47%
                          30.91%               -6.86%               69.76%
                          27.94%               -8.40%               65.32%
                          26.84%               -8.64%               63.35%
                          28.91%               -8.22%               67.12%
                          29.92%               -7.98%               68.91%
                          30.53%               -7.73%               69.90%
                          30.76%               -7.68%               70.32%
                          35.47%               -4.77%               76.89%
                          37.96%               -4.38%               81.57%
                          36.95%               -4.64%               79.77%
                          40.29%               -3.41%               85.28%
                          41.11%               -3.11%               86.65%
                          39.60%               -4.48%               85.00%
                          39.48%               -4.80%               85.07%
                          42.15%               -3.58%               89.25%
                          41.62%               -4.23%               88.83%
                          38.42%               -5.54%               83.69%
                          34.37%               -7.55%               77.53%
                          31.16%               -7.43%               70.89%
                          34.69%               -3.94%               74.45%
                          34.82%               -3.92%               74.70%
                          28.83%               -5.47%               64.13%
                          29.70%               -4.97%               65.38%
                          34.05%               -3.30%               72.49%
                          34.64%               -3.19%               73.59%
                          34.72%               -3.21%               73.77%
                          34.61%               -3.54%               73.87%
                          31.18%               -5.05%               68.47%
                          27.45%               -5.34%               61.19%
                          24.78%               -5.67%               56.12%
                          26.54%               -4.32%               58.30%
                          21.14%               -5.85%               48.94%
                          18.79%               -7.06%               45.43%
                          21.61%               -5.64%               49.68%
                          25.06%               -4.05%               55.04%
                          27.48%               -2.96%               58.83%
                          21.81%               -5.41%               49.84%
                          19.81%               -5.47%               45.85%
                          15.89%               -6.06%               38.53%
                          14.91%               -6.38%               36.87%
                           6.59%              -10.29%               24.05%
                           7.84%               -9.71%               25.97%
                          14.16%               -7.27%               36.27%
                          14.23%               -7.29%               36.42%
                          13.17%               -7.21%               34.20%
                          10.06%               -8.48%               29.21%
                          14.88%               -5.75%               36.16%
                          13.76%               -5.95%               34.11%
                          16.18%               -5.01%               38.04%
                          18.93%               -3.76%               42.31%
                          21.92%               -2.44%               47.01%
                          18.71%               -3.97%               42.10%
                          16.44%               -5.48%               39.06%
                          17.93%               -4.50%               41.06%
                          20.50%               -3.06%               44.79%
                          17.51%               -4.11%               39.83%
                          15.35%               -4.97%               36.34%
                          11.48%               -6.66%               30.26%
                          15.05%               -4.35%               35.12%
                          15.40%               -4.07%               35.54%
                          17.00%               -2.93%               37.62%
                          18.93%               -2.18%               40.74%
                          17.46%               -3.20%               38.81%
                          15.42%               -4.20%               35.71%
                          12.77%               -5.53%               31.71%
                          10.88%               -6.33%               28.73%
                           7.91%               -7.38%               23.82%
                           8.60%               -6.89%               24.71%
                           7.26%               -7.68%               22.80%
                           7.56%               -7.22%               22.95%
                          12.10%               -5.35%               30.19%
     Jun-00               11.99%               -5.22%               29.85%
                          15.84%               -3.69%               36.01%
                          20.65%               -2.08%               44.03%
                          20.74%               -2.71%               44.83%
                          20.34%               -2.65%               43.98%
                          21.51%               -2.24%               45.92%
                          21.06%               -2.75%               45.51%
                          23.07%               -2.01%               48.80%
                          19.66%               -3.03%               43.00%
                          20.91%               -1.95%               44.42%
                          20.01%               -2.20%               42.87%
                          20.63%               -2.00%               43.91%
                          20.96%               -2.30%               44.87%
                          23.10%               -1.21%               48.07%
                          23.79%               -1.38%               49.63%
                          24.26%               -1.44%               50.63%
                          21.33%               -3.46%               46.76%
                          20.22%               -3.68%               44.76%
                          21.62%               -3.05%               46.94%

-------------------------------------------------------------------------------
                         PEAK TO PEAK      PEAK  TO TROUGH      PEAK TO CURRENT
                      4/21/98 - 3/9/00    3/9/00 - 4/14/00     3/9/00 - 6/30/00
-------------------------------------------------------------------------------
Russell 2000                26.3%              -25.1%              -14.4%
Russell 2000 Value         -12.7                -7.0                 1.2
Russell 2000 Growth         64.8               -34.5               -22.5

BROADLY DIVERSIFIED
FUNDS
-------------------------------------------------------------------------------
Pennsylvania Mutual          0.7                -4.3                 4.4
Royce Micro-Cap             10.7                -8.8                -1.2
Royce Total Return          -5.4                 1.3                 6.4
Royce Low-Priced Stock      18.8                -3.7                 8.4
Royce Opportunity           43.3                -7.6                 0.6

CONCENTRATED
FUNDS
-------------------------------------------------------------------------------
Royce Premier                8.3                -3.1                 2.4
Royce Trust & GiftShares    54.0                -4.1                 1.1
Royce Select                 n/a                -2.5                 1.8


1998 - 2000 SMALL-CAP MARKET CYCLE: GROWTH outperformed VALUE over the full market cycle for the first time in the history of the Russell 2000. In fact, VALUE generated a negative return for the period. ROYCE PERFORMANCE WAS MIXED -- TWO FUNDS BEAT THE RUSSELL 2000 WHILE FIVE TRAILED. ALL SEVEN ROYCE FUNDS OUTPERFORMED THE RUSSELL 2000 VALUE INDEX.

2000 SMALL-CAP PEAK-TO-CURRENT PERIOD: Since the new small-cap peak, VALUE has returned to form, providing a positive return while GROWTH and the general small-cap index suffered double-digit declines. ALL EIGHT ROYCE FUNDS HAVE OUTPERFORMED THE RUSSELL 2000 OVER THIS PERIOD, AND FIVE OUT OF EIGHT ARE OUTPERFORMING THE RUSSELL 2000 VALUE INDEX.


10  | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

PERFORMANCE HIGHLIGHTS
-------------------------------------------------------------------------------
THE ROYCE FUNDS TURNED IN STRONG RELATIVE PERFORMANCES IN A MARKET CHARACTERIZED BY BOTH INCREASED VOLATILITY AND EMERGENT SMALL-CAP LEADERSHIP.

                                                                                                  SMALL-CAP 2000 PEAK
                                                                                  YTD RETURN       3/9/00 - 6/30/00
---------------------------------------------------------------------------------------------------------------------
RUSSELL 2000                                                                          3.0%              -14.4%
---------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA MUTUAL FUND *                                                            6.6                 4.4
our flagship Fund that invests in both small- and micro-cap companies outperformed the Russell 2000 for the 20-year period through June 30, 2000,
14.7% versus 13.9%. The Fund's relatively strong second-quarter showing also helped it to outperform the Russell 2000 year-to-date through June 30, 2000. The
Fund's 25-year and since inception (6/30/73) average annual total returns were
16.0% and 15.6%, respectively.
---------------------------------------------------------------------------------------------------------------------
ROYCE MICRO-CAP FUND *                                                               12.2                -1.2
our broadly diversified portfolio that invests primarily in companies with market caps less than $300 million, outperformed the Russell 2000 year-to-date through June 30, 2000 and from the March 9, 2000 small-cap market peak. The Fund was also ahead of its benchmark for the one-year, three-year and since inception
(12/31/91) periods ended June 30, 2000. The Fund's average annual total return since inception was 15.9%.
---------------------------------------------------------------------------------------------------------------------
ROYCE TOTAL RETURN FUND                                                               3.3                 6.4
our diversified small- and micro-cap portfolio that invests primarily in dividend-paying stocks, was our least volatile fund for the three years ended
June 30, 2000. Out of 514 small-cap funds with a three-year history tracked by
Morningstar, the Fund had the lowest standard deviation, the second lowest
Morningstar risk ratio and the fourth lowest beta for the period. RTR also outperformed the Russell 2000 year-to-date through June 30, 2000. Its average annual total return since inception (12/15/93) was 13.4%.
---------------------------------------------------------------------------------------------------------------------
ROYCE LOW-PRICED STOCK FUND                                                          14.0                 8.4
managed by Whitney George, outperformed the Russell 2000 year-to-date through
June 30, 2000 and from the March 9, 2000 small-cap market peak. The Fund, which invests primarily in small- and micro-cap companies trading for less than $15 per share at the time of purchase, also beat the Russell 2000 for the one-, three-, five-year and since inception (12/15/93) periods ended June 30, 2000.
The Fund's average annual total return since inception was 17.1%.
---------------------------------------------------------------------------------------------------------------------
ROYCE OPPORTUNITY FUND *                                                             18.4                 0.6
managed by Buzz Zaino using an opportunistic value approach, outperformed the
Russell 2000 year-to-date through June 30, 2000 and from the March 9, 2000 small-cap market peak. The Fund also provided higher returns than its benchmark for the one-year, three-year and since inception (11/19/96) periods ended June
30, 2000. The Fund's average annual total return since inception was 22.6%.
---------------------------------------------------------------------------------------------------------------------
ROYCE PREMIER FUND                                                                    4.4                 2.4
our concentrated portfolio that invests primarily in companies with market caps between $300 million and $1.5 billion, enjoyed a relatively strong second quarter that enabled it to outperform the Russell 2000 year-to-date through June
30, 2000. The Fund's average annual total return since inception (12/31/91) was
13.4%.
---------------------------------------------------------------------------------------------------------------------
ROYCE TRUST & GIFTSHARES FUND *                                                       7.6                 1.1
a Fund designed for gifting and estate planning, substantially outperformed the
Russell 2000 from both the April 1998 and the March 9, 2000 small-cap market peaks. The Fund also outperformed the Russell 2000 for the one-year, three-year and since inception (12/27/95) periods ended June 30, 2000. The Fund's average annual total return since inception was 26.5%.
---------------------------------------------------------------------------------------------------------------------
ROYCE SELECT FUND                                                                     8.0                 1.8
our concentrated performance-fee fund for qualified clients, outperformed the
Russell 2000 year-to-date through June 30, 2000 and from the March 9, 2000 small-cap market peak. The Fund also outperformed its benchmark for the one-year and since inception (11/18/98) periods ended June 30, 2000. The Fund's average annual total return since inception was 32.5%.
---------------------------------------------------------------------------------------------------------------------

* All performance and risk information reflect Investment Class results. Shares of the Funds' Consultant Class and Institutional Service Class bear an annual distribution expense, and Consultant Class Shares are subject to a deferred sales charge, neither of which are borne by the Investment Class.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 11

PENNSYLVANIA MUTUAL FUND +
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

While ideally it would be nice if it led the fleet, our flagship PENNSYLVANIA MUTUAL FUND (PMF) sailed through the first half in the mid-range of Royce Fund returns, up 6.59%. This was not unexpected, considering the Fund's broadly diversified portfolio of small- and micro-cap stocks. We are pleased, then, with PMF's performance, which was well ahead of the 3.04% year-to-date return of its small-cap benchmark, the Russell 2000. The Fund's performance in the high-flying first quarter was a lagging 2.75%, but in the bearish second quarter, PMF picked up a head of steam with a return of 3.74%, second best among THE ROYCE FUNDS and well ahead of the Russell 2000's showing of -3.78%. The Fund's average annual total return since inception (6/30/73) was 15.58%.

     The Fund's somewhat anomalous first-quarter performance was partly the result of poor showings by companies in the Industrial Services and Consumer Services sectors. Most of each sector's losses occurred before March 31, diluting the strong performance of stocks in the Technology and Natural Resources sectors in the same period. One notable flop was the bankruptcy of Stone & Webster, which we discuss below. Other setbacks came from stocks whose business fundamentals we still find attractive, especially in the face of declining prices. For example, we increased our position in the clothing retailer Urban Outfitters based on its strong brand name and disciplined business growth. Recent earnings disappointments and a Street-wide distaste for retail stocks have sent nervous investors scurrying since January, but we are confident that it has what it takes to bounce back. Another holding that has suffered through a tough year is Interim Services (now Spherion), a workforce management company whose stock price took a nosedive in mid-March and has not yet recovered. We like its balance sheet and talented

------------------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
------------------------------------------
Lilly Industries Cl. A         $4,791,409
Coherent                        3,765,212
Pioneer Group (The)             3,293,129
Investors Financial Services    2,729,944
Exar                            2,640,901

LILLY INDUSTRIES -- A classic value scenario played out for this manufacturer of industrial coatings and other chemical products. Its strong business seemed unable to help its market performance until a larger company offered a substantial premium for the business in June. The buyout prompted the sale of a large number of shares at a considerable premium.

COHERENT -- This designer and manufacturer of lasers, laser systems and precision optics first attracted our attention in 1998's third-quarter technology meltdown. We sold most of our position in the first quarter and the remainder in the second as the demand for laser-based technologies remained fairly brisk through the first half of the year.

+ All performance and risk information presented herein is for PMF's Investment
  Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense which is not borne by the Investment Class.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Jan-June 2000*                   6.59%
1-Year                           7.40
3-Year                           9.14
5-Year                          12.19
10-Year                         11.15
20-Year                         14.68
25-Year                         16.02
Since Inception (6/30/73)       15.58

*Not annualized.

-------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS
-------------------------------------------------------
 YEAR      PMF      YEAR      PMF
 1999      6.0%     1991     31.8%
 1998      4.2      1990    -11.5
 1997     25.0      1989     16.7
 1996     12.8      1988     24.6
 1995     18.7      1987      1.4
 1994     -0.7      1986     11.2
 1993     11.3      1985     26.8
 1992     16.2

[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater
Over the Last 15 Years, in Percentages (%)
-------------------------------------------------------
                PMF              Russell 2000
               -----             ------------
7/3/86-         -8.6                -14.6
9/16/86

8/25/87-       -23.2                -38.9
10/28/87

10/9/89-       -20.9                -32.5
10/31/90

2/12/92-        -2.6                -12.0
7/8/92

3/18/94-        -7.6                -12.3
12/9/94

5/22/96-        -6.5                -15.4
7/24/96

1/22/97-        -2.5                 -9.0
4/25/97

10/13/97-       -7.5                -11.3
1/12/98

4/21/98-       -25.1                -36.5
10/8/98

3/9/00-         -4.3                -25.1
4/14/00

/ / PMF    / / Russell 2000

-------------------------------------------------------
MORNINGSTAR VOLATILITY MEASURES *
-------------------------------------------------------

                            CATEGORY   BEST DECILE
                     PMF     MEDIAN    BREAKPOINT
Standard Deviation    5.81   27.37      17.72
Mstar Risk Ratio      0.82    1.25      0.95
Beta                  0.54    0.86      0.62

* Three years ended 6/30/00. Category Median and Best Decile Breakpoint based on 309 small-cap objective funds (lowest expense class only) with at least three years of history.


12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                               PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

management, which is now devoting more resources to the firm's growing business in technology consulting. Insurance is a group with overall negative returns in the portfolio year-to-date. Still, we are hanging on to companies whose underlying business strengths should be an advantage when performance for the industry turns around. Companies in this category include Medical Assurance, a medical liability insurance provider.

     PMF's strong performance in the second quarter's general market decline came primarily from stocks in the Financial Services and the Natural Resources sectors. Rising energy prices -- a factor that hurt the portfolio's retail stocks -- boosted performance for companies such as Carbo Ceramics, Denbury Resources and Input/Output (all micro-cap companies). We took some profits in the first two companies, but in general we are `holding and happy' with regard to energy stocks.

     PMF's Financial Services holdings are dominated by industries that we feel we know well -- financial information and processing, and investment management. Investors Financial Services is a provider of transfer agent and global custody services for financial asset managers that we have been selling at increasingly higher prices for almost two years while maintaining a respectable-sized position. We also sold shares of long-time holding Nvest, an investment advisory firm, when its price skyrocketed on news of a takeover in June. Pioneer Group is an asset management firm that we owned for more than a decade before finally selling off the position in May at a substantial profit.

     We believe that PMF's combination of small- and micro-cap stocks, selected with our value approach, is well-suited for a market so far characterized by higher levels of volatility and more historically typical returns.

-----------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
-----------------------------------
Stone & Webster          $2,825,341
Blanch (E.W.) Holdings    2,172,518
Medical Assurance         1,963,585
Urban Outfitters          1,842,342
Thor Industries           1,734,556

STONE & WEBSTER -- Any hopes that we had for this engineering and construction firm were dashed by bankruptcy. We thought that the new management that came aboard in 1999 might steady a declining business, but the sudden disclosure of massive overruns on existing projects sounded the death knell.

EW BLANCH HOLDINGS -- After proudly touting the virtues of this reinsurance and insurance risk management company in 1999's Semi-Annual Report, we watched a combination of missed earnings estimates and management defections lead to a more than 50% loss in 2000's first quarter. We still believe in the high value of the firm's core business, and added to our position in the spring.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.            $393 million
Weighted Average P/E Ratio           13.0x
Weighted Average P/B Ratio            1.5x
Weighted Average Yield                1.6%
Fund Net Assets               $480 million
Turnover Rate                          21%
Symbol (Investment Class)            PENNX
       (Consultant Class)            RYPCX

-------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
-------------------------------------------------------
Penn Engineering & Manufacturing  1.7%
Simpson Manufacturing             1.5
Curtiss-Wright                    1.4
Velcro Industries                 1.4
Gallagher (Arthur J.)& Company     1.4
Florida Rock Industries           1.3
Carbo Ceramics                    1.1
Circle International Group        1.1
Arnold Industries                 1.1
Denbury Resources                 1.1

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Industrial Products              17.6%
Industrial Services              14.9
Financial Intermediaries         11.4
Technology                       11.0
Consumer Products                 9.6
Natural Resources                 7.7
Financial Services                7.1
Consumer Services                 4.9
Health                            4.5
Miscellaneous                     4.6
Cash & Cash Equivalents           6.7

-------------------------------------------------------
RISK/RETURN COMPARISON
20-Year Period Ended 6/30/00
-------------------------------------------------------

                AVERAGE ANNUAL  STANDARD
                 TOTAL RETURN   DEVIATION     RUR*
Pennsylvania
Mutual Fund         14.7%         13.5        1.09
Russell 2000        13.9          18.8        0.74

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 13

ROYCE MICRO-CAP FUND+
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

There was nothing micro about ROYCE MICRO-CAP FUND'S (RMC) performance in the first half. The Fund turned in a 12.21% return year-to-date through June 30, dramatically outperforming its small-cap benchmark, the Russell 2000, which was up 3.04%. RMC also survived the second-quarter correction by posting a small gain of 0.66%. The Fund's average annual total return since inception (12/31/91) was 15.89%.

     The significant correction in technology stocks is old news, but in RMC's portfolio, the story read more like A TALE OF TWO SECTORS. We steadily reduced our Technology exposure to half of what it was at 12/31/99, primarily via first-quarter selling just before the bear's long hibernation ended. Yet we also had successes with companies that rebounded before the end of the second quarter, including our two largest winners, Richardson Electronics and Jaco Electronics. Also in this category was Spectra-Physics Lasers, a manufacturer and distributor of lasers and optics for the semiconductor industry, whose price recovered after a report of high growth prospects for laser-based fast-network equipment.

     Within the Health sector, biotechnology stocks dominated, with scorching first-quarter performances that generally cooled off with the arrival of spring. One notable exception was Lexicon Genetics, a designer of gene trapping and mutagenesis technologies. It looked as if the company would be subject to the downturn that was affecting the rest of its industry group, until scientists announced in June that they had successfully read the genetic code, an event that sent the stock price soaring. Aurora Biosciences, a designer and developer of drug enhancement technology, saw its price begin to recover in June on the less earth-shattering rumor that it would be added to the Russell 2000 when the index was rebalanced on June 30.

------------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
------------------------------------
Richardson Electronics   $2,266,104
Jaco Electronics          1,571,563
Rainbow Technologies      1,062,072
Aurora Biosciences        1,061,799
Carbo Ceramics              906,766

RICHARDSON ELECTRONICS -- Wall Street finally noticed this distributor of electronic components and equipment for industrial, communications, medical, and scientific applications. The company first got our attention during 1998's third-quarter correction. Unlike many technology stocks, its price kept climbing throughout the second quarter.

JACO ELECTRONICS -- Growing demand combined with limited industry supply helped the stock price of this electronic components distributor to take off in February. An earnings recovery helped it stay afloat through the second quarter. We began to sell larger lots in June as the price reached new one-year highs.

+ All performance and risk information presented herein is for RMC's Investment
  Class. Shares of RMC's Consultant Class, which commenced operations on May 4, 1998, bear an annual distribution expense which is not borne by the Investment Class.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Jan-June 2000*                  12.21%
1-Year                          24.05
3-Year                          11.77
5-Year                          13.67
Since Inception (12/31/91)      15.89

*Not annualized.

-------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS
-------------------------------------------------------
YEAR                            RMC
1999                           13.7%
1998                           -3.3
1997                           24.7
1996                           15.5
1995                           19.1
1994                            3.6
1993                           23.7
1992                           29.4

[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
                RMC              Russell 2000
               -----             ------------
2/12/92-       -1.5                 -12.0
7/8/92

3/18/94-       -4.4                 -12.3
12/9/94

5/22/96-       -8.7                 -15.4
7/24/96

1/22/97-       -5.1                  -9.0
4/25/97

10/13/97-      -7.8                 -11.3
1/12/98

4/21/98-      -33.6                 -36.5
10/8/98

3/9/00-        -8.8                 -25.1
4/14/00

/ / RMC    / / Russell 2000

-------------------------------------------------------
MORNINGSTAR VOLATILITY MEASURES*
-------------------------------------------------------

                            CATEGORY  BEST QUARTILE
                       RMC   MEDIAN    BREAKPOINT
Standard Deviation   21.56   21.66      17.98
Mstar Risk Ratio      1.02    1.43       1.11
Beta                  0.62    0.64       0.55


* Three years ended 6/30/00. Category Median and Best Quartile Breakpoint based on 18 micro-cap objective funds (lowest expense class only) with at least three years of history. (All small-cap objective funds with median market capitalizations below $250 million.)


14  | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                               PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

     Companies in the Natural Resources sector also did well, aided by energy services and oil and gas stocks. Each group made a comeback in the first half, although gains seemed to trickle down to the industries' micro-cap companies a little more slowly than they did for larger capitalization classes. While we began to act on what we thought were great bargains in these stocks in 1999, we also used net proceeds from the sales of Technology stocks to add to existing positions and to initiate new ones in these groups this year. For example, in late June we took a significant position in 3TEC Energy. The company represents the consolidation of several small regional natural gas exploration businesses that focus on East Texas and the Gulf Coast. We like the company's business fundamentals, its experienced and talented CEO and the fact that it remains overlooked by Wall Street. Even allowing for the gains made so far, we think that energy services and oil and gas continue to offer considerable performance potential.

     While we're on the subject of performance potential, one underperforming group that we feel remains attractively undervalued (because performance in general has been wretched) is insurance. We re-established a large position in Medical Assurance, a leading provider of medical liability insurance, and took advantage of low prices to increase our holdings in PXRE Group, a property and casualty reinsurer. We are confident that our patience will be rewarded.

     Although recognition is growing, micro-caps are still struggling towards official institutional acceptance, which suits us just fine. Investor indifference often creates the kinds of conditions where we believe our approach works best.

------------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
------------------------------------
Stone & Webster           $1,079,874
Carlisle Holdings            805,066
RCM Technologies             687,300
Thor Industries              630,891
FLIR Systems                 622,701
------------------------------------

STONE & WEBSTER -- Any hopes that we had for this engineering and construction firm were dashed by bankruptcy. We thought that the new management that came aboard in 1999 might steady a declining business, but the sudden disclosure of massive overruns on existing projects sounded the death knell.

CARLISLE HOLDINGS -- We still like this holding company that focuses on facilities and staffing services. Despite its solid growth rate, its stock was trading at around 7x earnings on June 30. We believe that its strong business is unlikely to remain unnoticed forever, so we are holding on.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.             $182 million
Weighted Average P/E Ratio           12.1x*
Weighted Average P/B Ratio             1.3x
Weighted Average Yield                 1.0%
Fund Net Assets                $127 million
Turnover Rate                           45%
Symbol (Investment Class)             RYOTX
       (Consultant Class)             RYMCX

* Excludes 16% of portfolio holdings with zero or negative earnings as of 6/30/00.

-------------------------------------------------------
TOP 10 POSITIONS %  of Net Assets
-------------------------------------------------------
Sevenson Environmental Services   2.0%
Florida Rock Industries           2.0
Richardson Electronics            1.9
Carbo Ceramics                    1.6
Woodward Governor                 1.6
Medical Assurance                 1.6
Lazare Kaplan International       1.5
Blanch (E.W.)Holdings             1.5
Pure Resources                    1.5
Simpson Manufacturing             1.5

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Industrial Products              16.1%
Technology                       16.1
Industrial Services              15.7
Natural Resources                10.0
Consumer Products                 8.3
Financial Intermediaries          8.3
Health                            7.1
Consumer Services                 4.2
Financial Services                2.9
Miscellaneous                     4.6
Cash & Cash Equivalents           6.7

-------------------------------------------------------
RISK/RETURN COMPARISON
Inception (12/31/91) through 6/30/00
-------------------------------------------------------

                AVERAGE ANNUAL    STANDARD
                 TOTAL RETURN    DEVIATION      RUR*
Royce
Micro-Cap Fund     15.9%          13.6         1.17
Russell 2000       14.1           17.1         0.83

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 15

ROYCE TOTAL RETURN FUND
-------------------------------------------------------------------------------
MANAGER'S DISCUSSION

When it comes to short-term relative performance, investing, like baseball, is a game of inches. ROYCE TOTAL RETURN FUND (RTR) demonstrated this point by edging past its small-cap benchmark, the Russell 2000, for the year-to-date period, up 3.26% versus 3.04%. RTR's average annual total return since inception (12/15/93) was 13.38%.

     Up only 1.00% in the first quarter, RTR spent much of its time playing catch-up with a high-scoring, high-return market. In the bear-market atmosphere of the second quarter, however, the Fund performed relatively well, up 2.23%. RTR has also been our second-best performer since this year's small-cap market peak on March 9. Its 6.38% return from March 9 through June 30 was substantially ahead of the Russell's -14.35% mark for the same period.

     First-quarter returns were hampered by lagging performances in the Consumer Products sector. Our large holding in Enesco Group, a collectibles manufacturer and licensor, fared poorly, although its status as the new domestic licenser for all Harry Potter merchandise is a hopeful sign. Bassett Furniture Industries, another large holding, also failed to keep pace with the market. The performance of companies in the Industrial Services sector was also off, as large holdings such as DIMON, a tobacco- leaf processor, and Central Steel and Wire, a distributor of processed and unprocessed metals, continued to disappoint. RTR's comparatively low exposure to Technology, the first quarter's best performing sector in the market as a whole, also hindered performance. Of course, low exposure to this sector provided a performance advantage in the second quarter, when the prices of many Technology issues plummeted.

-----------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
-----------------------------------
Lilly Industries Cl. A   $1,661,880
Carbo Ceramics            1,615,599
NN                        1,516,091
Richardson Electronics    1,350,503
Helmerich & Payne         1,311,533

LILLY INDUSTRIES -- A classic value scenario played out for this manufacturer of industrial coatings and other chemical products. Its strong business seemed unable to help its market performance until a larger company offered a substantial premium for the business in June. We sold our position in late June at a handsome profit.

CARBO CERAMICS -- Rising natural gas prices, a New York Stock Exchange listing and attractive financial characteristics all helped to raise the price of this producer and supplier of ceramic proppants, an important ingredient in the hydraulic fracturing of natural gas and oil wells.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Jan-June 2000*                   3.26%
1-Year                           2.89
3-Year                           6.43
5-Year                          13.61
Since Inception (12/15/93)      13.38

*Not annualized.

-------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS
-------------------------------------------------------
 YEAR                             RTR
 1999                              1.6%
 1998                              4.8
 1997                             23.7
 1996                             25.5
 1995                             26.9
 1994                              5.1

[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
                RTR              Russell 2000
               -----             ------------
3/18/94-        1.8                 -12.3
12/9/94

5/22/96-       -0.5                 -15.4
7/24/96

1/22/97-        0.2                  -9.0
4/25/97

10/13/97-      -2.7                 -11.3
1/12/98

4/21/98-      -19.0                 -36.5
10/8/98

3/9/00-         1.3                 -25.1
4/14/00

/ / RTR    / / Russell 2000

-------------------------------------------------------
MORNINGSTAR VOLATILITY MEASURES*
-------------------------------------------------------

                          CATEGORY  BEST DECILE
                     RTR   MEDIAN   BREAKPOINT
Standard Deviation   12.12   27.37   17.72
Mstar Risk Ratio      0.65    1.25    0.95
Beta                  0.47    0.86    0.62

*Three years ended 6/30/00. Category Median and Best Decile Breakpoint based on 309 small-cap objective funds (lowest expense class only) with at least three years of history.


16  | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                               PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

     Several of the Fund's holdings in the Natural Resources sector were steady climbers throughout the first half, which helped to balance the portfolio's first-quarter losses and the market's second-quarter downturn. Rising energy costs and the end of an almost year-long slump translated into large gains for companies such as Helmerich & Payne, a contract drilling and oil and gas exploration company. We sold off more than half of this position between February and June, when its price soared. Financial Services is a comparatively small sector that made a big impact on performance, especially in the second quarter. Shares of long-time holding Phoenix Investment Partners, an investment management company, jumped nearly one hundred percent in the first half. We feel that we know this business very well, and are happy about its long-term prospects. In stark contrast to poor-performing insurance companies (those that underwrite insurance policies), insurance brokers enjoyed a strong first half.

     The Industrial Products sector contains several `Old Economy' companies. For example, Ash Grove Cement and Florida Rock Industries are leading construction materials producers with high internal rates of return in an industry with modestly cyclical growth rates. Both stocks recovered a bit by June 30, due to rising prices for materials and tightening supplies.

     We are pleased with the Fund's recent down market strength, especially since its more conservatively managed portfolio of dividend-paying small- and micro-cap stocks has been out of favor during the strong bull market of the past few years. We believe, however, that a return to more historically typical long-term returns would provide RTR with a potential performance edge over its small-cap peers.

--------------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
--------------------------------------
Oregon Steel Mills          $1,637,400
Lincoln Electric Holdings    1,200,413
Enesco Group                 1,069,338
Charming Shoppes               840,000
Roper Industries               781,843

OREGON STEEL MILLS -- The price of this producer of specialized steel products declined into the low single digits as a result of recent losses, labor union problems and a strong US dollar, which has hurt domestic steel producers.

LINCOLN ELECTRIC HOLDINGS -- After announcing a major acquisition in April, this manufacturer of welding and cutting products said that it would need to borrow money to finance the purchase, news that made investors flee. We think that the risk of additional debt is outweighed by the growth prospects that the acquisition potentially provides, so we are holding our shares.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.            $376 million
Weighted Average P/E Ratio           12.4x
Weighted Average P/B Ratio            1.2x
Weighted Average Yield                3.4%
Fund Net Assets               $223 million
Turnover Rate                          12%
Symbol                               RYTRX

-------------------------------------------------------
TOP 10 POSITIONS %  OF NET ASSETS
-------------------------------------------------------
Trenwick Group                    2.1%
Charming Shoppes                  2.0
Phoenix Investment Partners       1.8
Carbo Ceramics                    1.8
Arrow International               1.7
Zenith National Insurance         1.6
John Nuveen Company Cl. A         1.6
Chelsea GCARealty                 1.5
Woodward Governor                 1.5
Avnet                             1.4

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Industrial Products              26.9%
Financial Intermediaries         16.5
Industrial Services              13.8
Natural Resources                 8.4
Financial Services                7.8
Consumer Products                 7.2
Technology                        6.8
Health                            2.4
Consumer Services                 0.9
Utilities                         0.6
Miscellaneous                     4.0
Bonds & Preferred Stocks          4.0
Cash & Cash Equivalents           0.7

-------------------------------------------------------
RISK/RETURN COMPARISON
Inception (12/15/93) through 6/30/00
-------------------------------------------------------

              AVERAGE ANNUAL   STANDARD
               TOTAL RETURN   DEVIATION      RUR*
Royce Total
Return Fund        13.4%         9.2         1.46
Russell 2000       13.3         18.4         0.72

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 17

ROYCE LOW-PRICED STOCK FUND
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

ROYCE LOW-PRICED STOCK FUND (RLP) seems to have been in the right place at the right time so far in 2000. The Fund, managed by Whitney George, was up 13.97% through June 30, 2000, substantially ahead of its small-cap benchmark, the Russell 2000, which was up 3.04% for the same period. RLP also managed to turn in a positive performance in the bearish second quarter, up 5.68%, the result of an abundance of strong performers. The Fund's average annual total return since inception (12/15/93) was 17.09%.

     In contrast to 1999, a year in which Technology issues dominated performance in the market overall and in RLP's portfolio, year-to-date gains were more evenly spread across sectors and industry groups. We significantly reduced our exposure to Technology earlier in the year, selling many of our positions prior to the mid-March "tech-wreck." With any position, and this was certainly the case with RLP's Technology positions through June 30, we make decisions to buy, sell or hold based on our estimate of the possibility of sustainable returns. The prices of many of the Fund's Technology holdings leaped past our sell targets and our expectations, which led to our selling into the rally that preceded the recent correction.

     Interestingly, some of the same stocks that underwent such dramatic price movements soon became purchase candidates again. For example, we had sold our position in Globecomm Systems, a company that builds satellite stations and provides internet infrastructures to Third World countries, by mid-March. By mid-April, its price had plummeted to about half of where we sold it, so we began to buy again, still impressed by its strong core business and sterling balance sheet.

-----------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
-----------------------------------
Richardson Electronics     $679,317
Oakley                      677,222
Lexicon Genetics            596,573
Input/Output                496,625
Tom Brown                   436,510

RICHARDSON ELECTRONICS -- Wall Street finally noticed this distributor of electronic components and equipment for industrial, communications, medical, and scientific applications. The company first got our attention during 1998's third-quarter correction. Unlike many technology stocks, its price kept climbing throughout the second quarter.

OAKLEY -- After spending much of the last two years wandering in the low-priced wilderness, the stock of this leading designer, manufacturer and distributor of high-performance eyewear, footwear, watches, apparel and accessories finally came back as new products were more effectively integrated and institutional interest returned.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Jan-June 2000*                  13.97%
1-Year                          29.30
3-Year                          19.02
5-Year                          18.28
Since Inception (12/15/93)      17.09

*Not annualized.

-------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS
-------------------------------------------------------
YEAR                             RLP
1999                             29.8%
1998                              2.4
1997                             19.5
1996                             22.8
1995                             22.5
1994                              3.0

[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
                RLP              Russell 2000
               -----             ------------
3/18/94-        -2.7                -12.3
12/9/94

5/22/96-       -10.5                -15.4
7/24/96

1/22/97-        -4.8                 -9.0
4/25/97

10/13/97-       -9.9                -11.3
1/12/98

4/21/98-       -31.3                -36.5
10/8/98

3/9/00-         -3.7                -25.1
4/14/00

/ / RLP    / / Russell 2000

-------------------------------------------------------
MORNINGSTAR VOLATILITY MEASURES*
-------------------------------------------------------

                           CATEGORY    BEST QUARTILE
                     RLP    MEDIAN      BREAKPOINT
Standard Deviation   22.93  27.37       20.82
Mstar Risk Ratio      0.89   1.25        1.10
Beta                  0.62   0.86        0.74

*Three years ended 6/30/00. Category Median and Best Quartile Breakpoint based on 309 small-cap objective funds (lowest expense class only) with at least three years of history.


18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

     Low prices have also created opportunities in the Industrial Services sector, particularly in the commercial services and engineering and construction groups. In the former, we increased our position in Interim Services (now Spherion), a workforce management company that is concentrating more on its profitable technology consulting business. The stock has struggled throughout the year, but we like its business fundamentals and management. We also more than doubled our position in Morrison Knudsen, an engineering and large-scale construction management company, after its stock dipped to single-digit levels late last year and stayed there through the first half. We think that the company has terrific management and that the acquisition of Raytheon's construction business should help what we think is a top-notch business.

     The prices of some retail stocks that we like have also been hit hard, reeling from the combined effects of higher energy prices, rising interest rates and persistent rumors of an economic slowdown. We substantially increased positions both in Charming Shoppes and Consolidated Stores, two companies that we feel possess high-quality business characteristics and sturdy brand names. A similar expectation holds for insurance stocks, whose comeback admittedly seems long overdue. Still, we remain optimistic about Fidelity National Financial and HCC Insurance Holdings, companies with the sort of management and financial condition that we find attractive.

     Even in the aftermath of terrific short-term performance, we are confident as we look ahead. Increased market volatility is in our view an excellent environment in which to be managing a low-priced small- and micro-cap portfolio with a time-tested value approach.

-----------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
-----------------------------------
Reliance Group Holdings    $420,834
Enesco Group                287,463
RCM Technologies            242,757
Charming Shoppes            239,206
Online Resources & Comms.   234,854

RELIANCE GROUP HOLDINGS -- We bought the stock of this property and casualty insurer on a takeover announcement from a firm that we liked. Reliance's financial condition, never especially great, turned out to be worse than we had first thought. Now its suitor seems to be holding out for a better price, and we are keeping our fingers crossed.

ENESCO GROUP -- After posting dismal earnings and announcing an acquisition that we did not think was wise, we took our losses on what had been a disappointing experience with this collectibles designer and licenser. We bought again, just as we learned that the company holds exclusive domestic licensing rights to Harry Potter.


-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.            $462 million
Weighted Average P/E Ratio           12.4x*
Weighted Average P/B Ratio            1.3x
Weighted Average Yield                1.0%
Fund Net Assets                $49 million
Turnover Rate                          51%
Symbol                               RYLPX

*Excludes 18% of portfolio holdings with zero or negative earnings as of 6/30/00.

-------------------------------------------------------
TOP 10 POSITIONS %  Of Net Assets
-------------------------------------------------------
Input/Output                      3.0%
Phoenix Investment Partners       2.9
Charming Shoppes                  2.8
Oakley                            2.8
Morrison Knudsen                  2.7
Medical Assurance                 2.5
Lincoln Electric Holdings         2.5
Consolidated Stores               2.3
Pure Resources                    2.3
3TEC Energy                       2.2

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Industrial Services              17.8%
Natural Resources                16.1
Technology                       13.3
Financial Intermediaries         11.2
Consumer Services                10.9
Industrial Products               6.8
Health                            6.2
Consumer Products                 4.7
Financial Services                2.9
Miscellaneous                     4.8
Cash & Cash Equivalents           5.3

-------------------------------------------------------
RISK/RETURN COMPARISON
Inception (12/15/93) through 6/30/00
-------------------------------------------------------
                 Average Annual   Standard
                  Total Return   Deviation      RUR*
Royce Low-Priced
Stock Fund           17.1%         15.7         1.09
Russell 2000         13.3          18.4         0.72

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 19

ROYCE OPPORTUNITY FUND +
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

ROYCE OPPORTUNITY FUND (ROF), managed by Buzz Zaino, had it both ways in the year's first six months. The Fund turned in a terrific performance in the heady first quarter -- up 20.45% -- yet gave back only a small portion of its gain -- down 1.73% -- in the correction that lasted through most of the second. Year-to-date, ROF was up 18.36%, far ahead of its small-cap benchmark, the Russell 2000, which was up 3.04%. The Fund's average annual total return since inception (11/19/96) was 22.61%.

     The contrast in performance from quarter to quarter, as the market suddenly shifted from bull mode to bear, meant some changes in the portfolio's activities. We sold a number of positions in the first quarter as the prices of several portfolio holdings rocketed past our sell targets, such as Westell Technologies, a designer and manufacturer of digital and analog products for the telecommunications industry; and Keithley Instruments, a company that develops, manufactures and sells measurement systems geared to the specialized needs of electronics manufacturers for product development and research. These sales were also part of an almost fifty percent reduction in Technology stocks, a sector we began cutting back in late 1999. The resulting net proceeds were then used to buy stocks whose prices became more and more depressed as the first quarter came to a close and the second began.

     One recipient of these proceeds was the Industrial Products sector, currently the largest in the portfolio. Many of these companies' prices struggled in March and April, before beginning to recover by June 30. We increased our position in Stewart & Stevenson Services, a manufacturer of custom engine-driven products, and in Flowserve, a manufacturer, distributor and service provider of pumps, valves, and mechanical

--------------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
--------------------------------------
Microsemi                  $1,638,155
GSI Lumonics                1,247,563
Lilly Industries Cl. A      1,095,947
Westell Technologies Cl. A    964,405
Precision Castparts           953,162

MICROSEMI -- Although the company's primary business of supplying electronic components for various markets struggled, their purchase of Infinity Products in late February attracted the market's attention, causing the price to hit the stratosphere and prompting us to sell out our position by mid-March.

GSI Lumonics -- We began to acquire the stock of this Canadian laser-based capital equipment manufacturer in 1999. After selling some shares in February, we watched the market fall in love with the company's business line that is engaged in the manufacture of fiberoptic networks. The price accelerated from February through the end of June, resulting in a handsome net profit.

+ All performance and risk information presented herein is for ROF's Investment
  Class. Shares of ROF's Institutional Service Class, which commenced operations on May 22, 2000, bear an annual distribution expense which is not borne by the Investment Class.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Jan-June 2000*                  18.36%
1-Year                          35.87
3-Year                          21.59
Since Inception (11/19/96)      22.61

*Not annualized.

-------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS
-------------------------------------------------------
YEAR                             ROF
1999                             32.3%
1998                              4.9
1997                             20.8

[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
                ROF              Russell 2000
               -----             ------------
1/22/97-        -1.1                 -9.0
4/25/97

10/13/97-      -10.1                -11.3
1/12/98

4/21/98-       -33.6                -36.5
10/8/98

3/9/00-         -7.6                -25.1
4/14/00

/ /ROF    / / Russell 2000

-------------------------------------------------------
Morningstar Volatility Measures*
-------------------------------------------------------

                            CATEGORY   BEST QUARTILE
                      ROF    MEDIAN    BREAKPOINT
Standard Deviation   25.31   27.37       20.82
Mstar Risk Ratio      0.97    1.25        1.10
Beta                  0.67    0.86        0.74

*Three years ended 6/30/00. Category Median and Best Quartile Breakpoint based on 309 small-cap objective funds (lowest expense class only) with at least three years of history.


20 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

     seals for the power and energy industries. Both stocks' prices have recently been boosted by the increase in energy prices (itself a highly profitable industry group for the Fund year-to-date); Flowserve is also in the process of making a major acquisition.

     One group that has performed poorly throughout the year, but whose comeback potential we like, is software services. Many companies put off plans to upgrade software applications following the non-event of Y2K, which drove prices of software service providers down to what we felt were very attractive levels. Companies in this group include Computer Horizons, which provides information technology services to telecommunications, insurance, finance, and manufacturing corporations; and Epicor Software, whose products integrate back office applications for manufacturing, distribution and accounting with front office applications for sales, marketing and customer support. We believe that companies will have to devote resources to software upgrades and other services some time this year, which should help these stocks to rebound.

     Another distressed but promising group is property and casualty insurance stocks, an industry whose prices have been down for more than a year in some cases. Annuity and Life Re (Holdings) and Horace Mann Educators are two companies in this group whose potential we like.

     In general, the current volatile market has meant a watching and waiting period as first and second quarter purchases across a variety of industry groups have yet to bear fruit. This is not uncommon following a high-return period such as 2000's first quarter. It has provided the Fund with what we believe are excellent opportunities for potential future performance.

-----------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
-----------------------------------
Computer Task Group        $851,643
QuadraMed                   743,284
Epicor Software             737,816
UNOVA                       530,372
Evans & Sutherland Computer 481,742

COMPUTER TASK GROUP -- This provider of information technology consulting services suffered along with other service providers. After a management reshuffling (the results of which we like), it is now devoting considerable resources to e-commerce consulting, a move that leaves us confident about the company's ability to flourish.

QUADRAMED -- Tight hospital budgets and proposed spending cuts in Medicare and Medicaid conspired to drive down the price of this health information management and consulting services company. A management reorganization didn't help, either. We see this company's expertise in a niche business as the impetus for a reversal of the stock price's fortunes.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.             $284 million
Weighted Average P/E Ratio            11.8x*
Weighted Average P/B Ratio             1.2x
Weighted Average Yield                 1.0%
Fund Net Assets                $180 million
Turnover Rate                           34%
Symbol (Investment Class)             RYPNX
       (Institutional Service Class)  RYOFX

*Excludes 24% of portfolio holdings with zero or negative earnings as of 6/30/00.

-------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
-------------------------------------------------------
CoorsTek                          1.1%
Stewart & Stevenson Services      1.1
Bell Microproducts                1.0
Hexcel Corporation                1.0
Precision Castparts               0.9
Flowserve                         0.9
Allen Telecom                     0.9
East West Bancorp                 0.9
Albany International Cl. A        0.9
Smith (A.O.) Corporation          0.8

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Industrial Products              30.2%
Technology                       19.0
Industrial Services              12.8
Consumer Services                 7.3
Natural Resources                 6.4
Financial Intermediaries          6.0
Consumer Products                 4.7
Health                            2.6
Miscellaneous                     4.8
Bond                              0.1
Cash & Cash Equivalents           6.1

-------------------------------------------------------
RISK/RETURN COMPARISON
Inception (11/19/96) through 6/30/00
-------------------------------------------------------
                    AVERAGE ANNUAL  STANDARD
                     TOTAL RETURN   DEVIATION    RUR*
Royce Opportunity
Fund                   22.6%          19.4       1.16
Russell 2000           13.1           22.3       0.59

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 21

ROYCE PREMIER FUND
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

We felt a bit like recipients of a Dubious Achievement Award for ROYCE PREMIER FUND'S (RPR) first-half performance. The Fund's year-to-date return of 4.39% was unremarkable to us, but good enough to outpace its small-cap benchmark, the Russell 2000, up 3.04% for the same period. The Fund's average annual total return since inception (12/31/91) was 13.40%.

     The dynamic first quarter was a relatively low-return period (+3.35%) for RPR. The Fund's concentrated portfolio allows for individual positions to make a greater impact on performance, which may have hindered its first-quarter return. However, concentration also helped the Fund to have relatively strong performance in the second-quarter downturn, when RPR was up 1.01%.

     Two large holdings in the Industrial Products sector, an area with disappointing year-to-date results, endured a difficult first quarter before rebounding late in the second. The stock price of Florida Rock Industries, a producer and seller of ready-mix concrete and other construction material aggregates, was struggling until the company announced some key acquisitions in early May, giving performance an upswing. An encouraging quarterly report from Simpson Manufacturing, a building components manufacturer, made investors take notice. Unfortunately, these gains were offset by Wall Street's disregard for Lincoln Electric Holdings, a manufacturer of welding and cutting products. In April, the company announced a large acquisition, but followed that news with a report that it would need to borrow funds to complete the deal, which sent its price into a tailspin. We believe in the company's long-term prospects based on its previous business success and on the growth potential that the acquisition offers.

---------------------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
---------------------------------------------
Pioneer Group (The)               $12,094,113
Tom Brown                           7,950,992
Oakley                              6,373,855
Arthur J. Gallagher & Company       5,235,154
Devon Energy                        5,196,881

PIONEER GROUP (THE) -- We began to buy shares of this well-managed asset management firm in 1996. We sold it off between March and June as the price rose to levels beyond our expectations on news of a buy-out by a large Italian bank.

TOM BROWN -- The price of this natural gas exploration and production company appreciated substantially in April and showed no signs of slowing down as June 30 approached. We trimmed our position by taking some profit in the second quarter, but are still holding shares. We like its management and believe that energy stocks have not peaked.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Jan-June 2000*                   4.39%
1-Year                           8.77
3-Year                           8.68
5-Year                          12.60
Since Inception (12/31/91)      13.40

*Not annualized.

-------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS
-------------------------------------------------------

Year                             RPR
1999                             11.5%
1998                              6.7
1997                             18.4
1996                             18.1
1995                             17.8
1994                              3.3
1993                             19.0
1992                             15.8


[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
                RPR              Russell 2000
               -----             ------------
2/12/92-         0.0                -12.0
7/8/92

3/18/94-        -4.2                -12.3
12/9/94

5/22/96-        -6.4                -15.4
7/24/96

1/22/97-         0.3                 -9.0
4/25/97

10/13/97-      -11.0                -11.3
1/12/98

4/21/98-       -26.9                -36.5
10/8/98

3/9/00-         -3.1                -25.1
4/14/00

/ / RPR    / / Russell 2000

-------------------------------------------------------
MORNINGSTAR VOLATILITY MEASURES*
-------------------------------------------------------

                           CATEGORY   BEST DECILE
                      RPR   MEDIAN    BREAKPOINT
Standard Deviation   17.29  27.37      17.72
Mstar Risk Ratio      0.92   1.25       0.95
Beta                  0.63   0.86       0.62

*Three years ended 6/30/00. Category Median and Best Decile Breakpoint based on
 309 small-cap objective funds (lowest expense class only) with at least three years of history.


22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

     Industrial Services was another sector that caused performance to lag year-to-date. Morrison Knudsen reported its plan to purchase Raytheon's construction and engineering business in April and was awarded two large projects in May, events that temporarily pushed up the stock price before concerns about the acquisition drove investors away again.

     The portfolio's gains were spread across several industry groups and include companies that we think are well positioned to continue growing. Oakley, a leading designer, manufacturer and distributor of high-performance eyewear, footwear, watches, apparel and accessories, enjoyed a terrific first half. Strong earnings and more successful distribution and marketing of new products brought investors back to the company after almost two years of uninspiring performance. Energy-related companies from the top-performing Natural Resources sector also did very well. The price of our second-largest winner in the energy group, Devon Energy, an oil and gas producer, continued to climb throughout 2000, so we sold some shares. The stocks of insurance brokerage companies, such as Arthur J. Gallagher & Company and Aon, performed very well, benefiting from industry consolidation and from the rising cost of premiums, a benefit that unfortunately has not yet reached insurance underwriters.

     Our optimism about RPR's future is based primarily on our confidence in the ability of those portfolio companies that have been making acquisitions when their respective industry conditions are weak to remain industry leaders once these acquisitions are more effectively integrated.

-------------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
-------------------------------------
Blanch (E.W.) Holdings     $8,526,895
Interim Services            5,461,900
Lincoln Electric Holdings   4,615,436
Medical Assurance           4,271,898
Dionex                      3,701,862

BLANCH (E.W.) HOLDINGS -- After proudly touting the virtues of this reinsurance and insurance risk management company in 1999's Semi-Annual Report, a combination of missed earnings estimates and management defections led to a more than 50% loss in 2000's first quarter. Still believers in the firm's core business, we built up our position before selling some shares in May.

INTERIM SERVICES (NOW SPHERION) -- This industry leader in workforce management missed an earnings estimate that caused what we think was a disproportionate decline in the stock price. We like the company's growing technology consulting business.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.              $1.0 billion
Weighted Average P/E Ratio             15.5x
Weighted Average P/B Ratio              1.9x
Weighted Average Yield                  1.1%
Fund Net Assets                 $581 million
Turnover Rate                            24%
Symbol                                 RYPRX

-------------------------------------------------------
TOP 10 POSITIONS %  of Net Assets
-------------------------------------------------------
Gallagher (Arthur J.) & Company   3.9%
Avnet                             3.1
White Mountains Insurance Group   2.9
Florida Rock Industries           2.8
Simpson Manufacturing             2.7
Interim Services                  2.6
National Instruments              2.6
Zenith National Insurance         2.5
Unifi                             2.5
Haemonetics                       2.5

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Technology                       21.9%
Industrial Products              13.4
Financial Intermediaries         13.0
Financial Services               11.5
Industrial Services               8.8
Natural Resources                 7.0
Health                            4.6
Consumer Services                 4.1
Consumer Products                 2.4
Cash & Cash Equivalents          13.3

-------------------------------------------------------
RISK/RETURN COMPARISON
Inception (12/31/91) through 6/30/00
-------------------------------------------------------
              AVERAGE ANNUAL  STANDARD
               TOTAL RETURN   DEVIATION  RUR*
Royce
Premier Fund      13.4%         10.8     1.24
Russell 2000      14.2          17.1     0.83

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 23

ROYCE TRUST & GIFTSHARES FUND +
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

The stock market giveth and the stock market taketh away. ROYCE TRUST & GIFTSHARES FUND (RTG) enjoyed a strong first quarter, up 10.30%, but gave some of that gain back to the bear in the second quarter, when the Fund was down 2.42%. Overall, however, we are pleased with our gifting and estate-planning portfolio's first half. The Fund's 7.62% year-to-date return more than doubled that of its small-cap benchmark, the Russell 2000, which was up 3.04% year-to-date through June 30. The Fund's average annual total return since inception (12/27/95) was 26.51%.

     The Fund's largest sector, Industrial Services, was also its worst performer. However, we think that many companies in the sector are capable of shaking off recent negative performances. For example, Morrison Knudsen is a large-scale engineering and construction company whose proposed acquisition of Raytheon's construction business led to a lag in the stock's performance because investors were concerned about potential problems in closing the purchase. Perhaps keeping an eye on the long-term more than others, we are instead focusing on its contracts in Las Vegas and Denver.

     Transportation and logistics was another depressed area within the sector that we believe has untapped performance potential. We hold what we regard as high-quality companies such as AirNet Systems, an air and ground courier company, hopeful that this overlooked industry will eventually attract some institutional attention. RCM Technologies and Interim Services (now Spherion) are workforce management firms that have still not recovered from a post-Y2K slowdown in the technology staffing and consulting business. We like the long-term prospects for these businesses. Each is a leader in what we expect will be a high-growth industry in the next few years.

-----------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
-----------------------------------
Richardson Electronics     $512,754
Oakley                      404,147
Input/Output                312,523
REMEC                       302,322
New Horizons Worldwide      295,344

RICHARDSON ELECTRONICS -- Wall Street finally began to notice this distributor of electronic components and equipment that first got our attention during 1998's third-quarter correction. Unlike many technology stocks, its price kept climbing throughout the second quarter. We're content to retain a large position.

OAKLEY -- After spending much of the last two years wandering in the single-digit wilderness, the stock of this leading designer, manufacturer and distributor of high-performance eyewear, footwear, watches and apparel finally came back as new products were more effectively integrated and institutional interest returned.

+ All performance and risk information presented herein is for RTG's Investment
  Class. Shares of RTG's Consultant Class, which commenced operations on September 26, 1997, bear an annual distribution expense and are subject to a deferred sales charge, which are not borne by the Investment Class.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Jan-June 2000*                   7.62%
1-Year                          30.94
3-Year                          26.99
Since Inception (12/27/95)      26.51

*Not annualized.

-------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS
-------------------------------------------------------
Year                             RTG
1999                             41.8%
1998                             19.5
1997                             26.0
1996                             25.6

[BAR CHART]

-------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
-------------------------------------------------------
                RTG              Russell 2000
               -----             ------------
5/22/96-        -3.5                -15.4
7/24/96

1/22/97-        -0.5                 -9.0
4/25/97

10/13/97-       -3.8                -11.3
1/12/98

4/21/98-       -30.7                -36.5
10/8/98

3/19/00-        -4.1                -25.1
4/14/00

/ / RTG    / / Russell 2000

-------------------------------------------------------
MORNINGSTAR VOLATILITY MEASURES*
-------------------------------------------------------
                            Category    Best Quartile
                       RTG   Median      Breakpoint
Standard Deviation   24.46    27.37       20.82
Mstar Risk Ratio      0.73     1.25        1.10
Beta                  0.70     0.86        0.74

 *Three years ended 6/30/00. Category Median and Best Quartile Breakpoint based on 309 small-cap objective funds (lowest expense class only) with at least three years of history.


24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

     Portfolio holdings in the Natural Resources and Technology sectors made the greatest positive impact on the Fund's year-to-date performance, although portfolio gains were spread across sectors and industry groups. In spite of the second-quarter correction, some Technology companies managed to provide attractive year-to-date gains. For example, IMRglobal, a provider of innovative e-business and information technology solutions to large companies, eluded the "tech-wreck" that began in early March. We also sold off positions in the software companies REMEC and JDA Software at hefty profits before the prices of many Technology stocks went south.

     Within Natural Resources, energy services and oil and gas stocks turned around in the first half, overcoming long periods of dismal performance. We sold off positions in Barrett Resources, Tom Brown and Devon Energy when they appreciated well beyond our sell targets. The price of Input/Output, a designer and manufacturer of seismic data acquisition products used on land and water, climbed steadily through the first half. Although we took a small gain in March, we still retain a large position. We sold some shares of Carbo Ceramics, a producer and supplier of ceramic proppants, an important ingredient in the hydraulic fracturing of natural gas and oil wells, in April when rising prices pushed the stock price higher. We think that these small, well-run energy services companies remain attractively valued.

     Looking forward, we think that the Fund's concentrated portfolio of small- and micro-cap stocks, while potentially more subject to short-term volatility, continues to benefit from its modest asset size and relatively stable pool of capital.

-----------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
-----------------------------------
Stone & Webster            $764,225
Medical Assurance           277,434
RCM Technologies            276,500
Blanch (E.W.)Holdings       240,025
Frontier Insurance Group    198,884

STONE & WEBSTER -- Any hopes that we had for this engineering and construction firm were dashed by bankruptcy. We thought that the new management that came aboard in 1999 might steady a declining business, but the sudden disclosure of massive overruns on existing projects sounded the death knell.

MEDICAL ASSURANCE -- The stock of this medical liability insurance provider declined from the low twenties to the low teens following its announcement that poor market conditions would adversely affect its earnings. Our confidence in management continues, so we nearly doubled our stake as its price slipped.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.              $521 million
Weighted Average P/E Ratio             14.1x*
Weighted Average P/B Ratio              1.3x
Weighted Average Yield                  0.8%
Fund Net Assets                  $22 million
Turnover Rate                            55%
Symbol (Investment Class)              RGFAX
       (Consultant Class)              RGFCX

*Excludes 27% of portfolio holdings with zero or negative earnings as of 6/30/00.

-------------------------------------------------------
TOP 10 POSITIONS %  of Net Assets
-------------------------------------------------------
Pure Resources                    4.5%
Richardson Electronics            4.2
Interim Services                  4.1
LaSalle Re Holdings               3.6
Input/Output                      3.4
Ritchie Bros. Auctioneers         3.1
MarchFirst                        3.1
Medical Assurance                 3.0
Schein (Henry)                    2.9
Carbo Ceramics                    2.9

-------------------------------------------------------
Portfolio Sector Breakdown
% of Net Assets
-------------------------------------------------------
Industrial Services              20.6%
Technology                       19.9
Natural Resources                16.4
Financial Intermediaries         14.3
Health                            6.9
Financial Services                6.6
Consumer Products                 5.8
Consumer Services                 5.6
Industrial Products               2.8
Cash & Cash Equivalents           1.1

-------------------------------------------------------
RISK/RETURN COMPARISON
Inception (12/27/95) through 6/30/00
-------------------------------------------------------
                 AVERAGE ANNUAL    STANDARD
                  TOTAL RETURN     DEVIATION     RUR*
Royce Trust &
GiftShares Fund      26.5%           16.6       1.60
Russell 2000         13.2            21.7       0.63

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 25

ROYCE SELECT FUND
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

No one can say that we didn't give fair warning. In our 1999 Annual Report, we stated that ROYCE SELECT FUND'S (RSF) impressive returns were "well in excess of what we think is sustainable." But while the Fund had a relatively cooler first half, we are pleased with its performance so far this year. RSF's concentrated portfolio of small- and micro-cap stocks was up 7.96% year-to-date through June 30, easily outperforming its small-cap benchmark, the Russell 2000, which was up 3.04% for the same period. The Fund's average annual total return since inception (11/18/98) was 32.54%

     Holdings in the Industrial Services and Financial Intermediaries sectors caused the greatest lag on first-half performance, specifically Stone & Webster and Medical Assurance, both of which we discuss below. AirNet Systems, a ground and air courier company in the transportation and logistics industry, delivered an underwhelming performance, still unable to attract attention from Wall Street. A slowdown in the technology staffing and consulting business stalled the hoped-for recovery of workforce management company Interim Services (now Spherion), although we think that its growing presence as a technology consultant firm will help it reverse this trend.

     Two industry groups whose turnaround potential we like are retail and insurance stocks. Higher interest rates, rising energy costs and persistent rumors of an economic slowdown all helped to drive retail stock prices down. Seeing an opportunity to purchase what we think are high-quality undervalued businesses, we initiated large positions in Urban Outfitters and Consolidated Stores. The former has a strong brand and a pattern of disciplined franchise growth, while the latter has multiple brands of smaller retailers and attractive financial characteristics. Insurance companies have been

-----------------------------------
GOOD IDEAS THAT WORKED
Net Realized and Unrealized Gain
Year-to-Date Through 6/30/00
-----------------------------------
Richardson Electronics     $249,843
Oakley                      166,179
Tom Brown                   130,910
Schein (Henry)              123,353
Carbo Ceramics              122,006

RICHARDSON ELECTRONICS -- Wall Street finally began to notice this distributor of electronic components and equipment that first got our attention during 1998's third-quarter correction. Unlike many technology stocks, its price kept climbing throughout the second quarter.

OAKLEY -- After spending much of the last two years wandering in the single-digit wilderness, the stock of this leading designer, manufacturer and distributor of high-performance eyewear, footwear, watches and apparel finally came back as new products were more effectively integrated and institutional interest returned.

-------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
Through 6/30/00
-------------------------------------------------------
Jan-June 2000*                   7.96%
1-Year                          19.50
Since Inception (11/18/98)      32.54

*Not annualized.

-------------------------------------------------------
Calendar Year Total Returns
-------------------------------------------------------
Year                             RSF
1999                             35.4%

- INVESTS IN A CONCENTRATED PORTFOLIO OF SMALL- AND MICRO-CAP STOCKS

- UNLIKE ANY OTHER MUTUAL FUND PRESENTLY OFFERED, THE FUND UTILIZES AN ALL-INCLUSIVE MANAGEMENT FEE THAT VARIES BASED STRICTLY ON THE FUND'S PERFORMANCE

- DESIGNED FOR QUALIFIED INVESTORS, THOSE WITH A NET WORTH EXCEEDING
  $1.5 MILLION


26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                PERFORMANCE AND PORTFOLIO REVIEW
-------------------------------------------------------------------------------

waiting so long to rebound that even our patience has been tested. Increased premium costs have benefited insurance brokerage businesses (including Fund holdings Arthur J. Gallagher & Company and Aon), but few gains have reached those companies that underwrite policies. Our take is that insurance companies, particularly those in the property and casualty business, have had an undervalued product for the last few years, but that rising prices and a cyclical turn should favor them.

     Companies in the Natural Resources and Health sectors contributed to first-half gains. Accelerating energy prices and a move to the New York Stock Exchange boosted the stock price of Carbo Ceramics, a producer and supplier of ceramic proppants, an important ingredient in the hydraulic fracturing of natural gas and oil wells. We reduced our position in Input/Output, a designer and manufacturer of seismic data acquisition products used on land and water, as its price climbed steadily through the first half.

     Over the years, we have made money in other Royce Fund portfolios through investments in companies that were on the periphery of cutting-edge technologies, such as semiconductor and other electronic component manufacturers and distributors. We saw an analogous opportunity in a few select Internet and telecommunications-related businesses in the wake of this year's downturn in Technology stocks. In April, we took a position in internet.com, a provider of global real-time news and information resources for Internet technology professionals and web developers, then in May watched the price of MarchFirst, an Internet consulting and services firm, fall to levels we found very attractive.

     Looking forward, we believe that RSF's concentrated portfolio of small- and micro-cap value companies is well-suited to the current cycle's more volatile market.

-----------------------------------
GOOD IDEAS AT THE TIME
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/00
-----------------------------------
Stone & Webster            $271,873
Medical Assurance           157,209
Frontier Insurance Group    127,311
Lincoln Electric Holdings    98,212
Interim Services             89,810

STONE & WEBSTER -- Any hopes that we had for this engineering and construction firm were dashed by bankruptcy. We thought that the new management that came aboard in 1999 might steady a declining business, but the sudden disclosure of massive overruns on existing projects sounded the death knell.

MEDICAL ASSURANCE -- The stock of this medical liability insurance provider declined from the low twenties to the low teens following its announcement that poor market conditions would adversely affect its earnings. Our confidence in management continues, so we nearly doubled our stake as its price slipped.

-------------------------------------------------------
PORTFOLIO DIAGNOSTICS
-------------------------------------------------------
Median Market Cap.          $395 million
Weighted Average P/E Ratio         12.9x*
Weighted Average P/B Ratio          1.3x
Weighted Average Yield              0.8%
Fund Net Assets              $11 million
Turnover Rate                        61%
Symbol                             RYSFX

*Excludes 24% of portfolio holdings with zero or negative earnings as of 6/30/00.

-------------------------------------------------------
TOP 10 POSITIONS % of Net Assets
-------------------------------------------------------
Pure Resources                    4.2%
PMA Capital Cl. A                 4.2
Richardson Electronics            4.0
Interim Services                  3.7
Schein (Henry)                    3.4
LaSalle Re Holdings               3.3
MarchFirst                        3.1
Medical Assurance                 3.1
internet.com                      3.0
Denbury Resources                 3.0

-------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN
% of Net Assets
-------------------------------------------------------
Industrial Services              18.5%
Financial Intermediaries         18.1
Technology                       17.3
Natural Resources                13.8
Consumer Services                11.5
Industrial Products               6.8
Consumer Products                 6.1
Financial Services                4.6
Health                            3.4
Cash & Cash Equivalents          -0.1


                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 27

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
-------------------------------------------------------------------------------

[GRAPHIC]

NEW @ www.roycefunds.com

     The process of keeping our website fresh is ongoing. We are currently focusing on enriching our content, improving navigation and architecture, and developing greater interactivity for our clients.

In the past couple of months, we have added and/or enhanced the following:

SEARCH-BY-FUND - Homepage pull-down menu to improve navigation.

E-NHANCEMENTS FOR SHAREHOLDERS - Open-end fund shareholders can establish online account access, alter account PINs and request electronic delivery of shareholder reports and prospectuses directly and immediately.
DISTRIBUTIONS: 1999 AND 2000 - Centralized distribution information. Go to Open-End Funds or Closed-End Funds sections.
WHAT'S NEW - More performance commentary at month- and quarter-ends, and features such as What's New on the Site and a What's New Archive.
IN THE NEWS - More in-depth treatment of press mentions. Go to What's New or Bulletin Board sections.
ILLUSTRATION BANK - "We may be dead serious in our approach to value investing, but `serious' is not our standard approach to ourselves..." Go to Just for Fun.

What would you like to see on www.roycefunds.com? We want your feedback. Please e-mail any suggestions or comments to Heather MacLeod at heather@roycenet.com.

NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Primary Risks" in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds' portfolios and Royce's investment intentions with respect to those securities reflect Royce's opinions as of June 30, 2000 and are subject to change at any time without notice.There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The lower the risk ratio, the lower a fund's downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P Index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market reflected volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.

     The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. The Royce Funds and Royce Trust & GiftShares Fund are service marks of The Royce Funds. Distributor:
Royce Fund Services, Inc.


28 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS
     PENNSYLVANIA MUTUAL FUND                                              30
     ROYCE MICRO-CAP FUND                                                  33
     ROYCE TOTAL RETURN FUND                                               35
     ROYCE LOW-PRICED STOCK FUND                                           38
     ROYCE OPPORTUNITY FUND                                                40
     ROYCE PREMIER FUND                                                    43
     ROYCE TRUST & GIFTSHARES FUND                                         44
     ROYCE SELECT FUND                                                     46
STATEMENTS OF ASSETS AND LIABILITIES                                       48
STATEMENTS OF CHANGES IN NET ASSETS                                        49
STATEMENTS OF OPERATIONS                                                   51
FINANCIAL HIGHLIGHTS                                                       52
NOTES TO FINANCIAL STATEMENTS                                              54


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 29

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          PENNSYLVANIA MUTUAL FUND

COMMON STOCKS - 93.3%

                                                             SHARES           VALUE
CONSUMER PRODUCTS - 9.6%
APPAREL AND SHOES - 2.8%
     Garan                                                    89,500   $     2,024,938
     K-Swiss Cl. A                                            96,300         1,534,781
     Nautica Enterprises(a)                                   79,000           844,312
     Oshkosh B'Gosh Cl. A                                    130,100         2,130,388
     WEYCO GROUP                                             196,600         5,013,300
     Wolverine World Wide                                    194,800         1,923,650
                                                                       ---------------
                                                                            13,471,369
                                                                       ---------------
COLLECTIBLES - 0.1%
     Sotheby's Holdings Cl. A(a)                              13,400           234,500
                                                                       ---------------
FOOD/BEVERAGE/TOBACCO - 0.1%
     800 JR Cigar (a),(d)                                     84,000           829,500
                                                                       ---------------
HOME FURNISHING/APPLIANCES - 1.8%
     Bassett Furniture Industries                            173,575         2,191,384
     Burnham Corporation Cl. A(a)                             51,526         1,906,462
     Lifetime Hoan                                           300,099         2,400,792
     Mikasa                                                  202,200         2,224,200
                                                                       ---------------
                                                                             8,722,838
                                                                       ---------------
PUBLISHING - 0.5%
     Marvel Enterprises(a),(d)                               399,600         2,497,500
                                                                       ---------------
SPORTS AND RECREATION - 1.7%
     Johnson Outdoors Cl. A(a)                                86,870           613,519
     Lund International Holdings(a)                          217,800         1,034,550
     Oakley(a)                                               306,600         3,525,900
     Sturm, Ruger & Co.                                      325,000         2,884,375
                                                                       ---------------
                                                                             8,058,344
                                                                       ---------------
OTHER CONSUMER PRODUCTS - 2.6%
     Koala Corporation(a)                                     33,000           466,125
     Lazare Kaplan International(a)                          136,500         1,109,062
     Matthews International Cl. A                            138,200         4,007,800
     VELCRO INDUSTRIES                                       601,500         6,804,469
                                                                       ---------------
                                                                            12,387,456
                                                                       ---------------
TOTAL (Cost $33,860,855)                                                    46,201,507
                                                                       ===============
CONSUMER SERVICES - 4.9%
LEISURE/ENTERTAINMENT - 0.2%
     Coachmen Industries                                     110,000         1,265,000
                                                                       ---------------
RESTAURANTS/LODGINGS - 1.0%
     BUFFETS(a)                                              370,200         4,696,913
                                                                       ---------------
RETAIL STORES - 3.7%
     Cato Cl. A                                              142,700         1,658,887
     CHARMING SHOPPES(a)                                     815,900         4,155,991
     Claire's Stores                                         116,100         2,234,925
     Consolidated Stores(a)                                  220,800         2,649,600
     +Ross Stores                                            145,200         2,477,475
     Sunglass Hut International(a)                           262,100         2,154,134
     Urban Outfitters(a)                                     257,900         2,272,744
                                                                       ---------------
                                                                            17,603,756
                                                                       ---------------
TOTAL (Cost $21,020,471)                                                    23,565,669
                                                                       ===============
FINANCIAL INTERMEDIARIES - 11.4%
BANKING - 1.3%
     Baker Boyer Bancorp                                      31,300   $     1,752,800
     Community Banks                                          68,960         1,422,300
     F & M Bancorporation (OK)                                13,800           662,400
     First American Corporation                               42,900           614,006
     Hanmi Financial(a)                                       30,911           421,166
     Oriental Financial Group                                 84,833         1,224,776
                                                                       ---------------
                                                                             6,097,448
                                                                       ---------------
INSURANCE - 10.1%
     Alleghany Corporation(a)                                  3,517           590,856
     Argonaut Group                                          130,300         2,231,388
     Baldwin & Lyons Cl. B                                   115,678         1,973,756
     Berkley (W.R.)                                           29,500           553,125
     Capitol Transamerica                                    163,745         1,934,238
     Commerce Group                                           92,542         2,729,989
     +Everest Re Group                                        87,700         2,883,137
     Fidelity National Financial                             118,100         2,162,706
     HCC Insurance Holdings                                   88,300         1,666,663
     Horace Mann Educators                                   134,400         2,016,000
     LaSalle Re Holdings(a)                                   89,800         1,274,037
     Leucadia National                                        91,200         2,080,500
     Medical Assurance(a)                                    248,254         2,792,858
     Mutual Risk Management                                   76,100         1,317,481
     Old Republic International                              102,900         1,697,850
     PMA CAPITAL CL. A                                       231,932         4,406,708
     RLI                                                      46,681         1,622,165
     Trenwick Group                                          233,800         3,404,712
     Wesco Financial                                          13,360         2,738,800
     White Mountains Insurance Group                          24,400         3,904,000
     ZENITH NATIONAL INSURANCE                               210,200         4,466,750
                                                                       ---------------
                                                                            48,447,719
                                                                       ---------------
TOTAL (Cost $46,216,096)                                                    54,545,167
                                                                       ===============
FINANCIAL SERVICES - 7.1%
INFORMATION AND PROCESSING - 1.8%
     BARRA(a)                                                 68,000         3,370,250
     Fair, Isaac and Co.                                      65,200         2,868,800
     Investors Financial Services                             61,216         2,429,510
                                                                       ---------------
                                                                             8,668,560
                                                                       ---------------
INSURANCE BROKERS - 3.4%
     Blanch (E.W.) Holdings(d)                               176,700         3,589,219
     Clark/Bardes Holdings(a)                                111,100         1,833,150
     Crawford & Co. Cl. A                                    306,875         3,318,086
     GALLAGHER (ARTHUR J.) & COMPANY                         155,700         6,539,400
     Hilb, Rogal & Hamilton                                   28,600           992,063
                                                                       ---------------
                                                                            16,271,918
                                                                       ---------------
INVESTMENT MANAGEMENT - 1.9%
     Affiliated Managers Group(a)                             33,300         1,515,150
     John Nuveen Company Cl. A                                67,800         2,843,362
     Nvest LP                                                 68,800         2,605,800
     Phoenix Investment Partners(d)                          226,600         2,379,300
                                                                       ---------------
                                                                             9,343,612
                                                                       ---------------
TOTAL (Cost $17,947,958)                                                    34,284,090
                                                                       ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


30 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

                                                             SHARES           VALUE
HEALTH - 4.5%
COMMERCIAL SERVICES - 2.4%
     IDEXX Laboratories(a)                                    39,900   $       912,713
     PAREXEL International(a)                                223,500         2,137,219
     Quintiles Transnational(a)                              145,600         2,056,600
     SCHEIN (HENRY)(a)                                       244,200         4,212,450
     Young Innovations(a)                                    129,000         2,305,875
                                                                       ---------------
                                                                            11,624,857
                                                                       ---------------
DRUGS AND BIOTECH - 0.5%
     BioReliance(a)                                          115,300           562,087
     Chiron(a)                                                34,100         1,619,750
                                                                       ---------------
                                                                             2,181,837
                                                                       ---------------
SURGICAL PRODUCTS AND DEVICES - 1.6%
     ARROW INTERNATIONAL                                     124,700         4,177,450
     Haemonetics(a)                                          178,700         3,752,700
                                                                       ---------------
                                                                             7,930,150
                                                                       ---------------
TOTAL (Cost $18,318,325)                                                    21,736,844
                                                                       ===============
INDUSTRIAL PRODUCTS - 17.6%
BUILDING SYSTEMS AND COMPONENTS - 5.3%
     Falcon Products                                         310,500         2,949,750
     Fleetwood Enterprises                                    49,000           698,250
     International Aluminum                                  111,700         1,926,825
     Kimball International Cl. B                             188,900         2,786,275
     Liberty Homes Cl. A                                      93,350           571,769
     Preformed Line Products Company                         189,786         2,751,897
     SIMPSON MANUFACTURING(a)                                154,900         7,406,156
     Skyline                                                  98,500         2,117,750
     Thor Industries                                         188,100         3,950,100
                                                                       ---------------
                                                                            25,158,772
                                                                       ---------------
CONSTRUCTION MATERIALS - 3.2%
     ASH GROVE CEMENT COMPANY                                 50,018         5,051,818
     FLORIDA ROCK INDUSTRIES                                 179,900         6,408,937
     Puerto Rican Cement Company                             135,600         3,771,375
                                                                       ---------------
                                                                            15,232,130
                                                                       ---------------
INDUSTRIAL COMPONENTS - 2.1%
     PENN ENGINEERING & MANUFACTURING                        190,750         6,723,938
     PENN ENGINEERING & MANUFACTURING
     CL. A(d)                                                 47,050         1,517,362
     Woodhead Industries                                     104,650         1,909,863
                                                                       ---------------
                                                                            10,151,163
                                                                       ---------------
MACHINERY - 1.8%
     Lincoln Electric Holdings                               262,480         3,740,340
     Nordson Corporation                                      50,700         2,566,687
     PAXAR(a)                                                194,200         2,318,263
                                                                       ---------------
                                                                             8,625,290
                                                                       ---------------
PAPER AND PACKAGING - 0.6%
     CLARCOR                                                  38,175           758,728
     Liqui-Box                                                45,800         2,267,100
                                                                       ---------------
                                                                             3,025,828
                                                                       ---------------
PUMPS, VALVES AND BEARINGS - 0.8%
     Kaydon Corporation                                      130,500         2,740,500
     NN                                                       97,900         1,027,950
                                                                       ---------------
                                                                             3,768,450
                                                                       ---------------
SPECIALTY CHEMICALS AND MATERIALS - 2.3%
     CFC International(a)                                    149,200   $     1,156,300
     Chemfab(a)                                              134,300         1,594,812
     Donaldson Company                                        94,000         1,856,500
     Lilly Industries Cl. A                                  126,161         3,792,715
     MacDermid                                               119,431         2,806,629
                                                                       ---------------
                                                                            11,206,956
                                                                       ---------------
TEXTILES - 0.8%
     Fab Industries                                          184,232         1,957,465
     Unifi(a)                                                161,300         1,996,088
                                                                       ---------------
                                                                             3,953,553
                                                                       ---------------
OTHER INDUSTRIAL PRODUCTS - 0.7%
     BHA Group Holdings                                      189,857         1,851,106
     Myers Industries                                        138,645         1,490,434
                                                                       ---------------
                                                                             3,341,540
                                                                       ---------------
TOTAL (Cost $50,313,869)                                                    84,463,682
                                                                       ===============
INDUSTRIAL SERVICES - 14.9%
ADVERTISING/PUBLISHING - 0.5%
     True North Communications                                53,300         2,345,200
                                                                       ---------------
COMMERCIAL SERVICES - 3.8%
     ABM Industries                                           91,600         2,106,800
     CDI(a)                                                  159,400         3,247,775
     Carlisle Holdings(a),(d)                                310,500         2,280,234
     Comdisco                                                 80,500         1,796,156
     Cornell Companies(a)                                    137,400         1,099,200
     INTERIM SERVICES(a)                                     235,800         4,185,450
     Modis Professional Services(a)                           99,300           881,287
     +RemedyTemp Cl. A(a)                                    217,500         2,664,375
                                                                       ---------------
                                                                            18,261,277
                                                                       ---------------
ENGINEERING AND CONSTRUCTION - 1.3%
     Morrison Knudsen(a)                                     482,500         3,498,125
     Sevenson Environmental Services                         234,400         2,622,350
     Stone & Webster(a)                                      176,100           126,616
                                                                       ---------------
                                                                             6,247,091
                                                                       ---------------
FOOD/TOBACCO PROCESSORS - 1.7%
     Farmer Bros.                                             14,775         2,585,625
     Midwest Grain Products(a)                               369,950         3,075,209
     Standard Commercial                                     545,521         2,488,940
                                                                       ---------------
                                                                             8,149,774
                                                                       ---------------
INDUSTRIAL DISTRIBUTION - 0.8%
     Ritchie Bros. Auctioneers(a)                            158,800         3,801,275
                                                                       ---------------
PRINTING - 2.3%
     Bowne & Co.                                             308,500         3,104,281
     Ennis Business Forms                                    346,100         2,768,800
     New England Business Service                            191,200         3,107,000
     Standard Register (The)                                 155,210         2,211,742
                                                                       ---------------
                                                                            11,191,823
                                                                       ---------------
TRANSPORTATION AND LOGISTICS - 4.5%
     Airborne Freight                                        107,600         2,037,675
     AirNet Systems(a)                                       272,500         1,243,281
     ARNOLD INDUSTRIES                                       435,048         5,247,767
     CNF Transportation                                       24,500           557,375
     CIRCLE INTERNATIONAL GROUP                              211,874         5,323,334
     Fritz Companies(a)                                      194,800         2,008,875
     Frozen Food Express Industries(a)                       418,867         1,256,601


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 31

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          PENNSYLVANIA MUTUAL FUND (continued)

                                                             SHARES           VALUE
INDUSTRIAL SERVICES (CONTINUED)
TRANSPORTATION AND LOGISTICS (CONTINUED)
     Kenan Transport                                          76,300   $     1,573,687
     Pittston Brink's Group                                  172,730         2,364,242
                                                                       ---------------
                                                                            21,612,837
                                                                       ---------------
TOTAL (Cost $73,371,638)                                                    71,609,277
                                                                       ===============
NATURAL RESOURCES - 7.7%
ENERGY SERVICES - 3.8%
     CARBO CERAMICS                                          154,000         5,409,250
     Global Industries(a)                                     89,400         1,687,425
     Helmerich & Payne                                        81,300         3,038,588
     Input/Output(a)                                         379,400         3,201,187
     Nabors Industries(a)                                     24,000           997,500
     Tidewater                                                17,000           612,000
     Willbros Group(a)                                       481,950         3,313,406
                                                                       ---------------
                                                                            18,259,356
                                                                       ---------------
OIL AND GAS - 3.4%
     Barrett Resources(a)                                     91,600         2,788,075
     Tom Brown(a)                                            167,400         3,860,663
     DENBURY RESOURCES(a)                                  1,004,272         5,209,661
     PetroCorp(a)                                            109,700           767,900
     Pure Resources(a)                                       199,799         3,571,407
                                                                       ---------------
                                                                            16,197,706
                                                                       ---------------
REAL ESTATE - 0.5%
     Consolidated-Tomoka Land                                 39,800           482,575
     Patriot Transportation Holding(a)                       102,500         1,761,719
                                                                       ---------------
                                                                             2,244,294
                                                                       ---------------
TOTAL (Cost $29,193,216)                                                    36,701,356
                                                                       ===============
TECHNOLOGY - 11.0%
AEROSPACE/DEFENSE - 2.3%
     CURTISS-WRIGHT                                          185,400         6,894,562
     WOODWARD GOVERNOR                                       145,772         4,127,170
                                                                       ---------------
                                                                            11,021,732
                                                                       ---------------
COMPONENTS AND SYSTEMS - 2.0%
     Cognex(a)                                                15,400           796,950
     Dionex(a)                                               107,276         2,869,633
     Kronos(a)                                                31,800           826,800
     MOCON                                                    73,400           412,875
     National Computer Systems                                43,106         2,122,971
     Perceptron(a)                                           215,800           735,069
     Scitex(a)                                               170,000         1,880,625
                                                                       ---------------
                                                                             9,644,923
                                                                       ---------------
DISTRIBUTION - 1.5%
     Arrow Electronics(a)                                     54,400         1,686,400
     Avnet                                                    33,674         1,995,184
     Richardson Electronics                                  225,762         3,626,302
                                                                       ---------------
                                                                             7,307,886
                                                                       ---------------
IT SERVICES - 1.2%
     American Management Systems(a)                           54,200   $     1,779,284
     CIBER(a)                                                 87,600         1,160,700
     IMRglobal Corporation(a)                                158,800         2,074,325
     Keane(a)                                                 24,600           531,975
     Syntel(a),(d)                                            25,600           256,000
                                                                       ---------------
                                                                             5,802,284
                                                                       ---------------
SEMICONDUCTORS AND EQUIPMENT - 1.1%
     Dallas Semiconductor                                     21,800           888,350
     Electroglas(a)                                           59,800         1,285,700
     Exar(a)                                                  19,700         1,717,594
     Kulicke & Soffa Industries(a)                            10,000           593,750
     PCD(a)                                                   91,100           707,448
                                                                       ---------------
                                                                             5,192,842
                                                                       ---------------
SOFTWARE - 2.3%
     Informix(a)                                             278,500         2,071,344
     JDA Software Group(a)                                   173,800         3,334,788
     MSC.Software(a)                                         144,500         1,345,656
     National Instruments(a)                                  55,250         2,410,281
     Structural Dynamics Research(a)                         108,800         1,638,800
                                                                       ---------------
                                                                            10,800,869
                                                                       ---------------
TELECOMMUNICATION - 0.6%
     Plantronics(a)                                           11,900         1,374,450
     REMEC(a)                                                 26,000         1,088,750
     Technitrol                                                5,000           484,375
                                                                       ---------------
                                                                             2,947,575
                                                                       ---------------
TOTAL (Cost $32,284,829)                                                    52,718,111
                                                                       ===============
MISCELLANEOUS - 4.6%
TOTAL (Cost $20,259,769)                                                    21,907,855
                                                                       ===============
TOTAL COMMON STOCKS
     (Cost $342,787,026)                                                   447,733,558
                                                                       ===============
REPURCHASE AGREEMENT - 5.0%
State Street Bank & Trust Company,
     5.50% dated 6/30/00, due 7/3/00,
     maturity value $24,011,000
     (collateralized by U.S. Treasury
     Notes, 6.25% due 02/15/07,
     valued at $24,482,981)
     (Cost $24,000,000)                                                     24,000,000
                                                                       ===============
TOTAL INVESTMENTS - 98.3%
     (Cost $366,787,026)                                                   471,733,558
CASH AND OTHER ASSETS
     LESS LIABILITIES - 1.7%                                                 8,081,507
                                                                       ---------------
NET ASSETS - 100.0%                                                    $   479,815,065
                                                                       ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


32 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

          ROYCE MICRO-CAP FUND

COMMON STOCKS - 93.3%

                                                             SHARES           VALUE
CONSUMER PRODUCTS - 8.3%
APPAREL AND SHOES - 0.8%
     Oshkosh B'Gosh Cl. A                                     58,000   $       949,750
                                                                       ---------------
FOOD/BEVERAGE/TOBACCO - 1.0%
     800 JR Cigar(a)                                         133,300         1,316,338
                                                                       ---------------
HOME FURNISHING/APPLIANCES - 1.9%
     Bassett Furniture Industries                             63,100           796,637
     Lifetime Hoan                                            90,880           727,040
     Mikasa                                                   62,600           688,600
     Neutral Posture Ergonomics(a)                           127,200           162,975
                                                                       ---------------
                                                                             2,375,252
                                                                       ---------------
PUBLISHING - 0.9%
     Marvel Enterprises(a)                                   185,400         1,158,750
                                                                       ---------------
SPORTS AND RECREATION - 0.5%
     Aldila(a)                                               239,500           381,703
     Lund International Holdings(a)                           65,750           312,313
                                                                       ---------------
                                                                               694,016
                                                                       ---------------
OTHER CONSUMER PRODUCTS - 3.2%
     LAZARE KAPLAN INTERNATIONAL(a)                          238,700         1,939,437
     Matthews International Cl. A                             45,500         1,319,500
     Velcro Industries                                        34,100           385,756
     WD-40                                                    17,700           367,275
                                                                       ---------------
                                                                             4,011,968
                                                                       ---------------
TOTAL (Cost $10,161,415)                                                    10,506,074
                                                                       ===============
CONSUMER SERVICES - 4.2%
LEISURE/ENTERTAINMENT - 0.8%
     +Coachmen Industries                                     89,500         1,029,250
                                                                       ---------------
RESTAURANTS/LODGINGS - 0.1%
     Diedrich Coffee(a)                                       71,500           147,469
                                                                       ---------------
RETAIL STORES - 3.3%
     Buckle (The)(a)                                          60,000           705,000
     Cato Cl. A                                               99,100         1,152,037
     Stein Mart(a)                                            91,700           939,925
     Urban Outfitters(a)                                     148,100         1,305,131
                                                                       ---------------
                                                                             4,102,093
                                                                       ---------------
TOTAL (Cost $5,761,350)                                                      5,278,812
                                                                       ===============
FINANCIAL INTERMEDIARIES - 8.3%
BANKING - 0.2%
     Bay Bancshares                                           20,000           310,000
                                                                       ---------------
INSURANCE - 8.1%
     Capitol Transamerica                                     84,155           994,081
     Highlands Insurance Group(a)                             63,200           592,500
     +IPC Holdings(a)                                         61,900           866,600
     MEDICAL ASSURANCE(a)                                    174,800         1,966,500
     MIIX Group                                               93,100         1,117,200
     NYMAGIC                                                  94,800         1,350,900
     Navigators Group(a)                                     128,300         1,154,700
     Nobel Insurance(a)                                       33,750             8,437
     Trenwick Group                                           42,500           618,906
     PXRE GROUP                                              114,300         1,543,050
                                                                       ---------------
                                                                            10,212,874
                                                                       ---------------
TOTAL (Cost $10,746,493)                                                    10,522,874
                                                                       ===============
FINANCIAL SERVICES - 2.9%
INFORMATION AND PROCESSING - 0.2%
     CCC Information Services Group(a)                        24,800   $       263,500
                                                                       ---------------
INSURANCE BROKERS - 2.5%
     BLANCH (E.W.) HOLDINGS                                   95,400         1,937,812
     Clark/Bardes Holdings(a)                                 40,900           674,850
     CorVel(a)                                                20,000           493,750
                                                                       ---------------
                                                                             3,106,412
                                                                       ---------------
INVESTMENT MANAGEMENT - 0.2%
     U.S. Global Investors Cl. A(a)                          137,000           252,594
                                                                       ---------------
TOTAL (Cost $3,525,814)                                                      3,622,506
                                                                       ===============
HEALTH - 7.1%
COMMERCIAL SERVICES - 3.0%
     ChiRex(a)                                                43,300           866,000
     PAREXEL International(a)                                115,600         1,105,425
     Simione Central Holdings(a)                               2,044             6,132
     YOUNG INNOVATIONS(a)                                    103,100         1,842,912
                                                                       ---------------
                                                                             3,820,469
                                                                       ---------------
DRUGS AND BIOTECH - 1.9%
     Aurora Biosciences(a)                                     4,200           286,388
     BioReliance(a)                                          149,700           729,787
     +Lexicon Genetics(a)                                     21,500           739,063
     +Organogenesis(a)                                        53,800           615,337
                                                                       ---------------
                                                                             2,370,575
                                                                       ---------------
HEALTH SERVICES - 0.5%
     +DIANON Systems(a)                                       25,000           631,250
                                                                       ---------------
SURGICAL PRODUCTS AND DEVICES - 1.7%
     Allied Healthcare Products(a)                            71,000           239,625
     +CONMED(a)                                               21,800           564,075
     +Orthofix International(a)                               30,000           536,250
     +Vital Signs                                             48,000           870,000
                                                                       ---------------
                                                                             2,209,950
                                                                       ---------------
TOTAL (Cost $7,653,006)                                                      9,032,244
                                                                       ===============
INDUSTRIAL PRODUCTS - 16.1%
BUILDING SYSTEMS AND COMPONENTS - 3.3%
     Falcon Products                                          52,500           498,750
     SIMPSON MANUFACTURING(a)                                 39,200         1,874,250
     THOR INDUSTRIES                                          87,900         1,845,900
                                                                       ---------------
                                                                             4,218,900
                                                                       ---------------
CONSTRUCTION MATERIALS - 2.9%
     FLORIDA ROCK INDUSTRIES                                  70,200         2,500,875
     Puerto Rican Cement Company                              44,800         1,246,000
                                                                       ---------------
                                                                             3,746,875
                                                                       ---------------
INDUSTRIAL COMPONENTS - 2.4%
     Herley Industries(a)                                     35,000           660,625
     Penn Engineering & Manufacturing                         29,300         1,032,825
     Woodhead Industries                                      75,800         1,383,350
                                                                       ---------------
                                                                             3,076,800
                                                                       ---------------
PUMPS, VALVES AND BEARINGS - 2.3%
     Denison International ADR(a),(b)                         85,800         1,083,225
     NN                                                       55,700           584,850
     Sun Hydraulics                                          142,600         1,194,275
                                                                       ---------------
                                                                             2,862,350
                                                                       ---------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 33

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          ROYCE MICRO-CAP FUND (continued)

                                                             SHARES           VALUE
INDUSTRIAL PRODUCTS (CONTINUED)
SPECIALTY CHEMICALS AND MATERIALS - 1.9%
     CFC International(a)                                    105,600   $       818,400
     Chemfab(a)                                               74,000           878,750
     Hauser(a)                                                82,875           145,031
     Hawkins Chemical                                          4,707            37,068
     Synalloy Corporation                                     80,700           573,727
                                                                       ---------------
                                                                             2,452,976
                                                                       ---------------
TEXTILES - 0.3%
     Fab Industries                                           30,700           326,187
                                                                       ---------------
OTHER INDUSTRIAL PRODUCTS - 3.0%
     +AstroPower(a)                                           20,000           542,500
     BHA Group Holdings                                       74,346           724,873
     +CompX International                                     32,300           656,094
     Cubic Corporation                                        52,900           991,875
     FLIR Systems(a)                                         101,200           657,800
     Mestek(a)                                                12,000           211,500
                                                                       ---------------
                                                                             3,784,642
                                                                       ---------------
TOTAL (Cost $17,476,134)                                                    20,468,730
                                                                       ===============
INDUSTRIAL SERVICES - 15.7%
COMMERCIAL SERVICES - 7.5%
     Applied Analytical Industries(a)                         89,000           853,844
     Business Resource Group(a)                              168,400         1,073,550
     Carlisle Holdings(a)                                    172,900         1,269,734
     Cornell Companies(a)                                    112,600           900,800
     NEW HORIZONS WORLDWIDE(a)                                68,900         1,600,848
     RCM Technologies(a)                                      69,600           513,300
     REMEDYTEMP CL. A(a)                                     127,400         1,560,650
     Tyler Technologies(a)                                   210,400           539,150
     +Wackenhut Corrections(a)                               160,200         1,201,500
                                                                       ---------------
                                                                             9,513,376
                                                                       ---------------
ENGINEERING AND CONSTRUCTION - 2.1%
     SEVENSON ENVIRONMENTAL SERVICES                         229,880         2,571,783
     Stone & Webster(a)                                       67,100            48,245
                                                                       ---------------
                                                                             2,620,028
                                                                       ---------------
FOOD/TOBACCO PROCESSORS - 0.5%
     Midwest Grain Products(a)                                80,550           669,572
                                                                       ---------------
PRINTING - 2.1%
     Ennis Business Forms                                    154,600         1,236,800
     New England Business Service                             92,000         1,495,000
                                                                       ---------------
                                                                             2,731,800
                                                                       ---------------
TRANSPORTATION AND LOGISTICS - 3.5%
     AirNet Systems(a)                                       193,300           881,931
     Circle International Group                               40,300         1,012,537
     Forward Air(a)                                           15,100           604,000
     Frozen Food Express Industries(a)                       211,450           634,350
     Kenan Transport                                          34,430           710,119
     +Knight Transportation(a)                                37,400           544,638
                                                                       ---------------
                                                                             4,387,575
                                                                       ---------------
TOTAL (Cost $20,981,408)                                                    19,922,351
                                                                       ===============

NATURAL RESOURCES - 10.0%
ENERGY SERVICES - 4.5%
     CARBO CERAMICS                                           58,900   $     2,068,862
     Dril-Quip(a)                                             18,300           855,525
     +Gulf Island Fabrication(a)                              35,000           595,000
     INPUT/OUTPUT(a)                                         214,600         1,810,688
     National-Oilwell(a)                                       7,278           239,256
     Willbros Group(a)                                        10,000            68,750
                                                                       ---------------
                                                                             5,638,081
                                                                       ---------------
OIL AND GAS - 5.1%
     DENBURY RESOURCES(a)                                    326,600         1,694,237
     PETROCORP(a)                                            252,300         1,766,100
     PURE RESOURCES(a)                                       106,300         1,900,113
     +3TEC Energy(a)                                         113,600         1,136,000
                                                                       ---------------
                                                                             6,496,450
                                                                       ---------------
REAL ESTATE - 0.4%
     Patriot Transportation Holding(a)                        33,300           572,344
                                                                       ---------------
TOTAL (Cost $10,289,750)                                                    12,706,875
                                                                       ===============
TECHNOLOGY - 16.1%
AEROSPACE/DEFENSE - 4.4%
     CURTISS-WRIGHT                                           40,600         1,509,812
     DUCOMMUN(a)                                             133,400         1,592,463
     +Primex Technologies                                     25,000           550,000
     WOODWARD GOVERNOR                                        69,648         1,971,909
                                                                       ---------------
                                                                             5,624,184
                                                                       ---------------
COMPONENTS AND SYSTEMS - 3.8%
     CSP(a)                                                   88,523           708,184
     Kronos(a)                                                26,000           676,000
     MOCON                                                   162,975           916,734
     Perceptron(a)                                            65,000           221,406
     Performance Technologies(a)                              13,850           117,725
     Rainbow Technologies(a)                                  11,850           576,206
     SBS Technologies(a)                                      20,400           753,525
     SIPEX Corporation(a)                                     15,000           415,312
     TransAct Technologies(a)                                 33,500           364,313
                                                                       ---------------
                                                                             4,749,405
                                                                       ---------------
DISTRIBUTION - 2.9%
     Jaco Electronics(a)                                      31,500           693,000
     Pioneer-Standard Electronics                             40,100           591,475
     RICHARDSON ELECTRONICS                                  146,700         2,356,369
                                                                       ---------------
                                                                             3,640,844
                                                                       ---------------
IT SERVICES - 0.2%
     Syntel(a)                                                32,800           328,000
                                                                       ---------------
SEMICONDUCTORS AND EQUIPMENT - 1.2%
     Electroglas(a)                                           15,700           337,550
     Exar(a)                                                   6,200           540,563
     PCD(a)                                                   84,500           656,195
                                                                       ---------------
                                                                             1,534,308
                                                                       ---------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


34 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

                                                             SHARES           VALUE

TECHNOLOGY (CONTINUED)
SOFTWARE - 3.3%
     ANSYS(a)                                                 72,500   $       824,688
     +Integral Systems(a)                                     44,300           742,025
     InterVoice-Brite(a)                                       5,000            32,812
     JDA Software Group(a)                                    62,700         1,203,056
     MSC.Software(a)                                          73,100           680,744
     SPSS(a)                                                  23,300           678,613
                                                                       ---------------
                                                                             4,161,938
                                                                       ---------------
TELECOMMUNICATION - 0.3%
     REMEC(a)                                                  8,800           368,500
                                                                       ---------------
TOTAL (Cost $15,465,645)                                                    20,407,179
                                                                       ===============
MISCELLANEOUS - 4.6%
TOTAL (Cost $6,206,115)                                                      5,859,764
                                                                       ===============
TOTAL COMMON STOCKS
     (Cost $108,267,130)                                                   118,327,409
                                                                       ===============
REPURCHASE AGREEMENT - 6.3%
State Street Bank & Trust Company,
     5.50% dated 6/30/00, due 7/3/00,
     maturity value $8,003,667
     (collateralized by U. S. Treasury
     Notes, 4.875% due 3/31/01,
     valued at $8,160,000)
     (Cost $8,000,000)                                                       8,000,000
                                                                       ===============

TOTAL INVESTMENTS - 99.6%
     (Cost $116,267,130)                                                   126,327,409
                                                                       ---------------
CASH AND OTHER ASSETS
     LESS LIABILITIES - 0.4%                                                   455,755
                                                                       ---------------
NET ASSETS - 100.0%                                                       $126,783,164
                                                                       ===============

                             ROYCE TOTAL RETURN FUND

COMMON STOCKS - 95.3%
CONSUMER PRODUCTS - 7.2%
APPAREL AND SHOES - 1.3%
     Garan                                                    49,600   $     1,122,200
     Oshkosh B'Gosh Cl. A                                     41,100           673,012
     Wolverine World Wide                                    115,000         1,135,625
                                                                       ---------------
                                                                             2,930,837
                                                                       ---------------
COLLECTIBLES - 0.4%
     Enesco Group                                            169,400           804,650
                                                                       ---------------
FOOD/BEVERAGE/TOBACCO - 0.1%
     Tootsie Roll Industries                                   6,210           217,350
                                                                       ---------------
HOME FURNISHING/APPLIANCES - 3.0%
     Bassett Furniture Industries                            166,700         2,104,588
     Flexsteel Industries                                    175,500         2,149,875
     La-Z-Boy                                                 10,000           140,000
     Lifetime Hoan                                           125,568         1,004,544
     Mikasa                                                  111,900         1,230,900
                                                                       ---------------
                                                                             6,629,907
                                                                       ---------------
SPORTS AND RECREATION - 1.1%
     Sturm, Ruger & Co.                                      283,000         2,511,625
                                                                       ---------------
OTHER CONSUMER PRODUCTS - 1.3%
     Velcro Industries                                       212,000         2,398,250
     WD-40                                                    23,400           485,550
                                                                       ---------------
                                                                             2,883,800
                                                                       ---------------
TOTAL (Cost $22,303,056)                                                    15,978,169
                                                                       ===============
CONSUMER SERVICES - 0.9%
RETAIL STORES - 0.9%
     Claire's Stores                                          63,000         1,212,750
     Consolidated Stores(a)                                   72,700           872,400
                                                                       ---------------
TOTAL (Cost $1,867,352)                                                      2,085,150
                                                                       ===============
FINANCIAL INTERMEDIARIES - 16.5%
BANKING - 0.5%
     Bank of the Ozarks                                       17,500           286,562
     Federal Realty Investment Trust                          16,000           320,000
     First Midwest Financial                                   3,700            35,497
     Texas Regional Bancshares Cl. A                          20,000           507,500
                                                                       ---------------
                                                                             1,149,559
                                                                       ---------------
INSURANCE - 16.0%
     Argonaut Group                                          125,500         2,149,188
     Berkley (W.R.)                                           81,000         1,518,750
     Capitol Transamerica                                    183,800         2,171,137
     Commerce Group                                           36,400         1,073,800
     Erie Indemnity Company Cl. A                             79,000         2,488,500
     Independence Holding                                     10,000           122,500
     LandAmerica Financial Group                              75,600         1,734,075
     LaSalle Re Holdings(a)                                   34,900           495,144
     Liberty Financial Companies                              14,800           324,675
     Mutual Risk Management                                   88,000         1,523,500
     NYMAGIC                                                 134,300         1,913,775
     Nationwide Financial Services Cl. A                      25,000           821,875
     Old Republic International                               97,500         1,608,750
     PMA CAPITAL CL. A                                       152,580         2,899,020
     PXRE Group                                              171,424         2,314,224
     RLI                                                      35,000         1,216,250
     TRENWICK GROUP                                          317,860         4,628,836
     WHITE MOUNTAINS INSURANCE GROUP                          17,900         2,864,000


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 35

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          ROYCE TOTAL RETURN FUND (CONTINUED)

                                                             SHARES           VALUE
FINANCIAL INTERMEDIARIES (CONTINUED)
INSURANCE (CONTINUED)
     ZENITH NATIONAL INSURANCE                               170,800   $     3,629,500
                                                                       ---------------
                                                                            35,497,499
                                                                       ---------------
TOTAL (Cost $42,031,509)                                                    36,647,058
                                                                       ===============
FINANCIAL SERVICES - 7.8%
INSURANCE BROKERS - 2.9%
     Aon                                                      45,000         1,397,813
     Crawford & Co. Cl.(a)                                   202,700         2,191,694
     GALLAGHER (ARTHUR J.) & COMPANY                          67,700         2,843,400
                                                                       ---------------
                                                                             6,432,907
                                                                       ---------------
INVESTMENT MANAGEMENT - 4.9%
     Federated Investors Cl. B                                10,000           350,625
     JOHN NUVEEN COMPANY CL.(a)                               82,400         3,455,650
     Mackenzie Financial                                     101,400         1,521,000
     Nvest LP                                                 40,000         1,515,000
     PHOENIX INVESTMENT PARTNERS                             392,000         4,116,000
                                                                       ---------------
                                                                            10,958,275
                                                                       ---------------
TOTAL (Cost $12,773,354)                                                    17,391,182
                                                                       ===============
HEALTH - 2.4%
COMMERCIAL SERVICES - 0.1%
     IMS Health                                                1,000            18,000
                                                                       ---------------
SURGICAL PRODUCTS AND DEVICES - 2.3%
     ARROW INTERNATIONAL                                     116,200         3,892,700
     Invacare                                                 30,000           787,500
     Varian Medical Systems(a)                                18,000           704,250
                                                                       ---------------
                                                                             5,384,450
                                                                       ---------------
TOTAL (Cost $4,141,044)                                                      5,402,450
                                                                       ===============
INDUSTRIAL PRODUCTS - 26.9%
BUILDING SYSTEMS AND COMPONENTS - 4.3%
     Falcon Products                                         162,000         1,539,000
     Fleetwood Enterprises                                   117,000         1,667,250
     International Aluminum                                   50,000           862,500
     Kimball International Cl. B                             100,200         1,477,950
     Mueller (Paul) c                                         59,500         1,487,500
     Skyline                                                  40,000           860,000
     Thor Industries                                          75,000         1,575,000
                                                                       ---------------
                                                                             9,469,200
                                                                       ---------------
CONSTRUCTION MATERIALS - 3.9%
     Ameron International                                     20,500           732,875
     ASH GROVE CEMENT COMPANY                                 27,610         2,788,610
     Florida Rock Industries                                  75,000         2,671,875
     Oregon Steel Mills                                      272,900           528,744
     Puerto Rican Cement Company                              68,600         1,907,937
                                                                       ---------------
                                                                             8,630,041
                                                                       ---------------
INDUSTRIAL COMPONENTS - 2.3%
     Penn Engineering & Manufacturing Cl.A                    78,600         2,534,850
     Woodhead Industries                                     139,100         2,538,575
                                                                       ---------------
                                                                             5,073,425
                                                                       ---------------
MACHINERY - 3.2%
     LINCOLN ELECTRIC HOLDINGS                               188,300   $     2,683,275
     Minuteman International                                 143,000         1,179,750
     NORDSON CORPORATION                                      56,300         2,850,188
     Regal-Beloit                                             30,000           481,875
                                                                       ---------------
                                                                             7,195,088
                                                                       ---------------
PAPER AND PACKAGING - 0.4%
     Peak TRENDS Trust                                       133,800           936,600
                                                                       ---------------
PUMPS, VALVES AND BEARINGS - 4.0%
     Franklin Electric                                        27,900         1,890,225
     NN                                                      227,600         2,389,800
     Roper Industries                                         66,500         1,704,062
     Sun Hydraulics                                          304,550         2,550,606
     Tech/Ops Sevcon                                          43,700           382,375
                                                                       ---------------
                                                                             8,917,068
                                                                       ---------------
SPECIALTY CHEMICALS AND MATERIALS - 4.8%
     Arch Chemicals                                          122,500         2,679,688
     Brady (W.H.) Cl.A                                        78,700         2,557,750
     Calgon Carbon                                           174,000         1,348,500
     Donaldson Company                                        25,000           493,750
     Eastern                                                  15,000           195,000
     MacDermid                                                53,600         1,259,600
     Schulman (A.)                                            10,000           120,625
     Synalloy Corporation                                    295,000         2,097,266
                                                                       ---------------
                                                                            10,752,179
                                                                       ---------------
TEXTILES - 0.6%
     Fab Industries                                          130,100         1,382,312
                                                                       ---------------
OTHER INDUSTRIAL PRODUCTS - 3.4%
     BHA Group Holdings                                      223,829         2,182,333
     Baldor Electric                                         100,000         1,862,500
     Landauer                                                 69,600         1,083,150
     Myers Industries                                         34,870           374,853
     Steelcase Cl.A                                           50,000           850,000
     Tennant                                                  33,800         1,267,500
                                                                       ---------------
                                                                             7,620,336
                                                                       ---------------
TOTAL (Cost $65,499,439)                                                    59,976,249
                                                                       ===============
INDUSTRIAL SERVICES - 13.8%
COMMERCIAL SERVICES - 3.7%
     ABM Industries                                          107,300         2,467,900
     Angelica                                                155,700         1,245,600
     Hardinge                                                137,400         1,434,113
     Interim Services(a)                                      95,000         1,686,250
     Superior Uniform Group                                  164,200         1,426,487
                                                                       ---------------
                                                                             8,260,350
                                                                       ---------------
ENGINEERING AND CONSTRUCTION - 0.5%
     Sevenson Environmental Services                         101,160         1,131,728
                                                                       ---------------
FOOD/TOBACCO PROCESSORS - 1.6%
     DIMON                                                   632,200         1,343,425
     Universal                                               104,800         2,213,900
                                                                       ---------------
                                                                             3,557,325
                                                                       ---------------
INDUSTRIAL DISTRIBUTION - 1.7%
     Central Steel & Wire                                      3,898         1,956,796
     Lawson Products                                          72,100         1,775,462
                                                                       ---------------
                                                                             3,732,258
                                                                       ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


36 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

                                                             SHARES           VALUE
INDUSTRIAL SERVICES (CONTINUED)
PRINTING - 2.1%
     Bowne & Co.                                              50,000   $       503,125
     Ennis Business Forms                                    311,500         2,492,000
     New England Business Service                             75,000         1,218,750
     Standard Register (The)                                  25,000           356,250
                                                                       ---------------
                                                                             4,570,125
                                                                       ---------------
TRANSPORTATION AND LOGISTICS - 4.2%
     Airborne Freight                                         52,500           994,219
     Arnold Industries                                       192,300         2,319,619
     CIRCLE INTERNATIONAL GROUP                              111,300         2,796,413
     Frozen Food Express Industries(a)                       456,635         1,369,905
     Pittston Brink's Group                                  140,010         1,916,387
                                                                       ---------------
                                                                             9,396,543
                                                                       ---------------
TOTAL (Cost $41,446,912)                                                    30,648,329
                                                                       ===============
NATURAL RESOURCES - 8.4%
ENERGY SERVICES - 3.4%
     CARBO CERAMICS                                          116,000         4,074,500
     Helmerich & Payne                                        39,600         1,480,050
     Lufkin Industries                                        67,700         1,074,737
     Tidewater                                                27,000           972,000
                                                                       ---------------
                                                                             7,601,287
                                                                       ---------------
GOLD - 1.3%
     ANGLOGOLD ADR(b)                                        143,600         2,952,775
                                                                       ---------------
OIL AND GAS - 1.3%
     PURE RESOURCES(a)                                       156,757         2,802,031
                                                                       ---------------
REAL ESTATE - 2.4%
     CHELSEA GCA REALTY                                       98,500         3,404,406
     Glenborough Realty Trust                                 25,000           435,938
     Thornburg Mortgage                                      115,000           826,562
     Vornado Realty Trust                                     20,000           695,000
                                                                       ---------------
                                                                             5,361,906
                                                                       ---------------
TOTAL (Cost $14,665,465)                                                    18,717,999
                                                                       ===============
TECHNOLOGY - 6.8%
AEROSPACE/DEFENSE - 2.8%
     CURTISS-WRIGHT                                           76,800         2,856,000
     WOODWARD GOVERNOR                                       120,100         3,400,331
                                                                       ---------------
                                                                             6,256,331
                                                                       ---------------
DISTRIBUTION - 2.4%
     AVNET                                                    51,000         3,021,750
     Richardson Electronics                                  144,400         2,319,425
                                                                       ---------------
                                                                             5,341,175
                                                                       ---------------
IT SERVICES - 0.6%
     Analysts International                                  115,000         1,070,938
     Computer Task Group                                      55,000           278,437
                                                                       ---------------
                                                                             1,349,375
                                                                       ---------------
SEMICONDUCTORS AND EQUIPMENT - 0.1%
     Innovex(a)                                               30,000           292,500
                                                                       ---------------
TELECOMMUNICATION - 0.9%
     Communications Systems                                   89,000         1,357,250
     Technitrol(a)                                             5,000           484,375
                                                                       ---------------
                                                                             1,841,625
                                                                       ---------------
TOTAL (Cost $12,732,054)                                                    15,081,006
                                                                       ===============
UTILITIES - 0.6%
     EnergySouth                                              23,250   $       438,844
     NUI                                                      35,000           945,000
                                                                       ---------------
TOTAL (Cost $1,298,118)                                                      1,383,844
                                                                       ===============
MISCELLANEOUS - 4.0%
TOTAL (Cost $8,689,693)                                                      8,908,123
                                                                       ===============
TOTAL COMMON STOCKS
     (Cost $227,447,996)                                                   212,219,559
                                                                       ===============
PREFERRED STOCKS - 0.9%
     Fleetwood Capital Trust 6.00% Conv.                      50,000         1,150,000
     Frontier Financing Trust 6.25% Conv.                     50,000           175,000
     Vornado Realty Trust 6.50% Conv.                         15,000           777,188
                                                                       ---------------
TOTAL PREFERRED STOCKS
     (Cost $3,766,406)                                                       2,102,188
                                                                       ===============


                                                           PRINCIPAL
                                                              AMOUNT
CORPORATE BONDS - 3.1%
CHARMING SHOPPES 7.50%
     Conv. Sub. Note due 7/15/06                     $     5,250,000         4,515,000
HMT Technology 5.75%
     Conv. Sub. Note due 1/15/04                           2,750,000           838,750
Standard Commercial 7.25%
     Conv. Sub. Deb. due 3/31/07                             500,000           301,250
Sunglass Hut International 5.25%
     Conv. Sub. Note due 6/15/03                           1,750,000         1,260,000
                                                                       ---------------
TOTAL CORPORATE BONDS
     (Cost $8,788,400)                                                       6,915,000
                                                                       ===============
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Company,
     5.50% dated 6/30/00, due
     7/3/00, maturity value $1,000,458
     (collateralized by U. S. Treasury
     Bonds, 8.875% due 08/15/17
     valued at $1,020,825)
     (Cost $1,000,000)                                                       1,000,000
                                                                       ===============
TOTAL INVESTMENTS - 99.8%
     (Cost $241,002,802)                                                   222,236,747
CASH AND OTHER ASSETS
     LESS LIABILITIES - 0.2%                                                   469,288
                                                                       ---------------
NET ASSETS - 100.0%                                                    $   222,706,035
                                                                       ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 37

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          ROYCE LOW-PRICED STOCK FUND

                                                             SHARES           VALUE
COMMON STOCKS - 94.7%
CONSUMER PRODUCTS - 4.7%
FOOD/BEVERAGE/TOBACCO - 1.1%
     800 JR Cigar(a)                                          52,900   $       522,388
                                                                       ---------------
PUBLISHING - 0.8%
     Topps Company (The)(a)                                   36,800           423,200
                                                                       ---------------
SPORTS AND RECREATION - 2.8%
     OAKLEY(a)                                               121,200         1,393,800
                                                                       ---------------
TOTAL (Cost $1,740,842)                                                      2,339,388
                                                                       ===============
CONSUMER SERVICES - 10.9%
LEISURE/ENTERTAINMENT - 1.2%
     +Coachmen Industries                                     50,800           584,200
                                                                       ---------------
RESTAURANTS/LODGINGS - 1.7%
     Buffets(a)                                               65,400           829,762
                                                                       ---------------
RETAIL STORES - 8.0%
     Cato Cl.A                                                40,000           465,000
     CHARMING SHOPPES(a)                                     275,300         1,402,309
     Claire's Stores                                          35,000           673,750
     CONSOLIDATED STORES(a)                                   95,100         1,141,200
     Finish Line (The) Cl. A(a)                               35,500           290,656
                                                                       ---------------
                                                                             3,972,915
                                                                       ---------------
TOTAL (Cost $5,093,848)                                                      5,386,877
                                                                       ===============
FINANCIAL INTERMEDIARIES - 11.2%
INSURANCE - 11.2%
     +FIDELITY NATIONAL FINANCIAL                             60,000         1,098,750
     HCC INSURANCE HOLDINGS                                   50,000           943,750
     +MEDICAL ASSURANCE(a)                                   109,400         1,230,750
     PMA Capital Cl. A                                        16,800           319,200
     Reliance Group Holdings(a)                              240,000           180,000
     TRENWICK GROUP                                           60,000           873,750
     +PXRE GROUP                                              67,100           905,850
                                                                       ---------------
TOTAL (Cost $5,501,034)                                                      5,552,050
                                                                       ===============
FINANCIAL SERVICES - 2.9%
INVESTMENT MANAGEMENT - 2.9%
     PHOENIX INVESTMENT PARTNERS                             135,200         1,419,600
                                                                       ---------------
TOTAL (Cost $990,323)                                                        1,419,600
                                                                       ===============
HEALTH - 6.2%
COMMERCIAL SERVICES - 2.7%
     PAREXEL International(a)                                 62,500           597,656
     Schein (Henry)(a)                                        20,000           345,000
     Young Innovations(a)                                     20,000           357,500
                                                                       ---------------
                                                                             1,300,156
                                                                       ---------------
DRUGS AND BIOTECH - 2.9%
     DURA PHARMACEUTICALS(a)                                  65,200           937,250
     +Organogenesis(a)                                        45,000           514,688
                                                                       ---------------
                                                                             1,451,938
                                                                       ---------------
SURGICAL PRODUCTS AND DEVICES - 0.6%
     STERIS(a)                                                35,000   $       310,625
                                                                       ---------------
TOTAL (Cost $2,853,129)                                                      3,062,719
                                                                       ===============
INDUSTRIAL PRODUCTS - 6.8%
BUILDING SYSTEMS AND COMPONENTS - 1.3%
     +Fleetwood Enterprises                                   45,100           642,675
                                                                       ---------------
MACHINERY - 2.5%
     +Lincoln Electric Holdings                               85,400         1,216,950
                                                                       ---------------
SPECIALTY CHEMICALS AND MATERIALS - 1.6%
     +Chemfab(a)                                              35,000           415,625
     Schulman (A.)                                            30,000           361,875
                                                                       ---------------
                                                                               777,500
                                                                       ---------------
TEXTILES - 1.4%
     Unifi(a)                                                 56,900           704,137
                                                                       ---------------
TOTAL (Cost $3,279,999)                                                      3,341,262
                                                                       ===============
INDUSTRIAL SERVICES - 17.8%
COMMERCIAL SERVICES - 7.4%
     Applied Analytical Industries(a)                         47,800           458,581
     CARLISLE HOLDINGS(a)                                    120,700           886,391
     Cornell Companies(a)                                     60,000           480,000
     Interim Services(a)                                      45,900           814,725
     RCM Technologies(a)                                      35,400           261,075
     RemedyTemp Cl. A(a)                                      60,000           735,000
                                                                       ---------------
                                                                             3,635,772
                                                                       ---------------
ENGINEERING AND CONSTRUCTION - 5.7%
     McDermott International                                  90,000           793,125
     MORRISON KNUDSEN(a)                                     182,400         1,322,400
     Sevenson Environmental Services                          63,660           712,196
                                                                       ---------------
                                                                             2,827,721
                                                                       ---------------
INDUSTRIAL DISTRIBUTION - 1.3%
     +Westburne(a)                                            49,200           631,622
                                                                       ---------------
PRINTING - 0.7%
     Ennis Business Forms                                     45,000           360,000
                                                                       ---------------
TRANSPORTATION AND LOGISTICS - 2.7%
     AirNet Systems(a)                                       101,200           461,725
     Arnold Industries                                        41,200           496,975
     Knight Transportation(a)                                 26,000           378,625
                                                                       ---------------
                                                                             1,337,325
                                                                       ---------------
TOTAL (Cost $9,331,501)                                                      8,792,440
                                                                       ===============
NATURAL RESOURCES - 16.1%
ENERGY SERVICES - 4.3%
     Global Industries(a)                                     10,000           188,750
     INPUT/OUTPUT(a)                                         175,000         1,476,563
     National-Oilwell(a)                                      13,540           445,128
                                                                       ---------------
                                                                             2,110,441
                                                                       ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


38 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

                                                             SHARES           VALUE
NATURAL RESOURCES (CONTINUED)
GOLD - 1.7%
     Homestake Mining                                        120,000   $       825,000
                                                                       ---------------
OIL AND GAS - 8.4%
     Tom Brown(a)                                             23,100           532,744
     Denbury Resources(a)                                    135,000           700,312
     PURE RESOURCES(a)                                        63,373         1,132,792
     Renaissance Energy(a)                                    70,000           678,716
     +3TEC ENERGY(a)                                         110,000         1,100,000
                                                                       ---------------
                                                                             4,144,564
                                                                       ---------------
REAL ESTATE - 1.7%
     GLENBOROUGH REALTY TRUST                                 50,000           871,875
                                                                       ---------------
TOTAL (Cost $6,443,745)                                                      7,951,880
                                                                       ===============
TECHNOLOGY - 13.3%
COMPONENTS AND SYSTEMS - 0.7%
     CSP(a)                                                   44,000           352,000
                                                                       ---------------
DISTRIBUTION - 2.1%
     RICHARDSON ELECTRONICS                                   62,700         1,007,119
                                                                       ---------------
IT SERVICES - 1.2%
     Syntel(a)                                                61,000           610,000
                                                                       ---------------
INTERNET SERVICES - 1.0%
     +internet.com(a)                                         23,900           470,531
                                                                       ---------------
SEMICONDUCTORS AND EQUIPMENT - 1.8%
     ESS TECHNOLOGY(a)                                        62,500           906,250
                                                                       ---------------
SOFTWARE - 5.7%
     ANSYS(a)                                                 55,000           625,625
     +Covance(a)                                              80,000           705,000
     Informix(a)                                              70,000           520,625
     JDA SOFTWARE GROUP(a)                                    50,100           961,294
                                                                       ---------------
                                                                             2,812,544
                                                                       ---------------
 TELECOMMUNICATION - 0.8%
     Globecomm Systems(a)                                     28,000   $       385,000
                                                                       ---------------
TOTAL (Cost $5,843,019)                                                      6,543,444
                                                                       ---------------
MISCELLANEOUS - 4.8%
TOTAL (Cost $2,261,645)                                                      2,357,188
                                                                       ---------------
TOTAL COMMON STOCKS
     (Cost $43,339,085)                                                     46,746,848
                                                                       ===============
REPURCHASE AGREEMENT - 4.1%
State Street Bank & Trust Company,
     5.50% dated 6/30/00, due
     7/3/00, maturity value $2,000,917
     (collateralized by U. S. Treasury
     Bonds, 8.125% due 08/15/21,
     valued at $2,041,575)
     (Cost $2,000,000)                                                       2,000,000
                                                                       ---------------
TOTAL INVESTMENTS - 98.8%
     (Cost $45,339,085)                                                     48,746,848
CASH AND OTHER ASSETS
     LESS LIABILITIES - 1.2%                                                   615,162
                                                                       ---------------
NET ASSETS - 100.0%                                                    $    49,362,010
                                                                       ===============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 39

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          ROYCE OPPORTUNITY FUND

COMMON STOCKS - 93.8%

                                                             SHARES           VALUE
CONSUMER PRODUCTS - 4.7%
APPAREL AND SHOES - 1.9%
     Brown Shoe Company                                      102,500   $     1,332,500
     Donna Karan International(a)                            187,900         1,197,863
     Gymboree(a)                                             140,000           420,000
     Hartmarx(a)                                             170,000           435,625
                                                                       ---------------
                                                                             3,385,988
                                                                       ---------------
PUBLISHING - 1.4%
     Houghton Mifflin                                         29,000         1,353,937
     Topps Company (The)(a)                                  100,000         1,150,000
                                                                       ---------------
                                                                             2,503,937
                                                                       ---------------
OTHER CONSUMER PRODUCTS - 1.4%
     Cross (A.T.) & Company Cl. A(a)                         110,000           543,125
     Toro                                                     39,200         1,291,150
     Velcro Industries                                        66,000           746,625
                                                                       ---------------
                                                                             2,580,900
                                                                       ---------------
TOTAL (Cost $8,204,093)                                                      8,470,825
                                                                       ===============
CONSUMER SERVICES - 7.3%
DIRECT MARKETING - 0.8%
     SPIEGEL CL. A                                           176,800         1,502,800
                                                                       ---------------
LEISURE/ENTERTAINMENT - 2.6%
     AMC Entertainment(a)                                    205,900         1,003,763
     Metro-Goldwyn-Mayer(a)                                   50,000         1,306,250
     +Steinway Musical Instruments(a)                         54,500           899,250
     +VAIL RESORTS(a)                                         88,000         1,435,500
                                                                       ---------------
                                                                             4,644,763
                                                                       ---------------
RESTAURANTS/LODGINGS - 0.7%
     Cooker Restaurant(a)                                    100,400           288,650
     +IHOP Corporation(a)                                     50,000           837,500
     Piccadilly Cafeterias(a)                                 23,600            66,375
                                                                       ---------------
                                                                             1,192,525
                                                                       ---------------
RETAIL STORES - 3.2%
     Bombay Company (The)(a)                                 151,700           445,619
     Burlington Coat Factory Warehouse                        85,000           919,062
     Fred's Cl. A                                             61,000         1,098,000
     Good Guys (The)(a)                                      189,000           685,125
     Noodle Kidoodle(a)                                      172,000           516,000
     Paul Harris Stores(a)                                   129,300           339,413
     Phar-Mor(a)                                             110,500           165,750
     +Sharper Image(a)                                        64,800           810,000
     +ShopKo Stores(a)                                        49,400           759,525
                                                                       ---------------
                                                                             5,738,494
                                                                       ---------------
TOTAL (Cost $14,582,537)                                                    13,078,582
                                                                       ===============
FINANCIAL INTERMEDIARIES - 6.0%
BANKING - 3.1%
     +Bank United Cl.A                                        19,200           675,600
     +BankNorth Group                                         51,600           790,125
     EAST WEST BANCORP                                       108,000         1,552,500
     +Enhance Financial Services Group                        77,500         1,114,062
     Hudson City Bancorp                                      30,000           511,875
     +Sterling Bancorp                                        61,800           973,350
                                                                       ---------------
                                                                             5,617,512
                                                                       ---------------
INSURANCE - 2.9%
     +Annuity and Life Re (Holdings)                          41,400   $     1,014,300
     Berkley (W.R.)                                           47,000           881,250
     Fremont General                                         145,000           570,938
     +Highlands Insurance Group(a)                            85,000           796,875
     +Horace Mann Educators                                   56,200           843,000
     PXRE Group                                               87,500         1,181,250
                                                                       ---------------
                                                                             5,287,613
                                                                       ---------------
TOTAL (Cost $10,182,762)                                                    10,905,125
                                                                       ===============
HEALTH - 2.6%
DRUGS AND BIOTECH - 0.3%
     QuadraMed(a)                                            200,600           501,500
                                                                       ---------------
HEALTH SERVICES - 0.2%
     Balanced Care(a)                                        177,200           310,100
                                                                       ---------------
PERSONAL CARE - 1.1%
     Herbalife International Cl. A                            59,200           518,000
     Nu Skin Enterprises Cl. A(a)                            179,800         1,033,850
     Weider Nutrition International Cl. A                    180,000           540,000
                                                                       ---------------
                                                                             2,091,850
                                                                       ---------------
SURGICAL PRODUCTS AND DEVICES - 1.0%
     +Acuson(a)                                               79,000         1,066,500
     SpaceLabs Medical(a)                                     65,000           731,250
                                                                       ---------------
                                                                             1,797,750
                                                                       ---------------
TOTAL (Cost $6,390,539)                                                      4,701,200
                                                                       ===============
INDUSTRIAL PRODUCTS - 30.2%
BUILDING SYSTEMS AND COMPONENTS - 0.9%
     Aztec Manufacturing                                      57,500           934,375
     +Fleetwood Enterprises                                   50,200           715,350
                                                                       ---------------
                                                                             1,649,725
                                                                       ---------------
CONSTRUCTION MATERIALS - 0.8%
     Foster (L.B.) Cl. A(a)                                  100,000           318,750
     Huttig Building Products(a)                              84,100           346,912
     Lamson & Sessions(a)                                     40,000           612,500
     Northwest Pipe(a)                                        12,000           142,500
                                                                       ---------------
                                                                             1,420,662
                                                                       ---------------
INDUSTRIAL COMPONENTS - 8.1%
     Cable Design Technologies(a)                             37,000         1,239,500
     +Channell Commercial(a)                                  58,500           702,000
     DT Industries(a)                                         97,500           914,063
     ESCO Electronics(a)                                      80,000         1,360,000
     EDO Corporation                                         139,800           882,487
     FLOWSERVE(a)                                            106,000         1,596,625
     Gundle/SLT Environmental(a)                             155,000           581,250
     +Herley Industries(a)                                    45,000           849,375
     +HEXCEL CORPORATION(a)                                  185,000         1,757,500
     LeCroy Corporation(a)                                    46,000           454,250
     New Brunswick Scientific Co.(a)                          77,830           466,980
     Osmonics(a)                                             100,000           925,000
     PENN ENGINEERING & MANUFACTURING                         42,000         1,480,500
     +Timken                                                  72,000         1,341,000
                                                                       ---------------
                                                                            14,550,530
                                                                       ---------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


40 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

                                                             SHARES           VALUE
INDUSTRIAL PRODUCTS (CONTINUED)
INDUSTRIAL OEM - 0.8%
     SMITH (A.O.) CORPORATION                                 72,400   $     1,515,875
                                                                       ---------------
MACHINERY - 4.2%
     Atchison Casting(a)                                     106,000           609,500
     Baldwin Technology Company(a)                           180,000           382,500
     CMI Corporation Cl. A                                   104,200           364,700
     Chart Industries(a)                                     200,000           975,000
     GSI Lumonics(a)                                          20,000           702,500
     +GenRad(a)                                              116,200         1,045,800
     Hurco Companies(a)                                       80,000           320,000
     MTS Systems                                             100,000           625,000
     PRECISION CASTPARTS                                      36,100         1,633,525
     UNOVA(a)                                                126,800           927,225
                                                                       ---------------
                                                                             7,585,750
                                                                       ---------------
PAPER AND PACKAGING - 1.5%
     Applied Extrusion Technologies(a)                       137,500           721,875
     Graphic Packaging International(a)                      122,400           260,100
     Longview Fibre                                          102,000         1,128,375
     Peak International(a)                                    71,000           497,000
                                                                       ---------------
                                                                             2,607,350
                                                                       ---------------
PUMPS, VALVES AND BEARINGS - 0.8%
     Kaydon Corporation                                       37,000           777,000
     NN                                                       55,000           577,500
                                                                       ---------------
                                                                             1,354,500
                                                                       ---------------
SPECIALTY CHEMICALS AND MATERIALS - 10.1%
     ALBANY INTERNATIONAL CL. A(a)                           106,626         1,546,077
     ARCH CHEMICALS                                           66,700         1,459,063
     +Brady (W.H.) Cl. A                                      19,100           620,750
     Calgon Carbon                                           154,400         1,196,600
     CARPENTER TECHNOLOGY                                     71,000         1,499,875
     +Chemfab(a)                                              57,000           676,875
     COORSTEK(a)                                              44,700         2,056,200
     Deswell Industries                                       50,000           650,000
     +Hanna (M.A.)                                           100,300           902,700
     +JLG Industries                                          73,800           876,375
     Lydall(a)                                               107,000         1,136,875
     Olin Corporation                                         70,000         1,155,000
     +Quaker Chemical                                         75,000         1,303,125
     Rogers(a)                                                14,000           490,000
     +SPS TECHNOLOGIES(a)                                     35,800         1,470,037
     +Solutia                                                 50,000           687,500
     Sybron Chemicals(a)                                      12,700           277,813
     Terra Industries(a)                                     195,900           208,144
                                                                       ---------------
                                                                            18,213,009
                                                                       ---------------
TEXTILES - 0.3%
     Burlington Industries(a)                                234,000           394,875
     Cone Mills(a)                                            24,500           151,594
                                                                       ---------------
                                                                               546,469
                                                                       ---------------
OTHER INDUSTRIAL PRODUCTS - 2.7%
     Cubic Corporation                                        48,400           907,500
     FLIR Systems(a)                                          10,000            65,000
     Fansteel(a)                                             106,600           419,737
     Griffon(a)                                              173,200           963,425
     Maxwell Technologies(a)                                  49,500           668,250
     STEWART & STEVENSON SERVICES                            127,900         1,926,494
                                                                       ---------------
                                                                             4,950,406
                                                                       ---------------
TOTAL (Cost $50,723,080)                                                    54,394,276
                                                                       ===============
INDUSTRIAL SERVICES - 12.8%
ADVERTISING/PUBLISHING - 0.2%
     True North Communications                                 9,900           435,600
                                                                       ---------------
COMMERCIAL SERVICES - 4.7%
     AAR Corporation                                          57,800           693,600
     Alexander & Baldwin                                      25,000           551,563
     +Banta Corporation                                       70,000         1,325,625
     +Central Garden & Pet(a)                                 95,000           852,031
     +Encompass Services(a)                                  180,100         1,035,575
     GTS Duratek(a)                                           87,000           739,500
     +Interpool                                               82,000           799,500
     Ogden Corporation(a)                                    114,400         1,029,600
     VOLT INFORMATION SCIENCES(a)                             43,300         1,426,194
                                                                       ---------------
                                                                             8,453,188
                                                                       ---------------
ENGINEERING AND CONSTRUCTION - 1.1%
     Modtech Holdings(a)                                     138,700         1,248,300
     Morrison Knudsen(a)                                      67,100           486,475
     Weston (Roy F.) Cl. A(a)                                 70,200           214,987
                                                                       ---------------
                                                                             1,949,762
                                                                       ---------------
INDUSTRIAL DISTRIBUTION - 1.0%
     Kaman Corporation Cl. A                                  94,000         1,004,625
     Lawson Products                                          25,000           615,625
     Pameco Corporation(a)                                    80,500           206,281
                                                                       ---------------
                                                                             1,826,531
                                                                       ---------------
PRINTING - 1.2%
     Bowne & Co.                                              90,000           905,625
     +Wallace Computer Services                              116,000         1,145,500
                                                                       ---------------
                                                                             2,051,125
                                                                       ---------------
TRANSPORTATION AND LOGISTICS - 4.6%
     Arkansas Best Corporation(a)                             75,700           752,269
     Circle International Group                               52,600         1,321,575
     Fritz Companies(a)                                      125,000         1,289,063
     +FRONTIER AIRLINES(a)                                    96,000         1,374,000
     Genesee & Wyoming Cl. A(a)                               40,000           670,000
     Mesa Air Group(a)                                       154,500           854,578
     OMI Corporation(a)                                      164,100           892,294
     +Overseas Shipholding Group                              48,000         1,182,000
                                                                       ---------------
                                                                             8,335,779
                                                                       ---------------
TOTAL (Cost $21,677,290)                                                    23,051,985
                                                                       ---------------
NATURAL RESOURCES - 6.4%
ENERGY SERVICES - 0.7%
     Pride International(a)                                   25,000           618,750
     Willbros Group(a)                                        86,000           591,250
                                                                       ---------------
                                                                             1,210,000
                                                                       ---------------
METALS AND MINING - 1.5%
     Brush Engineered Materials                               60,900           951,562
     Century Aluminum                                         50,000           543,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 41

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          ROYCE OPPORTUNITY FUND (CONTINUED)

                                                             SHARES           VALUE
NATURAL RESOURCES (CONTINUED)
Metals and Mining (continued)
     Cleveland-Cliffs                                         32,000       $   826,000
     Coeur d'Alene Mines(a)                                  135,900           331,256
                                                                       ---------------
                                                                             2,652,568
                                                                       ---------------
Oil and Gas - 3.8%
     +Barrett Resources(a)                                    24,800           754,850
     Tom Brown(a)                                             20,000           461,250
     Denbury Resources(a)                                    130,500           676,969
     +Forcenergy(a)                                           42,000           845,250
     Forest Oil(a)                                            71,000         1,131,562
     Patina Oil & Gas                                         59,800         1,240,850
     Santa Fe Snyder(a)                                       54,825           623,634
     Clayton Williams Energy(a)                               36,700         1,172,106
                                                                       ---------------
                                                                             6,906,471
                                                                       ---------------
Other Natural Resources - 0.4%
     Cadiz(a)                                                 85,000           680,000
                                                                       ---------------
TOTAL (Cost $8,325,948)                                                     11,449,039
                                                                       ---------------
                                                                       ---------------
TECHNOLOGY - 19.0%
Aerospace/Defense - 2.2%
     Curtiss-Wright                                           27,500         1,022,656
     +Esterline Technologies(a)                               80,500         1,197,438
     Hawker Pacific Aerospace(a)                              91,700           412,650
     +Moog Cl. A(a)                                           47,000         1,239,625
                                                                       ---------------
                                                                             3,872,369
                                                                       ---------------
Components and Systems - 5.7%
     +Analogic                                                25,500         1,020,000
     Auspex Systems(a)                                        85,000           419,687
     Boca Research(a)                                         79,100           415,275
     Chyron(a)                                               190,000           546,250
     Ciprico(a)                                               36,800           340,400
     DRS TECHNOLOGIES(a)                                     125,000         1,453,125
     Del Global Technologies(a)                               68,000           660,875
     Dot Hill Systems(a)                                     117,700         1,294,700
     Evans & Sutherland Computer(a)                           85,000           541,875
     Exabyte(a)                                              108,500           488,250
     HMT Technology(a)                                       118,400           181,300
     Maxtor Corporation(a)                                    83,900           886,194
     Network Equipment Technologies(a)                        29,400           295,838
     PLANAR SYSTEMS(a)                                       117,000         1,513,687
     Sonic Solutions(a)                                       69,600           265,350
                                                                       ---------------
                                                                            10,322,806
                                                                       ---------------
Distribution - 1.8%
     Bell Industries(a)                                      144,600           379,575
     BELL MICROPRODUCTS(a)                                   100,200         1,841,175
     Richardson Electronics                                   35,000           562,187
     Ultrak(a)                                                47,900           389,187
                                                                       ---------------
                                                                             3,172,124
                                                                       ---------------
IT Services - 1.2%
     +Computer Task Group                                    160,200           811,013
     Computer Horizons(a)                                     53,000           712,187
     SCB Computer Technology(a)                              136,900            80,771
     Technology Solutions(a)                                  96,700           598,331
                                                                       ---------------
                                                                             2,202,302
                                                                       ---------------
Semiconductors and Equipment - 3.8%
     Cirrus Logic(a)                                          16,200           259,200
     ESS Technology(a)                                        46,500           674,250
     FSI International(a)                                     22,700           492,306
     Innovex(a)                                               39,900           389,025
     MEMC Electronic Materials(a)                             52,800           950,400
     Mentor Graphics(a)                                       40,900           812,888
     Robotic Vision Systems(a)                                47,000           846,000
     Sheldahl(a)                                             100,000           543,750
     Sigma Designs(a)                                        145,000           616,250
     Spectrian Corporation(a)                                 16,600           275,975
     White Electronic Designs(a)                              85,000         1,078,437
                                                                       ---------------
                                                                             6,938,481
                                                                       ---------------
SOFTWARE - 2.3%
     AlphaNet Solutions(a)                                    90,500           378,969
     Carreker(a)                                              77,500           697,500
     Epicor Software(a)                                      167,500           418,750
     General DataComm Industries(a)                            9,000            54,563
     MSC.Software(a)                                         134,000         1,247,875
     Phoenix Technologies(a)                                  27,300           445,331
     +Salient 3 Communications Cl. A(a)                       71,000           856,438
                                                                       ---------------
                                                                             4,099,426
                                                                       ---------------
TELECOMMUNICATION - 2.0%
     ALLEN TELECOM(a)                                         90,000         1,591,875
     Comtech Telecommunications(a)                            44,400           732,600
     Symmetricom(a)                                           51,500         1,300,375
                                                                       ---------------
                                                                             3,624,850
                                                                       ---------------
TOTAL (Cost $29,220,298)                                                    34,232,358
                                                                       ---------------
                                                                       ---------------
MISCELLANEOUS - 4.8%
TOTAL (Cost $9,137,104)                                                      8,613,126
                                                                       ---------------
                                                                       ---------------
TOTAL COMMON STOCKS
     (Cost $158,443,651)                                                   168,896,516
                                                                       ---------------
                                                                       ---------------
CORPORATE BOND - 0.1%
System Software Associates 7.00%
     Conv. Sub. Note due 9/15/02,
     principal amount $1,149,000
     (Cost $257,575)                                                            22,980
                                                                       ---------------
                                                                       ---------------
REPURCHASE AGREEMENT - 4.9%
State Street Bank & Trust Company,
     5.50% dated 6/30/00, due
     7/3/00, maturity value
     $9,004,125 (collateralized by
     U.S. Treasury Notes 4.875%
     due 3/31/01, valued at $9,180,000)
     (Cost $9,000,000)                                                       9,000,000
                                                                       ---------------
                                                                       ---------------
TOTAL INVESTMENTS - 98.8%
     (Cost $167,701,226)                                                   177,919,496
CASH AND OTHER ASSETS
     LESS LIABILITIES - 1.2%                                                 2,121,449
                                                                       ---------------
NET ASSETS - 100.0%                                                       $180,040,945
                                                                       ---------------
                                                                       ---------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


42 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

          ROYCE PREMIER FUND

COMMON STOCKS - 86.7%

                                                             SHARES           VALUE
CONSUMER PRODUCTS - 2.4%
Apparel and Shoes - 1.2%
     Wolverine World Wide                                    720,200   $     7,111,975
                                                                       ---------------
Sports and Recreation - 1.2%
     Oakley(a)                                               616,100         7,085,150
                                                                       ---------------
TOTAL (Cost $13,200,597)                                                    14,197,125
                                                                       ---------------
                                                                       ---------------
CONSUMER SERVICES - 4.1%
Retail Stores - 4.1%
     Charming Shoppes(a)                                   1,443,800         7,354,356
     Claire's Stores                                         293,000         5,640,250
     Consolidated Stores(a)                                  234,000         2,808,000
     +Ross Stores                                            460,900         7,864,106
                                                                       ---------------
TOTAL (Cost $21,315,038)                                                    23,666,712
                                                                       ---------------
                                                                       ---------------
FINANCIAL INTERMEDIARIES - 13.0%
Insurance - 13.0%
     Commerce Group                                          265,500         7,832,250
     Erie Indemnity Company Cl. A                            324,400        10,218,600
     Medical Assurance(a)                                    581,899         6,546,364
     RenaissanceRe Holdings                                  224,600         9,784,138
     Wesco Financial                                          47,000         9,635,000
     WHITE MOUNTAINS INSURANCE GROUP                         104,000        16,640,000
     ZENITH NATIONAL INSURANCE                               694,400        14,756,000
                                                                       ---------------
TOTAL (Cost $72,056,482)                                                    75,412,352
                                                                       ---------------
                                                                       ---------------
FINANCIAL SERVICES - 11.5%
Information and Processing - 1.9%
     FAIR, ISAAC AND CO.                                     250,300        11,013,200
                                                                       ---------------
Insurance Brokers - 8.0%
     +AON                                                    451,000        14,009,187
     Blanch (E.W.) Holdings                                  507,400        10,306,563
     GALLAGHER (ARTHUR J.) & COMPANY                         535,800        22,503,600
                                                                       ---------------
                                                                            46,819,350
                                                                       ---------------
Investment Management - 1.6%
     John Nuveen Company Cl. A                               216,800         9,092,050
                                                                       ---------------
TOTAL (Cost $45,994,335)                                                    66,924,600
                                                                       ---------------
                                                                       ---------------
HEALTH - 4.6%
Commercial Services - 2.1%
     +IMS HEALTH                                             596,000        10,728,000
     Quintiles Transnational(a)                               97,600         1,378,600
                                                                       ---------------
                                                                            12,106,600
                                                                       ---------------
Surgical Products and Devices - 2.5%
     HAEMONETICS(a)                                          687,500        14,437,500
                                                                       ---------------
TOTAL (Cost $22,624,965)                                                    26,544,100
                                                                       ---------------
                                                                       ---------------
INDUSTRIAL PRODUCTS - 13.4%
Building Systems and Components - 2.7%
     SIMPSON MANUFACTURING(a)                                331,300        15,840,281
                                                                       ---------------
Construction Materials - 2.8%
     FLORIDA ROCK INDUSTRIES                                 453,700        16,163,063
                                                                       ---------------
Machinery - 4.0%
     Lincoln Electric Holdings                               723,990        10,316,858
     NORDSON CORPORATION                                     255,800        12,949,875
                                                                       ---------------
                                                                            23,266,733
                                                                       ---------------
Pumps, Valves and Bearings - 1.4%
     Roper Industries                                        318,500         8,161,562
                                                                       ---------------
Textiles - 2.5%
     UNIFI(a)                                              1,171,700        14,499,788
                                                                       ---------------
TOTAL (Cost $71,787,018)                                                    77,931,427
                                                                       ---------------
                                                                       ---------------
INDUSTRIAL SERVICES - 8.8%
Commercial Services - 2.6%
     INTERIM SERVICES(a)                                     839,900        14,908,225
                                                                       ---------------
Engineering and Construction - 1.3%
     Morrison Knudsen(a)                                   1,106,800         8,024,300
                                                                       ---------------
Transportation and Logistics - 4.9%
     C. H. Robinson Worldwide                                103,300         5,113,350
     Circle International Group                              278,100         6,987,262
     Expeditors International of Washington                  121,600         5,776,000
     PITTSTON BRINK'S GROUP                                  776,594        10,629,630
                                                                       ---------------
                                                                            28,506,242
                                                                       ---------------
TOTAL (Cost $52,348,859)                                                    51,438,767
                                                                       ---------------
                                                                       ---------------
NATURAL RESOURCES - 7.0%
Gold - 1.9%
     ANGLOGOLD ADR(b)                                        547,300        11,253,856
                                                                       ---------------
Oil and Gas - 5.1%
     TOM BROWN(a)                                            593,910        13,697,049
     Devon Energy                                             90,200         5,068,113
     RENAISSANCE ENERGY(a)                                 1,105,300        10,716,929
                                                                       ---------------
                                                                            29,482,091
                                                                       ---------------
TOTAL (Cost $34,759,974)                                                    40,735,947
                                                                       ---------------
                                                                       ---------------
TECHNOLOGY - 21.9%
Aerospace/Defense - 3.8%
     CURTISS-WRIGHT                                          361,600        13,447,000
     Woodward Governor                                       309,556         8,764,304
                                                                       ---------------
                                                                            22,211,304
                                                                       ---------------
Components and Systems - 3.1%
     Dionex(a)                                               276,700         7,401,725
     NATIONAL COMPUTER SYSTEMS                               218,000        10,736,500
                                                                       ---------------
                                                                            18,138,225
                                                                       ---------------
Distribution - 4.6%
     Arrow Electronics(a)                                    285,200         8,841,200
     AVNET                                                   303,881        18,004,949
                                                                       ---------------
                                                                            26,846,149
                                                                       ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 43

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          ROYCE PREMIER FUND (CONTINUED)

                                                             SHARES           VALUE
TECHNOLOGY (CONTINUED)
IT Services - 5.4%
     American Management Systems(a)                          302,100   $     9,917,377
     +Gartner Group Cl. A(a)                                 638,800         7,665,600
     Keane(a)                                                195,400         4,225,525
     +MarchFirst(a)                                          536,000         9,782,000
                                                                       ---------------
                                                                            31,590,502
                                                                       ---------------
Semiconductors and Equipment - 1.1%
     Dallas Semiconductor                                    147,600         6,014,700
                                                                       ---------------
Software - 2.6%
     NATIONAL INSTRUMENTS(a)                                 339,950        14,830,319
                                                                       ---------------
Telecommunication - 1.3%
     Plantronics(a)                                           66,000         7,623,000
                                                                       ---------------
TOTAL (Cost $86,800,777)                                                   127,254,199
                                                                       ---------------
                                                                       ---------------
TOTAL COMMON STOCKS
     (Cost $420,888,045)                                                   504,105,229
                                                                       ---------------
                                                                       ---------------
REPURCHASE AGREEMENT - 10.8%
State Street Bank & Trust Company
     5.50% dated 6/30/00, due
     7/3/00, maturity value
     $63,028,875 (collateralized
     by U.S. Treasury Bonds,
     13.875% due 5/15/11, valued
     at $64,260,625)
     (Cost $63,000,000)                                                     63,000,000
                                                                       ---------------
                                                                       ---------------
TOTAL INVESTMENTS - 97.5%
     (Cost $483,888,045)                                                   567,105,229
CASH AND OTHER ASSETS
     LESS LIABILITIES - 2.5%                                                14,380,559
                                                                       ---------------
NET ASSETS - 100.0%                                                    $   581,485,788
                                                                       ---------------
                                                                       ---------------

                         ROYCE TRUST & GIFTSHARES FUND

COMMON STOCKS - 98.9%
CONSUMER PRODUCTS - 5.8%
Food/Beverage/Tobacco - 1.5%
     800 JR Cigar(a)                                          33,500   $       330,813
                                                                       ---------------
Publishing - 1.8%
     Marvel Enterprises(a)                                    65,000           406,250
                                                                       ---------------
Sports and Recreation - 1.6%
     Oakley(a)                                                31,500           362,250
                                                                       ---------------
Other Consumer Products - 0.9%
     Lazare Kaplan International(a)                           22,800           185,250
                                                                       ---------------
TOTAL (Cost $1,043,307)                                                      1,284,563
                                                                       ---------------
                                                                       ---------------
CONSUMER SERVICES - 5.6%
Restaurants/Lodgings - 1.7%
     Buffets(a)                                               30,000           380,625
                                                                       ---------------
Retail Stores - 3.9%
     +Consolidated Stores(a)                                  32,000           384,000
     URBAN OUTFITTERS(a)                                      53,000           467,062
                                                                       ---------------
                                                                               851,062
                                                                       ---------------
TOTAL (Cost $1,271,668)                                                      1,231,687
                                                                       ---------------
                                                                       ---------------
FINANCIAL INTERMEDIARIES - 14.3%
Insurance - 14.3%
     +ARGONAUT GROUP                                          27,200           465,800
     +Berkley (W.R.)                                          18,900           354,375
     +Horace Mann Educators                                   25,000           375,000
     LASALLE RE HOLDINGS(a)                                   56,200           797,338
     MEDICAL ASSURANCE(a)                                     59,548           669,915
     +Reliance Group Holdings(a)                             100,000            75,000
     Zenith National Insurance                                20,000           425,000
                                                                       ---------------
TOTAL (Cost $3,670,447)                                                      3,162,428
                                                                       ---------------
                                                                       ---------------
FINANCIAL SERVICES - 6.6%
Insurance Brokers - 6.6%
     +AON                                                     20,000           621,250
     Blanch (E.W.) Holdings                                   20,700           420,469
     Gallagher (Arthur J.) & Company                          10,000           420,000
                                                                       ---------------
TOTAL (Cost $1,140,616)                                                      1,461,719
                                                                       ---------------
                                                                       ---------------
HEALTH - 6.9%
Commercial Services - 4.9%
     +IMS Health                                              25,000           450,000
     SCHEIN (HENRY)(a)                                        37,000           638,250
                                                                       ---------------
                                                                             1,088,250
                                                                       ---------------
Surgical Products and Devices - 2.0%
     ARROW INTERNATIONAL                                      13,500           452,250
                                                                       ---------------
TOTAL (Cost $1,251,379)                                                      1,540,500
                                                                       ---------------
                                                                       ---------------
INDUSTRIAL PRODUCTS - 2.8%
Machinery - 1.8%
     Lincoln Electric Holdings                                28,900           411,825
                                                                       ---------------
Other Industrial Products - 1.0%
     BHA Group Holdings                                       21,843           212,969
                                                                       ---------------
TOTAL (Cost $881,323)                                                          624,794
                                                                       ---------------
                                                                       ---------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


44 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

                                                             SHARES           VALUE
INDUSTRIAL SERVICES - 20.6%
Commercial Services - 10.7%
     INTERIM SERVICES(a)                                      51,500   $       914,125
     NEW HORIZONS WORLDWIDE(a)                                26,000           604,094
     RCM Technologies(a)                                      28,000           206,500
     +RemedyTemp Cl. A(a)                                     34,000           416,500
     +Wackenhut Corrections(a)                                30,500           228,750
                                                                       ---------------
                                                                             2,369,969
                                                                       ---------------
Engineering and Construction - 1.2%
     Morrison Knudsen(a)                                      37,600           272,600
                                                                       ---------------
Industrial Distribution - 3.2%
     RITCHIE BROS. AUCTIONEERS(a)                             29,000           694,187
                                                                       ---------------
Transportation and Logistics - 5.5%
     AIRNET SYSTEMS(a)                                       111,000           506,437
     +Fritz Companies(a)                                      25,000           257,812
     PITTSTON BRINK'S GROUP                                   33,270           455,383
                                                                       ---------------
                                                                             1,219,632
                                                                       ---------------
TOTAL (Cost $4,752,243)                                                      4,556,388
                                                                       ---------------
                                                                       ---------------
NATURAL RESOURCES - 16.4%
Energy Services - 7.8%
     CARBO CERAMICS                                           18,000           632,250
     Global Industries(a)                                     18,000           339,750
     INPUT/OUTPUT(a)                                          90,000           759,375
                                                                       ---------------
                                                                             1,731,375
                                                                       ---------------
Gold - 1.6%
     Homestake Mining                                         50,000           343,750
                                                                       ---------------
Oil and Gas - 7.0%
     DENBURY RESOURCES(a)                                    106,400           551,950
     PURE RESOURCES(a)                                        56,145         1,003,592
                                                                       ---------------
                                                                             1,555,542
                                                                       ---------------
TOTAL (Cost $2,370,742)                                                      3,630,667
                                                                       ---------------
                                                                       ---------------
TECHNOLOGY - 19.9%
Components and Systems - 0.3%
     Kronos(a)                                                 3,000            78,000
                                                                       ---------------
Distribution - 7.2%
     Arrow Electronics(a)                                     10,000           310,000
     Avnet                                                     6,000           355,500
     RICHARDSON ELECTRONICS                                   57,300           920,381
                                                                       ---------------
                                                                             1,585,881
                                                                       ---------------
IT Services - 6.6%
     +American Management Systems(a)                           5,000           164,141
     +Complete Business Solutions(a)                           5,000            87,812
     +IMRGLOBAL CORPORATION(a)                                40,400           527,725
     +MARCHFIRST(a)                                           37,500           684,375
                                                                       ---------------
                                                                             1,464,053
                                                                       ---------------
Internet Services - 2.2%
     +internet.com(a)                                         25,000           492,188
                                                                       ---------------
Semiconductors and Equipment - 1.2%
     PC D(a)                                                  35,000           271,797
                                                                       ---------------
Software - 2.4%
     +Integral Systems(a)                                     20,000           335,000
     National Instruments(a)                                   4,400           191,950
                                                                       ---------------
                                                                               526,950
                                                                       ---------------
TOTAL (Cost $3,289,021)                                                      4,418,869
                                                                       ---------------
                                                                       ---------------
TOTAL COMMON STOCKS
     (Cost $19,670,746)                                                     21,911,615
                                                                       ---------------
                                                                       ---------------
TOTAL INVESTMENTS - 98.9%
     (Cost $19,670,746)                                                     21,911,615
CASH AND OTHER ASSETS
     LESS LIABILITIES - 1.1%                                                   235,078
                                                                       ---------------
NET ASSETS - 100.0%                                                    $    22,146,693
                                                                       ---------------
                                                                       ---------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 45

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------------

          ROYCE SELECT FUND

COMMON STOCKS - 100.1%

                                                             SHARES           VALUE
CONSUMER PRODUCTS - 6.1%
Apparel and Shoes - 1.6%
     +Wolverine World Wide                                    19,000   $       187,625
                                                                       ---------------
Food/Beverage/Tobacco - 2.0%
     800 JR Cigar(a)                                          22,600           223,175
                                                                       ---------------
Sports and Recreation - 1.4%
     +Oakley(a)                                               14,300           164,450
                                                                       ---------------
Other Consumer Products - 1.1%
     Lazare Kaplan International(a)                           16,100           130,813
                                                                       ---------------
TOTAL (Cost $603,282)                                                          706,063
                                                                       ---------------
                                                                       ---------------
CONSUMER SERVICES - 11.5%
Restaurants/Lodgings - 3.0%
     BUFFETS(a)                                               26,600           337,487
                                                                       ---------------
Retail Stores - 8.5%
     Charming Shoppes(a)                                      20,000           101,875
     Claire's Stores                                          10,500           202,125
     +CONSOLIDATED STORES(a)                                  22,000           264,000
     +Ross Stores                                              6,000           102,375
     +URBAN OUTFITTERS(a)                                     35,000           308,438
                                                                       ---------------
                                                                               978,813
                                                                       ---------------
TOTAL (Cost $1,242,654)                                                      1,316,300
                                                                       ---------------
                                                                       ---------------
FINANCIAL INTERMEDIARIES - 18.1%
Insurance - 18.1%
     +Argonaut Group                                          12,500           214,062
     Erie Indemnity Company Cl. A                              3,800           119,700
     +Fidelity National Financial                              9,000           164,813
     LASALLE RE HOLDINGS(a)                                   26,900           381,644
     MEDICAL ASSURANCE(a)                                     31,487           354,229
     PMA CAPITAL CL. A                                        25,600           486,400
     +Reliance Group Holdings(a)                              50,000            37,500
     ZENITH NATIONAL INSURANCE                                15,000           318,750
                                                                       ---------------
TOTAL (Cost $2,270,961)                                                      2,077,098
                                                                       ---------------
                                                                       ---------------
FINANCIAL SERVICES - 4.6%
Insurance Brokers - 4.6%
     +Aon                                                      5,000           155,312
     Blanch (E.W.) Holdings                                   10,100           205,156
     +Gallagher (Arthur J.) & Company                          4,000           168,000
                                                                       ---------------
TOTAL (Cost $427,082)                                                          528,468
                                                                       ---------------
                                                                       ---------------
HEALTH - 3.4%
Commercial Services - 3.4%
     SCHEIN (HENRY)(a)                                        22,500           388,125
                                                                       ---------------
TOTAL (Cost $248,750)                                                          388,125
                                                                       ---------------
                                                                       ---------------
INDUSTRIAL PRODUCTS - 6.8%
Construction Materials - 1.7%
     Florida Rock Industries                                   5,500           195,937
                                                                       ---------------
Machinery - 3.6%
     Lincoln Electric Holdings                                15,700           223,725
     +Micro General(a)                                        12,600           182,700
                                                                       ---------------
                                                                               406,425
                                                                       ---------------
Other Industrial Products - 1.5%
     BHA Group Holdings                                       17,800           173,550
                                                                       ---------------
TOTAL (Cost $846,657)                                                          775,912
                                                                       ---------------
                                                                       ---------------
INDUSTRIAL SERVICES - 18.5%
Commercial Services - 7.0%
     INTERIM SERVICES(a)                                      23,800           422,450
     +RemedyTemp Cl. A(a)                                     18,500           226,625
     +Wackenhut Corrections(a)                                21,100           158,250
                                                                       ---------------
                                                                               807,325
                                                                       ---------------
Engineering and Construction - 2.0%
     Morrison Knudsen(a)                                      32,600           236,350
                                                                       ---------------
Industrial Distribution - 2.1%
     +RITCHIE BROS. AUCTIONEERS(a)                            10,000           239,375
                                                                       ---------------
Transportation and Logistics - 7.4%
     AIRNET SYSTEMS(a)                                        52,900           241,356
     Aramex International(a)                                  20,800           208,000
     +Fritz Companies(a)                                      10,000           103,125
     PITTSTON BRINK'S GROUP                                   21,613           295,828
                                                                       ---------------
                                                                               848,309
                                                                       ---------------
TOTAL (Cost $2,242,785)                                                      2,131,359
                                                                       ---------------
                                                                       ---------------
NATURAL RESOURCES - 13.8%
Energy Services - 6.6%
     CARBO CERAMICS                                            9,200           323,150
     Input/Output(a)                                          22,500           189,844
     WILLBROS GROUP(a)                                        34,500           237,188
                                                                       ---------------
                                                                               750,182
                                                                       ---------------
Oil and Gas - 7.2%
     DENBURY RESOURCES(a)                                     66,000           342,375
     PURE RESOURCES(a)                                        27,268           487,415
                                                                       ---------------
                                                                               829,790
                                                                       ---------------
TOTAL (Cost $1,022,188)                                                      1,579,972
                                                                       ---------------
                                                                       ---------------
TECHNOLOGY - 17.3%
Aerospace/Defense - 2.2%
     CURTISS-WRIGHT                                            6,800           252,875
                                                                       ---------------
Distribution - 4.8%
     Arrow Electronics(a)                                      3,000            93,000
     RICHARDSON ELECTRONICS                                   28,500           457,781
                                                                       ---------------
                                                                               550,781
                                                                       ---------------
IT Services - 5.9%
     +American Management Systems(a)                           5,000           164,141
     +IMRglobal Corporation(a)                                11,900           155,444
     +MARCHFIRST(a)                                           19,500           355,875
                                                                       ---------------
                                                                               675,460
                                                                       ---------------
Internet Services - 3.0%
     +internet.com(a)                                         17,500           344,531
                                                                       ---------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


46 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                             JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------

                                                             SHARES           VALUE
TECHNOLOGY (CONTINUED)
Software - 1.4%
     +Integral Systems(a)                                     10,000   $       167,500
                                                                       ---------------
TOTAL (Cost $1,567,443)                                                      1,991,147
                                                                       ---------------
                                                                       ---------------
TOTAL COMMON STOCKS
     (Cost $10,471,802)                                                     11,494,444
                                                                       ---------------
                                                                       ---------------
TOTAL INVESTMENTS - 100.1%
     (Cost $10,471,802)                                                     11,494,444
LIABILITIES LESS CASH
     AND OTHER ASSETS - (0.1%)                                                  (2,252)
                                                                       ---------------
NET ASSETS - 100.0%                                                    $    11,492,192
                                                                       ---------------
                                                                       ---------------

--------------------------------------------------------------------------------
(a)  NON-INCOME PRODUCING.

(b)  AMERICAN DEPOSITORY RECEIPT.

(c) AT JUNE 30, 2000, THE FUND OWNED 5% OR MORE OF THE COMPANY'S OUTSTANDING VOTING SECURITIES THEREBY MAKING THE COMPANY AN AFFILIATED COMPANY AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940.

(d) A PORTION OF THESE SECURITIES WERE ON LOAN AT JUNE 30, 2000. TOTAL MARKET VALUE OF ALL SECURITIES ON LOAN AT JUNE 30, 2000 WAS $5,074,644 FOR WHICH THE FUND HAD RECEIVED $5,478,300 AS COLLATERAL.

+    NEW ADDITIONS IN 2000.

     BOLD INDICATES A FUND'S LARGEST 20 EQUITY HOLDINGS IN TERMS OF JUNE 30, 2000 MARKET VALUE.
--------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 47

STATEMENTS OF ASSETS AND LIABILITIES                                                  JUNE 30, 2000  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
                                                  PENNSYLVANIA       ROYCE           ROYCE             ROYCE
                                                     MUTUAL        MICRO-CAP      TOTAL RETURN       LOW-PRICED
                                                      FUND            FUND            FUND           STOCK FUND
----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value*                             $447,733,558    $118,327,409     $221,236,747      $46,746,848
Repurchase agreements (at cost and value)           24,000,000       8,000,000        1,000,000        2,000,000
Cash                                                 1,146,226         239,589          453,270          592,972
Collateral from brokers on securities loaned         5,478,300            --               --               --
Receivable for investments sold                      6,435,374       1,308,696          552,715          274,718
Receivable for capital shares sold                   4,413,898         404,420          267,460          460,530
Receivable for dividends and interest                  533,282          37,507          706,276           41,773
Prepaid expenses and other assets                       23,422           5,750           11,047            1,267
----------------------------------------------------------------------------------------------------------------
    Total Assets                                   489,764,060     128,323,371      224,227,515       50,118,108
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for collateral on securities loaned          5,478,300            --               --               --
Payable for investments purchased                    3,775,732       1,315,928        1,117,565          630,624
Payable for capital shares redeemed                    177,891          38,529          103,374           61,515
Payable for investment advisory fees                   306,614         125,846          189,639           41,594
Accrued expenses                                       210,458          59,904          110,902           22,365
----------------------------------------------------------------------------------------------------------------
    Total Liabilities                                9,948,995       1,540,207        1,521,480          756,098
----------------------------------------------------------------------------------------------------------------
    Net Assets                                    $479,815,065    $126,783,164     $222,706,035      $49,362,010
================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)        $    680,613    $   (119,933)    $    352,982      $    11,080
Accumulated net realized gain on investments       114,619,240      26,160,370       18,630,523        6,022,787
Net unrealized appreciation (depreciation)
    on investments                                 104,946,532      10,060,279      (18,766,055)       3,407,763
Capital shares                                          61,919          11,896           30,489            5,309
Additional paid-in capital                         259,506,761      90,670,552      222,458,096       39,915,071
----------------------------------------------------------------------------------------------------------------
    Net Assets                                    $479,815,065    $126,783,164     $222,706,035      $49,362,010
----------------------------------------------------------------------------------------------------------------
      Investment Class                            $355,438,448    $125,315,288     $222,706,035      $49,362,010
      Consultant/Institutional
        Service Class**                           $124,376,617    $  1,467,876
================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
      Investment Class                              45,829,905      11,756,780       30,488,576        5,308,904
      Consultant/Institutional Service Class**      16,088,970         139,276
================================================================================================================
NET ASSET VALUES:
(Net Assets / Shares Outstanding)
      Investment Class (1)                        $       7.76    $      10.66     $       7.30      $      9.30
      Consultant (2)/Institutional
        Service Class (1)**                       $       7.73    $      10.54
================================================================================================================
* Investments at identified cost                  $342,787,026    $108,267,130     $240,002,802      $43,339,085
----------------------------------------------------------------------------------------------------------------


                                                     ROYCE            ROYCE       ROYCE TRUST &        ROYCE
                                                  OPPORTUNITY        PREMIER       GIFTSHARES          SELECT
                                                      FUND             FUND           FUND              FUND
----------------------------------------------------------------------------------------------------------------
ASSETS:
Investments at value*                             $168,919,496     $504,105,229     $21,911,615      $11,494,444
Repurchase agreements (at cost and value)            9,000,000       63,000,000            --               --
Cash                                                 1,031,972          300,894         137,999           80,708
Collateral from brokers on securities loaned              --               --              --
Receivable for investments sold                      1,739,375       19,118,958         119,786             --
Receivable for capital shares sold                   1,668,111          892,927             407           50,041
Receivable for dividends and interest                  120,918          378,225           9,703            6,862
Prepaid expenses and other assets                       11,019           25,934           2,551             --
----------------------------------------------------------------------------------------------------------------
    Total Assets                                   182,490,891      587,822,167      22,182,061       11,632,055
----------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for collateral on securities loaned               --               --              --               --

Payable for investments purchased                    2,235,524        5,409,730            --             99,000
Payable for capital shares redeemed                     21,141          236,934            --               --
Payable for investment advisory fees                   138,678          486,123          15,375           40,863
Accrued expenses                                        54,603          203,592          19,993             --
----------------------------------------------------------------------------------------------------------------
    Total Liabilities                                2,449,946        6,336,379          35,368          139,863
----------------------------------------------------------------------------------------------------------------
    Net Assets                                    $180,040,945     $581,485,788     $22,146,693      $11,492,192
================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income (loss)        $    (19,984)    $    871,526     $   (81,351)     $  (139,827)
Accumulated net realized gain on investments        17,419,477       69,502,649       3,833,763        1,625,975
Net unrealized appreciation (depreciation)
    on investments                                  10,218,270       83,217,184       2,240,869        1,022,642
Capital shares                                          21,147           58,279           2,047               75
Additional paid-in capital                         152,402,035      427,836,150      16,151,365        8,983,327
----------------------------------------------------------------------------------------------------------------
    Net Assets                                    $180,040,945     $581,485,788     $22,146,693      $11,492,192
----------------------------------------------------------------------------------------------------------------
      Investment Class                            $179,936,151     $581,485,788     $17,916,607      $11,492,192
      Consultant/Institutional
        Service Class**                           $    104,794                      $ 4,230,086
================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
      Investment Class                              21,134,287       58,279,419       1,648,456           75,475
      Consultant/Institutional Service Class**          12,315                          398,806
================================================================================================================
NET ASSET VALUES:
(Net Assets / Shares Outstanding)
      Investment Class (1)                        $       8.51     $       9.98     $     10.87      $    152.27

      CONSULTANT (2)/INSTITUTIONAL
        SERVICE CLASS (1)**                       $       8.51                      $     10.61
================================================================================================================
* Investments at identified cost                  $158,701,226     $420,888,045     $19,670,746      $10,471,802
----------------------------------------------------------------------------------------------------------------

(1) Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase, N/A for Royce Trust & GiftShares Fund).

(2) Offering and redemption price per share; redemption price per share is equal to NAV, less applicable deferred sales charge.

** Consultant Class of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds; Institutional Service Class of Royce Opportunity Fund.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

48 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                          PENNSYLVANIA MUTUAL FUND          ROYCE MICRO--CAP FUND
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                        JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000      DECEMBER 31,
                                                         (UNAUDITED)          1999         (UNAUDITED)          1999
                                                      -------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                            $     680,613    $   1,730,855    $    (119,933)   $    (918,186)
Net realized gain on investments                           77,716,484       74,551,017       20,699,903       13,613,347
Net change in unrealized appreciation (depreciation)
  on investments                                          (49,024,290)     (49,966,971)      (6,986,884)      (1,349,281)

Net increase in net assets from investment operations      29,372,807       26,314,901       13,593,086       11,345,880

DISTRIBUTIONS:
Net investment income
  Investment Class                                               --         (2,134,230)            --               --
  Consultant Class                                               --                 --             --               --
Net realized gain on investments
  Investment Class                                               --        (24,038,046)            --         (2,442,694)
  Consultant Class                                               --         (7,297,352)            --            (14,421)

Total distributions                                              --        (33,469,628)            --         (2,457,115)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
  Investment Class                                         23,599,045      110,144,607       26,194,932       40,224,271
  Consultant Class                                          2,269,107        8,441,698          183,179          876,925
Distributions reinvested
  Investment Class                                               --         24,614,377             --          2,385,304
  Consultant Class                                               --          6,960,350             --             13,976
Value of shares redeemed
  Investment Class                                        (61,212,354)    (224,864,326)     (26,138,817)    (104,983,480)
  Consultant Class                                        (14,529,212)     (24,725,094)         (18,614)        (607,065)

Net increase (decrease) in net assets from
  capital share transactions                              (49,873,414)     (99,428,388)         220,680      (62,090,069)
NET INCREASE (DECREASE) IN NET ASSETS                     (20,500,607)    (106,583,115)      13,813,766      (53,201,304)
NET ASSETS:
  Beginning of period                                     500,315,672      606,898,787      112,969,398      166,170,702

  End of period                                         $ 479,815,065    $ 500,315,672    $ 126,783,164    $ 112,969,398

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  AT END OF PERIOD                                      $     680,613    $          --    $    (119,933)   $          --

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
  Investment Class                                          3,174,633       15,393,095        2,554,585        4,833,895
  Consultant Class                                            313,638        1,161,060           18,066          106,795
Shares issued for reinvestment of distributions
  Investment Class                                               --          3,506,321             --            266,252
  Consultant Class                                               --            991,503             --              1,568
Shares redeemed
  Investment Class                                         (8,311,228)     (31,484,752)      (2,562,420)     (12,677,352)
  Consultant Class                                         (1,972,830)      (3,475,881)          (1,900)         (73,655)

Net increase (decrease) in shares outstanding
  Investment Class                                         (5,136,595)     (12,585,336)          (7,835)      (7,577,205)
  Consultant Class                                         (1,659,192)      (1,323,318)          16,166           34,708


                                                           ROYCE TOTAL RETURN FUND         ROYCE LOW-PRICED STOCK FUND
                                                     --------------------------------------------------------------------
                                                     SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                     JUNE 30, 2000       DECEMBER 31,      JUNE 30, 2000    DECEMBER 31,
                                                       (UNAUDITED)           1999           (UNAUDITED)         1999
                                                     --------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                            $   2,488,665    $   5,841,476    $      11,080    $     (96,152)
Net realized gain on investments                           10,654,610        9,427,902        4,271,883        3,043,498
Net change in unrealized appreciation (depreciation
  on investments                                           (6,578,043)     (13,140,078)         439,877        2,355,583

Net increase in net assets from investment operations       6,565,232        2,129,300        4,722,840        5,302,929

DISTRIBUTIONS:
Net investment income
  Investment Class                                         (2,476,795)     (5,500,364)             --               --
  Consultant Class                                                                                 --               --
Net realized gain on investments
  Investment Class                                               --        (11,884,623)            --         (2,139,524)
  Consultant Class                                               --               --               --               --

Total distributions                                        (2,476,795)     (17,384,987)            --         (2,139,524)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
  Investment Class                                         42,547,431      174,904,937       24,404,854        9,773,106
  Consultant Class
Distributions reinvested
  Investment Class                                          2,276,445       16,150,461             --          2,116,496
  Consultant Class
Value of shares redeemed
  Investment Class                                        (74,654,245)    (172,341,101)      (4,295,972)     (11,696,326)
  Consultant Class

Net increase (decrease) in net assets from
  capital share transactions                              (29,830,369)      18,714,297       20,108,882          193,276
NET INCREASE (DECREASE) IN NET ASSETS                     (25,741,932)       3,458,610       24,831,722        3,356,681
NET ASSETS:
  Beginning of period                                     248,447,967      244,989,357       24,530,288       21,173,607

  End of period                                         $ 222,706,035    $ 248,447,967    $  49,362,010    $  24,530,288

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  AT END OF PERIOD                                      $     352,982    $     341,112    $      11,080    $          --

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
  Investment Class                                          6,029,606       23,846,182        2,810,544        1,284,856
  Consultant Class
Shares issued for reinvestment of distributions
  Investment Class                                            322,764        2,304,373             --            282,226
  Consultant Class
Shares redeemed
  Investment Class                                        (10,628,131)     (23,809,533)        (508,592)      (1,606,069)
  Consultant Class

Net increase (decrease) in shares outstanding
  Investment Class                                         (4,275,761)       2,341,022        2,301,952          (38,987)
  Consultant Class

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 49

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                           ROYCE OPPORTUNITY FUND               ROYCE PREMIER FUND
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                        JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000      DECEMBER 31,
                                                         (UNAUDITED)          1999         (UNAUDITED)          1999
                                                      -------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                            $     (19,984)   $     (28,090)   $     561,333    $     623,449
Net realized gain on investments                           13,378,708        8,130,158       59,309,913       35,201,455
Net change in unrealized appreciation on investments        3,606,601        4,869,512      (36,479,050)      23,616,241

Net increase in net assets from investment operations      16,965,325       12,971,580       23,392,196       59,441,145

DISTRIBUTIONS:
Net investment income
  Investment Class                                               --               --               --           (559,042)
  Consultant/Institutional Service Class*                        --
Net realized gain on investments
  Investment Class                                               --         (5,264,466)            --        (32,917,955)
  Consultant/Institutional Service Class*

Total distributions                                              --         (5,264,466)            --        (33,476,997)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
  Investment Class                                        115,357,474       34,020,800       70,087,752      209,759,206
  Consultant/Institutional Service Class*                     100,000
Distributions reinvested
  Investment Class                                               --          5,105,827             --         32,606,628
  Consultant/Institutional Service Class*                        --
Value of shares redeemed
  Investment Class                                        (12,780,521)     (20,712,759)     (79,827,743)    (269,484,982)
  Consultant/Institutional Service Class*                        --

Net increase (decrease) in net assets from
  capital share transactions                              102,676,953       18,413,868       (9,739,991)     (27,119,148)
NET INCREASE (DECREASE) IN NET ASSETS                     119,642,278       26,120,982       13,652,205       (1,155,000)
NET ASSETS:
  Beginning of period                                      60,398,667       34,277,685      567,833,583      568,988,583

  End of period                                         $ 180,040,945    $  60,398,667    $ 581,485,788    $ 567,833,583

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  AT END OF PERIOD                                      $     (19,984)   $          --    $     871,526    $     310,193

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
  Investment Class                                         18,783,643        5,125,146        7,212,152       23,316,380
  Consultant/Institutional Service Class*                      12,315
Shares issued for reinvestment of distributions
  Investment Class                                               --            745,409             --          3,643,201
  Consultant/Institutional Service Class*
Shares redeemed
  Investment Class                                         (6,048,438)      (3,162,986)      (8,329,788)     (29,796,842)
  Consultant/Institutional Service Class*                        --

Net increase (decrease) in shares outstanding
  Investment Class                                         12,735,205        2,707,569       (1,117,636)      (2,837,261)
  Consultant/Institutional Service Class*                      12,315


                                                       ROYCE TRUST & GIFTSHARES FUND            ROYCE SELECT FUND
                                                      -------------------------------------------------------------------
                                                      SIX MONTHS ENDED     YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                        JUNE 30, 2000     DECEMBER 31,    JUNE 30, 2000      DECEMBER 31,
                                                         (UNAUDITED)          1999         (UNAUDITED)          1999
                                                      -------------------------------------------------------------------
INVESTMENT OPERATIONS:
Net investment income (loss)                            $     (81,351)   $     (95,958)   $    (139,827)   $    (198,784)
Net realized gain on investments                            2,261,770        3,337,654        1,479,253          626,805
Net change in unrealized appreciation on investments         (694,007)       1,906,238         (523,278)       1,494,250

Net increase in net assets from investment operations       1,486,412        5,147,934          816,148        1,922,271

DISTRIBUTIONS:
Net investment income
  Investment Class                                               --               --               --               --
  Consultant/Institutional Service Class*                        --               --

Net realized gain on investments
  Investment Class                                               --         (1,839,807)            --           (308,001)
  Consultant/Institutional Service Class*                        --           (381,924)

Total distributions                                              --         (2,221,731)            --           (308,001)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
  Investment Class                                          1,283,991        2,803,572          880,236        6,959,269
  Consultant/Institutional Service Class*                     536,705        1,382,324
Distributions reinvested
  Investment Class                                               --          1,839,613             --            215,515
  Consultant/Institutional Service Class*                        --            379,837

Value of shares redeemed
  Investment Class                                            (67,050)         (43,597)         (61,889)         (21,330)
  Consultant/Institutional Service Class*                     (36,338)         (39,171)

Net increase (decrease) in net assets from
  capital share transactions                                1,717,308        6,322,578          818,347        7,153,454
NET INCREASE (DECREASE) IN NET ASSETS                       3,203,720        9,248,781        1,634,495        8,767,724
NET ASSETS:
  Beginning of period                                      18,942,973        9,694,192        9,857,697        1,089,973

  End of period                                         $  22,146,693    $  18,942,973    $  11,492,192    $   9,857,697

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
  AT END OF PERIOD                                      $     (81,351)   $          --    $    (139,827)   $          --

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold
  Investment Class                                            123,318          316,220            6,013           58,314
  Consultant/Institutional Service Class*
Shares issued for reinvestment of distributions                52,286          156,335
  Investment Class                                               --            198,448             --              1,625
  Consultant/Institutional Service Class*                        --             41,741
Shares redeemed
  Investment Class                                             (6,245)          (4,453)            (431)            (158)
  Consultant/Institutional Service Class*                      (3,457)          (4,840)

Net increase (decrease) in shares outstanding
  Investment Class                                            117,073          510,215            5,582           59,781
  Consultant/Institutional Service Class*

* Consultant Class of Royce Trust & GiftShares Fund; Institutional Service Class of Royce Opportunity Fund.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


50 | The Royce Funds Semi-Annual Report 2000

STATEMENTS OF OPERATIONS                                                           SIX MONTHS ENDED JUNE 30, 2000 (unaudited)
-----------------------------------------------------------------------------------------------------------------------------
                                                       PENNSYLVANIA           ROYCE             ROYCE             ROYCE
                                                          MUTUAL            MICRO-CAP        TOTAL RETURN       LOW-PRICED
                                                           FUND               FUND               FUND           STOCK FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
   Dividends                                         $     3,273,914    $       485,846    $     3,478,817    $       171,688
   Interest                                                  340,908            291,989            401,840             99,803
-----------------------------------------------------------------------------------------------------------------------------
Total income                                               3,614,822            777,835          3,880,657            271,491
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees                                1,862,457            897,333          1,113,594            262,158
   Distribution fees - Investment Class                         --                 --                 --               43,693
   Distribution fees - Consultant/Institutional
     Service Class*                                          619,356              6,417               --                 --
   Shareholder servicing - Investment Class                  134,862             52,011            116,576             17,078
   Shareholder servicing - Consultant/
     Institutional Service Class*                             33,942              3,982               --                 --
   Shareholder reports - Investment Class                    108,237             40,769             65,873             10,037
   Shareholder reports - Consultant/
     Institutional Service Class*                             35,716              1,036               --                 --
   Administrative and office facilities                      110,775             26,688             52,630              5,867
   Custodian                                                  62,704             45,054             39,116             19,357
   Trustees' fees                                             35,252              8,942             16,726              2,545
   Audit                                                      23,600             10,700             12,600              7,030
   Registration - Investment Class                             9,495              9,898             11,047              6,706
   Registration - Consultant Class                             5,262              2,671               --                 --
   Legal                                                      13,421              3,252              6,412                745
   Other expenses                                             33,982              8,933             14,850              2,435
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                             3,089,061          1,117,686          1,449,424            377,651
Fees waived by investment adviser
   and distributor                                          (154,852)          (213,387)           (57,432)          (117,240)
Expenses reimbursed by investment
   adviser - Consultant/Institutional
   Service Class*                                               --               (6,531)              --                 --
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                               2,934,209            897,768          1,391,992            260,411
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 680,613           (119,933)         2,488,665             11,080
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments                          77,716,484         20,699,903         10,654,610          4,271,883
Net change in unrealized appreciation
   (depreciation) on investments                         (49,024,290)        (6,986,884)        (6,578,043)           439,877
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   on investments                                         28,692,194         13,713,019          4,076,567          4,711,760
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   INVESTMENT OPERATIONS                             $    29,372,807    $    13,593,086    $     6,565,232    $     4,722,840
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                          ROYCE              ROYCE        ROYCE TRUST &            ROYCE
                                                       OPPORTUNITY          PREMIER         GIFTSHARES             SELECT
                                                          FUND                FUND             FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
   Dividends                                         $       586,837    $     2,910,846    $        74,133    $        40,838
   Interest                                                  228,692          1,072,202             18,948                240
-----------------------------------------------------------------------------------------------------------------------------
Total income                                                 815,529          3,983,048             93,081             41,078
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees                                  649,974          2,802,247            104,084            180,905
   Distribution fees - Investment Class                         --                 --               21,184               --
   Distribution fees - Consultant/Institutional
     Service Class*                                               27               --               19,346               --
   Shareholder servicing - Investment Class                   35,887            190,617              7,500               --
   Shareholder servicing - Consultant/
     Institutional Service Class*                                650               --                3,960               --
   Shareholder reports - Investment Class                     17,189            128,918              8,906               --
   Shareholder reports - Consultant/
     Institutional Service Class*                                120               --                2,701               --
   Administrative and office facilities                       18,502            122,089              4,009               --
   Custodian                                                  75,346             57,944             13,166               --
   Trustees' fees                                              9,664             41,976              1,605               --
   Audit                                                      12,000             18,900              9,450               --
   Registration - Investment Class                             6,789             12,377              6,606               --
   Registration - Consultant Class                              --                 --                4,368               --
   Legal                                                       2,438             15,011                512               --
   Other expenses                                              7,680             31,636              4,483               --
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                               836,266          3,421,715            211,880            180,905
Fees waived by investment adviser
   and distributor                                               (27)              --              (32,263)              --
Expenses reimbursed by investment
   adviser - Consultant/Institutional
   Service Class*                                               (726)              --               (5,185)              --
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 835,513          3,421,715            174,432            180,905
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 (19,984)           561,333            (81,351)          (139,827)
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments                          13,378,708         59,309,913          2,261,770          1,479,253
Net change in unrealized appreciation
   (depreciation) on investments                           3,606,601        (36,479,050)          (694,007)          (523,278)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
   on investments                                         16,985,309         22,830,863          1,567,763            955,975
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   INVESTMENT OPERATIONS                             $    16,965,325    $    23,392,196    $     1,486,412    $       816,148
-----------------------------------------------------------------------------------------------------------------------------

* Consultant Class of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds; Institutional Service Class of Royce Opportunity Fund.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                  NET ASSET          NET        NET REALIZED                    DISTRIBUTIONS   DISTRIBUTIONS
                    VALUE,       INVESTMENT    AND UNREALIZED    TOTAL FROM       FROM NET         FROM NET
                  BEGINNING        INCOME        GAIN (LOSS)     INVESTMENT      INVESTMENT      REALIZED GAIN      TOTAL
                  OF PERIOD        (LOSS)      ON INVESTMENTS    OPERATIONS        INCOME       ON INVESTMENTS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS
      + 2000    $       7.28    $       0.02    $       0.46    $       0.48    $        --     $        --     $        --
        1999            7.35            0.04            0.38            0.42           (0.04)          (0.45)          (0.49)
        1998            7.82            0.05            0.24            0.29           (0.05)          (0.71)          (0.76)
        1997            7.11            0.07            1.70            1.77           (0.06)          (1.00)          (1.06)
        1996            7.71            0.11            0.84            0.95           (0.11)          (1.44)          (1.55)
        1995            7.41            0.11            1.27            1.38           (0.11)          (0.97)          (1.08)

PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (a)
      + 2000    $       7.28    $      (0.01)   $       0.46    $       0.45    $        --     $        --     $        --
        1999            7.34           (0.02)           0.39            0.37             --            (0.43)          (0.43)
        1998            7.81           (0.01)           0.24            0.23             --            (0.70)          (0.70)
        1997            7.90            0.02            0.93            0.95           (0.04)          (1.00)          (1.04)

ROYCE MICRO-CAP FUND - INVESTMENT CLASS
      + 2000    $       9.50    $      (0.01)   $       1.17    $       1.16    $        --     $        --     $        --
        1999            8.55           (0.08)           1.24            1.16             --            (0.21)          (0.21)
        1998            9.40           (0.05)          (0.29)          (0.34)          (0.01)          (0.50)          (0.51)
        1997            8.14            --              2.01            2.01             --            (0.75)          (0.75)
        1996            7.53           (0.01)           1.17            1.16             --            (0.55)          (0.55)
        1995            6.48            --              1.24            1.24             --            (0.19)          (0.19)

ROYCE MICRO-CAP FUND - CONSULTANT CLASS (b)
      + 2000    $       9.45    $      (0.06)   $       1.15    $       1.09    $        --     $        --     $        --
        1999            8.50           (0.16)           1.23            1.07             --            (0.12)          (0.12)
        1998           10.58           (0.07)          (1.50)          (1.57)          (0.01)          (0.50)          (0.51)

ROYCE TOTAL RETURN FUND
      + 2000    $       7.15    $       0.08    $       0.15    $       0.23    $      (0.08)   $        --     $      (0.08)
        1999            7.56            0.17           (0.07)           0.10           (0.16)          (0.35)          (0.51)
        1998            7.52            0.15            0.20            0.35           (0.15)          (0.16)          (0.31)
        1997            6.29            0.11            1.38            1.49           (0.11)          (0.15)          (0.26)
        1996            5.76            0.14            1.28            1.42           (0.16)          (0.73)          (0.89)
        1995            5.12            0.13            1.24            1.37           (0.13)          (0.60)          (0.73)

ROYCE LOW-PRICED STOCK FUND
      + 2000    $       8.16    $        --     $       1.14    $       1.14    $        --     $        --     $        --
        1999            6.95           (0.03)           2.03            2.00             --            (0.79)          (0.79)
        1998            6.82           (0.01)           0.17            0.16             --            (0.03)          (0.03)
        1997            6.30           (0.03)           1.26            1.23             --            (0.71)          (0.71)
        1996            5.62           (0.03)           1.31            1.28             --            (0.60)          (0.60)
        1995            5.07           (0.04)           1.18            1.14             --            (0.59)          (0.59)


                                                                     RATIO OF       RATIO OF NET
                  NET ASSET                      NET ASSETS,        EXPENSES TO   INVESTMENT INCOME    PORTFOLIO
                 VALUE, END         TOTAL       END OF PERIOD       AVERAGE NET   (LOSS) TO AVERAGE    TURNOVER
                 OF PERIOD         RETURN       (IN THOUSANDS)       ASSETS (c)      NET ASSETS           RATE
----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND - INVESTMENT CLASS
      + 2000    $       7.76             6.6%**  $   355,438            1.05%*          0.48%*            21%**
        1999            7.28             6.0%        371,055            1.04%           0.49%             21%
        1998            7.35             4.2%        466,857            1.01%           0.62%             29%
        1997            7.82            25.0%        507,635            1.05%           0.88%             18%
        1996            7.11            12.8%        456,868            0.99%           1.05%             29%
        1995            7.71            18.7%        630,119            0.98%           1.18%             10%

PENNSYLVANIA MUTUAL FUND - CONSULTANT CLASS (a)
      + 2000    $       7.73             6.2%**  $   124,377            1.78%*         (0.24)%*           21%**
        1999            7.28             5.3%        129,261            1.77%          (0.24)%            21%
        1998            7.34             3.4%        140,042            1.74%          (0.11)%            29%
        1997            7.81            12.0%**      151,948            1.65%*          0.29%*            18%**

ROYCE MICRO-CAP FUND - INVESTMENT CLASS
      + 2000    $      10.66            12.2%**  $   125,315            1.49%*         (0.19)%*           45%**
        1999            9.50            13.7%        111,806            1.49%          (0.72)%            24%
        1998            8.55            (3.3)%       165,420            1.49%          (0.57)%            56%
        1997            9.40            24.7%        199,637            1.49%           0.04%             38%
        1996            8.14            15.5%        141,329            1.79%          (0.20)%            70%
        1995            7.53            19.1%         97,729            1.94%           0.10%             25%

ROYCE MICRO-CAP FUND - CONSULTANT CLASS (b)
      + 2000    $      10.54            11.5%**  $     1,468            2.49%*         (1.24)%*           45%**
        1999            9.45            12.7%          1,163            2.49%          (1.71)%            24%
        1998            8.50           (14.6)%**         751            2.49%*         (1.62)%*           56%**

ROYCE TOTAL RETURN FUND
      + 2000    $       7.30             3.3%**  $   222,706            1.25%*          2.23%*            12%**
        1999            7.15             1.6%        248,448            1.25%           2.32%             39%
        1998            7.56             4.8%        244,989            1.25%           2.75%             66%
        1997            7.52            23.7%        120,446            1.25%           3.15%             26%
        1996            6.29            25.5%          6,234            1.25%           2.50%            111%
        1995            5.76            26.9%          2,548            1.67%           2.42%             68%

ROYCE LOW-PRICED STOCK FUND
      + 2000    $       9.30            14.0%**  $    49,362            1.49%*          0.06%*            51%**
        1999            8.16            29.8%         24,530            1.49%          (0.49)%           103%
        1998            6.95             2.4%         21,174            1.49%          (0.11)%           111%
        1997            6.82            19.5%         18,096            1.49%          (0.47)%            99%
        1996            6.30            22.8%         15,905            1.88%          (0.67)%           137%
        1995            5.62            22.5%          4,215            1.97%          (1.11)%           114%

(a)  The Class commenced operations on June 18, 1997.

(b)  The Class commenced operations on May 4, 1998.

(c) Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 1.03% and 0.99% in 1996 and 1995, respectively, for Pennsylvania Mutual
     Fund - Investment Class; 2.03%, 2.02%, 1.99% and 2.00% in 2000 to 1997,
     respectively, for Pennsylvania Mutual Fund - Consultant Class; 1.85%, 1.86%, 1.81%, 1.80%, 1.87% and 1.97% in 2000 to 1995, respectively, for
     Royce Micro-Cap Fund - Investment Class; 3.87%, 3.99% and 4.52% in 2000 to 1998, respectively, for Royce Micro-Cap Fund - Consultant Class; 1.30%, 1.31%, 1.35%, 1.67%, 2.23% and 2.38% in 2000 to 1995, respectively, for
     Royce Total Return Fund; and 2.16%, 2.28%, 2.31%, 2.38%, 2.59% and 3.47% in
     2000 to 1995, respectively, for Royce Low-Priced Stock Fund.

*    Annualized.

**   Not annualized.

+    Six months ended June 30, 2000 (unaudited).


52 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                  NET ASSET          NET        NET REALIZED                    DISTRIBUTIONS   DISTRIBUTIONS
                    VALUE,       INVESTMENT    AND UNREALIZED    TOTAL FROM       FROM NET         FROM NET
                  BEGINNING        INCOME        GAIN (LOSS)     INVESTMENT      INVESTMENT      REALIZED GAIN      TOTAL
                  OF PERIOD        (LOSS)      ON INVESTMENTS    OPERATIONS        INCOME       ON INVESTMENTS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
ROYCE OPPORTUNITY FUND - INVESTMENT CLASS (a)
      + 2000    $       7.19    $        --     $       1.32    $       1.32    $        --      $       --         $    --
        1999            6.02             --             1.91            1.91             --            (0.74)          (0.74)
        1998            5.92           (0.01)           0.29            0.28             --            (0.18)          (0.18)
        1997            5.26            0.07            1.03            1.10           (0.08)          (0.36)          (0.44)
        1996            5.00             --             0.26            0.26             --              --              --
ROYCE OPPORTUNITY FUND - INSTITUTIONAL SERVICE CLASS (b)
      + 2000    $       8.12    $        --     $       0.39    $       0.39    $        --      $       --         $    --
ROYCE PREMIER FUND
      + 2000    $       9.56    $       0.01    $       0.41    $       0.42    $        --      $       --         $    --
        1999            9.14            0.01            1.00            1.01           (0.01)          (0.58)          (0.59)
        1998            8.70            0.05            0.53            0.58           (0.05)          (0.09)          (0.14)
        1997            7.81            0.09            1.35            1.44           (0.09)          (0.46)          (0.55)
        1996            7.12            0.10            1.18            1.28           (0.10)          (0.49)          (0.59)
        1995            6.48            0.10            1.05            1.15           (0.09)          (0.42)          (0.51)
ROYCE TRUST & GIFTSHARES FUND - INVESTMENT CLASS (c)
      + 2000    $      10.10    $      (0.03)   $       0.80    $       0.77    $        --       $      --         $    --
        1999            8.24           (0.04)           3.35            3.31             --            (1.45)          (1.45)
        1998            6.91           (0.02)           1.37            1.35             --            (0.02)          (0.02)
        1997            5.83           (0.01)           1.52            1.51             --            (0.43)          (0.43)
        1996            5.01             --             1.27            1.27             --            (0.45)          (0.45)
        1995            5.00             --             0.01            0.01             --              --              --
ROYCE TRUST & GIFTSHARES FUND - CONSULTANT CLASS (d)
      + 2000    $       9.91    $      (0.08)   $       0.78    $       0.70    $        --        $     --         $    --
        1999            8.14           (0.09)           3.25            3.16             --            (1.39)          (1.39)
        1998            6.88           (0.06)           1.34            1.28             --            (0.02)          (0.02)
        1997            7.21           (0.01)           0.11            0.10             --            (0.43)          (0.43)
ROYCE SELECT FUND (e)
      + 2000    $     141.04    $      (1.85)   $      13.08    $      11.23    $        --        $     --         $    --
        1999          107.79           (2.84)          40.71           37.87             --            (4.62)          (4.62)
        1998          100.00            0.06            7.79            7.85           (0.06)            --            (0.06)


                                                                     RATIO OF       RATIO OF NET
                  NET ASSET                      NET ASSETS,        EXPENSES TO   INVESTMENT INCOME    PORTFOLIO
                 VALUE, END         TOTAL       END OF PERIOD       AVERAGE NET   (LOSS) TO AVERAGE    TURNOVER
                 OF PERIOD         RETURN       (IN THOUSANDS)       ASSETS (f)       NET ASSETS           RATE
----------------------------------------------------------------------------------------------------------------
ROYCE OPPORTUNITY FUND - INVESTMENT CLASS (a)
      + 2000    $       8.51            18.4%** $    179,936            1.29%*         (0.03)%*           34%**
        1999            7.19            32.3%         60,399            1.46%          (0.07)%           122%
        1998            6.02             4.9%         34,278            1.25%          (0.16)%           120%
        1997            5.92            20.8%         22,244            0.99%           1.23%             77%
        1996            5.26             5.2%**       17,857            0.97%*          0.83%*             1%**
ROYCE OPPORTUNITY FUND - INSTITUTIONAL SERVICE CLASS (b)
      + 2000    $       8.51             4.8%** $        105            1.49%*         (0.38)%*           34%**
ROYCE PREMIER FUND
      + 2000    $       9.98             4.4%** $    581,486            1.22%*          0.20%*            24%**
        1999            9.56            11.5%        567,834            1.23%           0.11%             48%
        1998            9.14             6.7%        568,989            1.23%           0.55%             46%
        1997            8.70            18.4%        533,141            1.24%           1.20%             18%
        1996            7.81            18.1%        317,024            1.25%           1.25%             34%
        1995            7.12            17.8%        302,239            1.25%           1.48%             39%
ROYCE TRUST & GIFTSHARES FUND - INVESTMENT CLASS (c)
      + 2000    $      10.87             7.6%** $     17,917            1.49%*         (0.60)%*           55%**
        1999           10.10            41.8%         15,474            1.49%          (0.60)%           152%
        1998            8.24            19.5%          8,418            1.49%          (0.35)%           153%
        1997            6.91            26.0%          3,614            1.49%          (0.32)%            64%
        1996            5.83            25.6%          1,064            1.49%          (0.05)%            93%
        1995            5.01             0.2%**          502            0.70%*          0.00%*             0%**
ROYCE TRUST & GIFTSHARES FUND - CONSULTANT CLASS (d)
      + 2000    $      10.61             7.1%** $      4,230            2.49%*         (1.60)%*           55%**
        1999            9.91            40.3%          3,469            2.49%          (1.60)%           152%
        1998            8.14            18.5%          1,276            2.49%          (1.39)%           153%
        1997            6.88             1.5%**          107            2.49%*         (1.35)%*           64%**
ROYCE SELECT FUND (e)
      + 2000    $     152.27             8.0%** $     11,492            1.68%**        (1.30)%**          61%**
        1999          141.04            35.4%          9,858            4.61%          (3.94)%           136%
        1998          107.79             7.9%**        1,090            0.00%**         0.06%**           27%**

(a)  The Fund commenced operations on November 19, 1996.
(b)  The Class commenced operations on May 22, 2000.
(c)  The Fund commenced operations on December 27, 1995.
(d)  The Class commenced operations on September 26, 1997.
(e)  The Fund commenced operations on November 18, 1998.
(f) Expense ratios are shown net of fee waivers and expense reimbursements by the adviser and/or the distributor, as applicable. Expense ratios for each period before the waivers and reimbursements would have been: 1.54%, 1.56% and 1.97% in 1998 to 1996, respectively, for Royce Opportunity
     Fund - Investment Class; 8.39% in 2000 for Royce Opportunity
     Fund - Institutional Service Class; 1.28% in 1996 for Royce Premier Fund; 1.85%, 2.12%, 2.45%, 3.82%, 6.53% and 1.95% in 2000 to 1995, respectively, for Royce Trust & GiftShares Fund - Investment Class; 2.87%, 3.53%, 4.70% and 30.28% in 2000 to 1997, respectively, for Royce Trust & GiftShares Fund - Consultant Class; and 5.38% and 1.03% in 1999 and 1998, respectively, for Royce Select Fund.
*    Annualized.
**   Not annualized.
+    Six months ended June 30, 2000 (unaudited).

                                   THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 | 53

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

   Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Low-Priced Stock Fund, Royce Opportunity Fund, Royce Premier Fund, Royce Trust & GiftShares Fund and Royce Select Fund (the "Fund" or "Funds"), are eight series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust.

   Three funds in the series, Pennsylvania Mutual Fund, Royce Micro-Cap Fund and Royce Trust & GiftShares Fund, offer both an Investment Class and a Consultant Class of shares. Royce Opportunity Fund offers both an Investment Class and, effective May 22, 2000, an Institutional Service Class of shares. Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS:
   Securities listed on an exchange or on the Nasdaq National Market System
(NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
   The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to more than one series of the Trust are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees remain invested in certain Royce funds until distribution in accordance with the agreement.

TAXES:
   As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

DISTRIBUTIONS:
   Royce Total Return Fund pays dividends from its net investment income on a quarterly basis and makes any distributions from net realized capital gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

REPURCHASE AGREEMENTS:
   The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

SECURITY LENDING:
   Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily, typically in money market mutual funds, by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.


INVESTMENT ADVISER AND DISTRIBUTOR:

INVESTMENT ADVISER:
   Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds' net annual operating expense ratios at specified levels through December 31, 2000.


54  THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

                                                       NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                      COMMITTED NET ANNUAL
                                                                     OPERATING EXPENSE RATIO           PERIOD ENDED JUNE 30, 2000
                                                                 ------------------------------------  ---------------------------
                             ANNUAL CONTRACTUAL ADVISORY FEE     INVESTMENT  CONSULTANT/INSTITUTIONAL  NET ADVISORY     ADVISORY
                          AS A PERCENTAGE OF AVERAGE NET ASSETS     CLASS          SERVICE CLASS       FEES ACCRUED    FEES WAIVED
----------------------------------------------------------------------------------------------------------------------------------
   PENNSYLVANIA MUTUAL FUND                0.79%*                    N/A               N/A              $1,862,457       $    -
   ROYCE MICRO-CAP FUND                    1.50%                    1.49%             2.49%                683,946        213,387
   ROYCE TOTAL RETURN FUND                 1.00%                    1.25%              N/A               1,056,162         57,432
   ROYCE LOW-PRICED STOCK FUND             1.50%                    1.49%              N/A                 188,611         73,547
   ROYCE OPPORTUNITY FUND                  1.00%                     N/A              1.49%                649,974            -
   ROYCE PREMIER FUND                      1.00%                     N/A               N/A               2,802,247            -
   ROYCE TRUST & GIFTSHARES FUND           1.00%                    1.49%             2.49%                 93,005         11,079
----------------------------------------------------------------------------------------------------------------------------------


 * Pennsylvania Mutual Fund's fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

   Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund's pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund's pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the period ended June 30, 2000, the Fund accrued $180,905 of performance fees.


DISTRIBUTOR:
   Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is a wholly owned subsidiary of Royce. The distribution agreement provides for maximum fees at the annual rate of 1.0% of each Fund's Consultant Class average net assets and 0.25% of the average net assets of Royce Low-Priced Stock Fund, the Institutional Service Class of Royce Opportunity Fund, and the Investment Class of Royce Trust & GiftShares Fund. For the period ended June 30, 2000, RFS received 12b-1 distribution fees of $464,504 (net of voluntary waivers of $154,852), $6,417 and $19,346 from the Consultant Classes of Pennsylvania Mutual, Royce Micro-Cap and Royce Trust & GiftShares Funds, respectively. RFS voluntarily waived the distribution fees of $43,693, $27 and $21,184 from Royce Low-Priced Stock Fund, the Institutional Service Class of Royce Opportunity Fund, and the Investment Class of Royce Trust & GiftShares Fund, respectively.

PURCHASES AND SALES OF INVESTMENT SECURITIES:
   For the period ended June 30, 2000, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:


                                           PURCHASES        SALES
   ------------------------------------------------------------------
   PENNSYLVANIA MUTUAL FUND              $ 96,779,002    $163,594,950
   ROYCE MICRO-CAP FUND                    50,000,664      51,307,107
   ROYCE TOTAL RETURN FUND                 27,346,616      50,032,146
   ROYCE LOW-PRICED STOCK FUND             35,652,732      16,191,772
   ROYCE OPPORTUNITY FUND                 134,628,499      41,113,856
   ROYCE PREMIER FUND                     123,951,524     160,105,833
   ROYCE TRUST & GIFTSHARES FUND           15,043,969      10,911,249
   ROYCE SELECT FUND                        7,295,387       6,449,196
   ------------------------------------------------------------------


-------------------------------------------------------------------------------

TAX BASIS OF INVESTMENTS:
   At June 30, 2000, tax basis net unrealized appreciation (depreciation) was equal to the difference between aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value, as follows:


                                                                     NET UNREALIZED              GROSS UNREALIZED
                                                     TAX BASIS        APPRECIATION        -----------------------------
                                                       COST          (DEPRECIATION)        APPRECIATION    DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
   PENNSYLVANIA MUTUAL FUND                        $367,833,048       $103,900,510        $132,773,277      $28,872,767
   ROYCE MICRO-CAP FUND                             116,649,184          9,678,225          22,271,833       12,593,608
   ROYCE TOTAL RETURN FUND                          241,556,867        (19,320,120)         25,641,482       44,961,602
   ROYCE LOW-PRICED STOCK FUND                       45,525,334          3,221,514           6,034,605        2,813,091
   ROYCE OPPORTUNITY FUND                           168,354,551          9,564,945          26,219,056       16,654,111
   ROYCE PREMIER FUND                               484,785,733         82,319,496         117,580,567       35,261,071
   ROYCE TRUST & GIFTSHARES FUND                     19,710,853          2,200,762           3,870,787        1,670,025
   ROYCE SELECT FUND                                 10,471,802          1,022,642           1,722,259          699,617


TRANSACTIONS IN AFFILIATED COMPANIES:
   An "Affiliated Company," as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company's outstanding voting securities. The following transactions were effected in shares of such companies for the period ended June 30, 2000.


                                                   PURCHASES                   SALES
                                            --------------------          -------------------     REALIZED       DIVIDEND
                    AFFILIATED COMPANY      SHARES          COST          SHARES         COST    GAIN (LOSS)      INCOME
-------------------------------------------------------------------------------------------------------------------------
ROYCE TOTAL
RETURN FUND         Mueller (Paul)             -              -              -             -         -           $71,400
-------------------------------------------------------------------------------------------------------------------------



                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000 55

OFFICERS
   Charles M. Royce, President and Treasurer
   Jack E. Fockler, Jr., Vice President
   W. Whitney George, Vice President
   Daniel A. O'Byrne, Vice President and Assistant Secretary
   John E. Denneen, Secretary

TRUSTEES
   Hubert L. Cafritz
   Financial Consultant

   Donald R. Dwight
   Dwight Partners, Inc., President

   Richard M. Galkin
   Richard M. Galkin Associates, Inc., President

   Stephen L. Isaacs
   The Center for Health and Social Policy,
   President; Attorney

   William L. Koke
   Shoreline Financial Consultants
   Registered Investment Adviser

   David L. Meister
   Communications Industry, Consultant

   Charles M. Royce
   Royce & Associates, Inc., President

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company


56 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2000

               [GRAPHIC Pair of eyeglass reflecting "Value"]

POSTSCRIPT
--------------------------------------------------------------------------------

     REMEMBER Y2K?

          Only a short time ago, the media was covering stories of people digging fallout shelters, stocking up on canned food and gearing up for the computer apocalypse known as Y2K. Even those of us not quite convinced that the end of the world was at hand were at least a bit apprehensive. As midnight approached on December 31, the world collectively held its breath time zone by time zone. By the afternoon of January 1, however, it all seemed like a joke, a major case of much ado about nothing. Many of us bragged that we knew that all the hysteria wouldn't amount to much. Everybody else may have been taken in, but we weren't fooled.

          This is how perceptions often work, especially with the benefit of 20/20 hindsight. One minute we can be certain that something is true, only to be convinced of the opposite moments later when new experience or information comes into view. How do you keep an eye on `reality' when it refuses to stand still?

          As value investors, we confront this problem in various ways every day. How do we size up a business when so many factors change, sometimes radically, and often very quickly? The picture that we create of a company is not a portrait or a photograph -- it more closely resembles a video, with several inputs that cause the picture to shift over time. We walk a fine line between remaining true to our convictions and acknowledging that our perspective on a company can turn in a heartbeat.

          Many of the companies that we look at as potential purchase candidates are not high on other investors' hit lists. Often this relates to perceptions. A couple of quarters' worth of missed earnings, a depressed stock price and a difficult business cycle is a recipe for discouragement for many investors, while to us it can smack of a potentially sweet opportunity. The same company looks very different based on the multiple perspectives of investors. Our eyes are always on the long term, so we can afford to be patient while a company that we think is well-run rights itself.

          Sometimes a company falls out of favor, although its underlying business strengths remain very attractive to us. We may take a position in this kind of company and wait for Wall Street to catch on. After all, the band Kiss, currently in the midst of a highly profitable farewell tour, was for years derided by parents and critics alike for being dangerous on the one hand and derivative on the other. Today, they are routinely cited as a positive influence on younger musicians and seem as safe and familiar as Donny and Marie. Shaquille O'Neal used to be the poster child for a whole generation of slackers and underachievers; today he is the very model of a champion. Kiss still sounds the same as they did when shag carpeting was in style. Shaquille insists that all he ever wanted to do was win. So what exactly changed, the players or the perceptions?

          We see companies go through similar ups and downs all the time. Our goal is to buy them when interest is low so that we can reap the potential rewards when sentiments shift later on. By keeping our perspective on the companies that we invest in -- the strength of a balance sheet, the ability to generate free cash flow and the prospect of future growth -- we believe that we can potentially provide our shareholders with strong absolute returns over long-term periods.

--------------------------------------------------------------------------------
                                  -------------
                                       THE
                                      ROYCE
                                      FUNDS
                                  -------------

                              WEALTH OF EXPERIENCE

With approximately $3.3 billion in total assets under management, Royce & Associates is an independent firm committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes three Portfolio Managers and a Managing Director, as well as six analysts and four traders.

                          MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

                              CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

                              CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $45 MILLION invested in The Royce Funds.
--------------------------------------------------------------------------------

                                 THE ROYCE FUNDS

                  1414 AVENUE OF THE AMERICAS, NEW YORK NY10019


GENERAL INFORMATION                   ADVISOR SERVICES
ADDITIONAL REPORT COPIES              FOR FUND MATERIALS, PERFORMANCE UPDATES,
AND PROSPECTUS INQUIRIES              TRANSACTIONS OR ACCOUNT INQUIRIES
(800) 221-4268                        (800) 33-ROYCE (337-6923)

SHAREHOLDER SERVICES                  BROKER/DEALER SERVICES
(800) 841-1180                        FOR FUND MATERIALS AND PERFORMANCE UPDATES
                                      (800) 59-ROYCE (597-6923)
AUTOMATED TELEPHONE SERVICES
(800) 78-ROYCE (787-6923)


                               www.roycefunds.com
                               funds@roycenet.com


            This report must be accompanied or preceded by a current
         prospectus for the Funds. Please read the prospectus carefully before investing or sending money.